UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Semiannual Report

December 31, 2014

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Actively Managed Exchange-Traded Funds

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

Table of Contents

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		23
Financial Highlights		26
Statements of Assets and Liabilities		32
Statements of Operations		35
Statements of Changes in Net Assets		38
Statements of Cash Flows		42
Notes to Financial Statements		113
Glossary		131
Approval of Renewal of the Investment Management Agreement		132

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	6	43
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	7	44
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	8	45
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	9	46
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	10	47
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	11	48
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	12	49
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	13	50
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	14	56
PIMCO Diversified Income Active Exchange-Traded Fund*	15	61
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund*	16	67
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund*	17	73
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund*	18	78
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund*	19	87
PIMCO Low Duration Active Exchange-Traded Fund*	20	92
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund*	21	99
PIMCO Total Return Active Exchange-Traded Fund*	22	102

* On October 31, 2014, the Funds underwent name changes to add “Active” into each Fund’s respective name.

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO ETF Trust covering the six-month reporting period ended December 31, 2014. On the following pages, you’ll find specific details on investment performance and a discussion of the factors that most affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our six-month reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.28% for the reporting period as intermediate and longer-maturity yields declined, while the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 2.53% on June 30, 2014.

2	PIMCO ETF TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 2.07% over the reporting period. The collapse in oil prices pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices.

■

Tax-exempt municipal bonds, as represented by the Barclays Municipal Bond Index, returned 2.88% over the reporting period. Positive returns were fueled by strong retail demand and the flight-to-quality sentiment, but municipals failed to keep pace with the rally in U.S. Treasuries. Demand for municipal bonds was concentrated in high yield and longer-duration segments, as investor appetite for yield outweighed negative credit headlines in Detroit, Michigan, the state of Illinois, and San Bernardino, California, where court rulings favored pensioners over bondholders.

■

U.S. investment grade credit, as measured by the Barclays U.S. Credit Index, returned 1.73% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets sell-off, combined with heightened volatility in the Eurozone. The U.S. short-dated high yield market, as measured by the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, declined 2.53%, as lower oil prices were the primary reason for lackluster returns during the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

PIMCO ETFs are designed to provide well-engineered solutions to meet a broad range of investor needs, and offers access to PIMCO’s unique investment process and world-class portfolio management expertise in the ETF vehicle, which features portfolio transparency and intra-day pricing in a conveniently traded format. PIMCO ETFs include a range of actively-managed and Smart Passive strategies, providing investors access to a variety of sectors, geographical regions and investment objectives.

If you have any questions regarding your PIMCO ETF Trust investment, please contact your financial advisor, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in PIMCO. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO ETF Trust January 23, 2015

SEMIANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Funds

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Foreign Currency Strategy Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Total Return Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. While we believe that bond funds have an important role to play in a well-diversified investment portfolio, an investment in a Fund alone should not constitute an entire investment program. It is important to note that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, limited issuance risk, interest rate risk, inflation-indexed security risk, call risk, credit risk, high yield risk, market risk, municipal bond risk, liquidity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, short sale risk, convertible securities risk, derivatives risk, issuer non-diversification risk, leveraging risk, management and tracking error risk, indexing risk, issuer risk, operational risk, emerging markets risk, management risk, municipal project-specific risk, Australian securities risk, Canadian securities risk and German securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. An Index Fund may engage in such transactions regardless of whether the Index Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance

4	PIMCO ETF TRUST

could be primarily dependent upon securities it does not own. A Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”).

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.5%
Short-Term Instruments	0.5%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	0.15%	0.49%	0.97%	0.99%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.23%	0.53%	0.98%	1.00%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.21%	0.62%	1.06%	1.09%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 1- to 3-year segment of the U.S. Treasury yield curve moved higher over the course of the reporting period, negatively impacting the price return of the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index, resulting in positive overall performance for both.

6	PIMCO ETF TRUST

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	FIVZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	1.09%	3.05%	3.48%	3.19%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	1.00%	2.91%	3.45%	3.17%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	1.14%	3.12%	3.58%	3.29%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year US Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Changes in yields in the 3- to 7-year segment of the U.S. Treasury yield curve were mixed over the course of the reporting period, having a muted impact on the performance of the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index, resulting in positive overall performance for both.

SEMIANNUAL REPORT	DECEMBER 31, 2014	7

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TENZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	3.79%	9.32%	6.06%	5.35%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	3.80%	9.36%	6.06%	5.35%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	3.81%	9.32%	6.24%	5.49%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 7- to 15-year segment of the U.S. Treasury yield curve declined over the course of the reporting period, resulting in a positive impact on price returns. Returns due to income also positively contributed to performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	21.34%	49.35%	15.85%	12.91%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	21.18%	48.55%	15.83%	12.95%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	20.98%	48.65%	15.89%	12.92%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve declined over the reporting period, positively contributing to performance for the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2014	9

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-3.15%	-1.32%	1.41%	1.92%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-3.25%	-1.43%	1.38%	1.91%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	-3.07%	-1.06%	1.63%	2.15%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, rose across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, negatively impacting performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also had a negative impact on price returns.

10	PIMCO ETF TRUST

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	3.61%	19.32%	7.85%	8.05%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	3.89%	19.57%	7.93%	8.10%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	3.42%	19.31%	8.09%	8.25%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Changes in real yields, or the rates of return in excess of expected future inflation, were mixed above the 15-year point along the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period had a negative impact on price returns. On an aggregate basis, these factors combined for an overall positive return for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2014	11

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-1.78%	4.37%	4.07%	4.47%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-1.71%	4.50%	4.09%	4.49%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	-1.78%	4.49%	4.28%	4.66%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also had a negative impact on price returns.

12	PIMCO ETF TRUST

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	95.0%
Short-Term Instruments	2.6%
U.S. Treasury Obligations	1.3%
U.S. Government Agencies	1.1%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-2.08%	0.50%	5.77%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	-2.65%	-0.10%	5.62%
The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM±	-2.53%	0.88%	6.23%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Over the reporting period, yields in the short-term segment of the U.S. high yield market rose, which negatively impacted performance. Coupon returns positively contributed to performance for the Fund and the Underlying Index. The net result, however, was negative overall performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2014	13

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Banking & Finance	37.9%
Industrials	36.0%
Utilities	17.6%
Short-Term Instruments	8.5%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	1.40%	7.43%	5.13%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	1.42%	7.33%	5.12%
The BofA Merrill Lynch U.S. Corporate IndexSM±	1.48%	7.51%	5.37%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An increase in investment grade corporate yields and wider option-adjusted spreads combined to negatively impact price returns for both the Fund and the Underlying Index over the reporting period. Returns due to income positively contributed to performance for both the Fund and the Underlying Index, resulting in positive overall performance for both.

14	PIMCO ETF TRUST

PIMCO Diversified Income Active Exchange-Traded Fund

Ticker Symbol	DI

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	72.7%
Sovereign Issues	12.2%
Short-Term Instruments	6.0%
Municipal Bonds & Notes	2.6%
Bank Loan Obligations	2.4%
Other	4.1%
†	% of Investments, at value as of 12/31/14

Cumulative Total Return for the period ended December 31, 2014
	6 Months	Fund Inception (01/22/2014)
PIMCO Diversified Income Active Exchange-Traded Fund (Based on Net Asset Value)	-3.63%	1.48%
PIMCO Diversified Income Active Exchange-Traded Fund (At Market Price)(1)	-2.48%	2.50%
Barclays Global Credit Hedged USD Index±	1.37%	5.64%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Diversified Income Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on January 22, 2014.

»	An overweight to high yield spread duration detracted from relative performance as high yield spreads widened during the reporting period.

»	An underweight to high yield energy bonds benefited performance as these bonds generally sold-off during the reporting period.

»	Exposure to Russia detracted from performance as spreads of Russian bonds widened during the reporting period.

»	Exposure to U.S. duration (or sensitivity to changes in market interest rates) benefited performance as U.S. interest rates fell across most of the yield curve during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2014	15

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	64.6%
Short-Term Instruments	9.3%
Asset-Backed Securities	7.2%
Sovereign Issues	6.7%
U.S. Government Agencies	5.8%
Other	6.4%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	0.04%	0.53%	1.17%	1.14%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.10%	0.55%	1.16%	1.15%
Citi 3-Month Treasury Bill Index±	0.01%	0.03%	0.07%	0.07%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) benefited performance by generating positive income for the portfolio above that of the Fund’s Underlying Index.

»	An overweight to Agency mortgages benefited performance as prices for these securities generally rose during the reporting period.

»	An overweight to commercial mortgage-backed securities (“CMBS”) benefited performance as these securities generally posted positive total returns during the reporting period.

»	An overweight to U.S. dollar-denominated Korean debt benefited performance as these securities generally provided positive income during the reporting period.

»	Exposure to investment grade credit detracted from performance as credit spreads widened during the reporting period.

»	Exposure to Brazilian quasi-sovereign corporate debt detracted from performance as prices of these securities generally fell during the reporting period.

16	PIMCO ETF TRUST

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

Ticker Symbol	FORX

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Short-Term Instruments	37.1%
Denmark	18.7%
Poland	12.5%
Japan	7.0%
Brazil	5.8%
Mexico	5.3%
United Kingdom	5.0%
Other	8.6%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (02/11/2013)
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Based on Net Asset Value)	-4.58%	-2.27%	-3.83%
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (At Market Price)(1)	-6.10%	-3.95%	-4.95%
BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index±	-11.06%	-9.97%	-4.60%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index tracks the performance of a fixed-weighted blend of select short-dated sovereign indices whose securities are publicly issued and denominated in the issuer’s own domestic market and currency. The weights of constituent markets are re-set on each calendar month-end rebalancing date with the following weights: Canada (9.1%); Euro member countries (57.6%); Japan (13.6%); Sweden (4.2%); Switzerland (3.6%) and the U.K. (11.9%). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.65%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Foreign Currency Strategy Active Exchange-Traded Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities, currency forwards backed by high-quality, low duration securities, and derivative instruments, such as options, futures contracts, or swap agreements. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards or Fixed Income Instruments denominated in currencies of non-U.S. countries or related derivative instruments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Short exposure to the Japanese yen and Swiss franc added to performance as these developed market currencies depreciated relative to the U.S. dollar over the reporting period.

»

Exposure to the British pound, Swedish krona, Norwegian krone and Canadian dollar detracted from performance as these developed market currencies depreciated relative to the U.S. dollar over the reporting period.

»

Exposure to the Polish zloty, Russian ruble, Malaysian ringgit, and Indonesian rupiah detracted from performance as these emerging market currencies depreciated relative to the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2014	17

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

United States	40.5%
Brazil	11.5%
Italy	10.9%
Short-Term Instruments	5.3%
Mexico	4.9%
Other	26.9%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Based on Net Asset Value)	-8.62%	-0.86%	1.40%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (At Market Price)(1)	-8.79%	-0.81%	-1.60%
Barclays Universal Government Inflation-Linked Bond Index±	-4.06%	3.49%	0.93%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close)±±	-8.43%	-0.20%	-1.27%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.61%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

»

Exposure to global inflation-linked bonds detracted from absolute performance as global inflation-linked bonds, measured by the Barclays Universal Government Inflation-Linked Bond Index, generally posted negative returns over the reporting period.

»	An underweight to Japanese real duration (or sensitivity to changes in real interest rates) benefited relative performance as Japanese real yields rose over the reporting period.

»	Exposure to Spanish nominal rates benefited relative performance as yields in Spain fell over the reporting period.

»	An overweight to 30-year Mexican real rates benefited performance as the Mexican real yield curve flattened and longer-dated maturities outperformed shorter-dated maturities over the reporting period.

»

An overweight to the 3- to 10-year portion of the U.S. real yield curve detracted from relative performance as the U.S. real yield curve flattened and shorter-dated real yields rose over the reporting period.

»	Exposure to the Polish zloty detracted from relative performance as the Polish zloty depreciated versus the U.S. dollar over the reporting period.

18	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

New York	19.1%
Texas	11.3%
California	11.1%
Ohio	7.1%
Short-Term Instruments	5.9%
Illinois	5.9%
Florida	5.1%
Other	34.5%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.78%	5.33%	3.83%	3.68%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.87%	5.49%	3.82%	3.70%
Barclays 1-15 Year Municipal Bond Index±	2.04%	6.36%	4.31%	4.23%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed below the Fund’s benchmark index throughout the majority of the reporting period, which detracted from performance as municipal bond yields moved lower across intermediate and long maturities of the municipal bond yield curve.

»	An overweight to the revenue-backed sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector throughout the majority of the reporting period contributed to performance as this segment outperformed the general municipal bond market.

»	An overweight to the education sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the housing sector detracted from performance as this segment outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2014	19

PIMCO Low Duration Active Exchange-Traded Fund

Ticker Symbol	LDUR

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	55.5%
U.S. Treasury Obligations	25.3%
Sovereign Issues	5.7%
Mortgage-Backed Securities	5.3%
Asset-Backed Securities	5.1%
Short-Term Instruments	2.9%
Other	0.2%
†	% of Investments, at value as of 12/31/14

Cumulative Total Return for the period ended December 31, 2014
	6 Months	Fund Inception (01/22/2014)
PIMCO Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	0.35%	1.87%
PIMCO Low Duration Active Exchange-Traded Fund (At Market Price)(1)	-1.12%	1.82%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.21%	0.63%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

»	The Fund commenced operations on January 22, 2014.

»	An underweight to the 2-year portion of the U.S. yield curve benefited performance as 2-year U.S. interest rates increased over the reporting period.

»	An overweight to non-Agency residential mortgage-backed securities (“RMBS”) benefited performance as prices of these securities generally rose over the reporting period.

»	An overweight to commercial mortgage-backed securities (“CMBS”) benefited performance as the total return of these securities generally rose over the reporting period.

»	An overweight to high yield credit detracted from performance as spreads widened over the reporting period.

»	Exposure to Brazilian quasi-sovereign corporate debt detracted from performance as prices on these securities generally fell over the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar over the reporting period.

»	Short exposure to the euro benefited performance as the euro depreciated versus the U.S. dollar over the reporting period.

20	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Florida	13.0%
Texas	12.9%
New York	11.5%
Ohio	7.1%
Pennsylvania	5.4%
Other	50.1%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.11%	0.82%	1.04%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	-0.01%	0.70%	1.00%
Barclays 1 Year Municipal Bond Index±	0.12%	0.58%	0.97%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed above the Fund’s benchmark index throughout the reporting period, which detracted from performance as municipal bond yields moved higher in short maturities of the municipal bond yield curve.

»	An overweight to the revenue-backed sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the housing sector detracted from performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the special tax sector throughout the majority of the reporting period detracted from performance as this segment underperformed the general municipal bond market.

SEMIANNUAL REPORT	DECEMBER 31, 2014	21

PIMCO Total Return Active Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	36.2%
U.S. Treasury Obligations	21.0%
Short-Term Instruments	15.3%
Mortgage-Backed Securities	10.3%
Sovereign Issues	6.6%
Other	10.6%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Active Exchange-Traded Fund (Based on Net Asset Value)	2.48%	6.87%	6.01%
PIMCO Total Return Active Exchange-Traded Fund (At Market Price)(1)	2.10%	6.65%	5.94%
Barclays U.S. Aggregate Index±	1.96%	5.97%	2.51%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.56%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Total Return Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the longer-term portion of the U.S. Treasury yield curve during the reporting period detracted from performance as longer-term U.S. Treasury yields fell.

»	An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation levels narrowed during the reporting period.

»	Short exposure to U.K. nominal interest rates toward the end of the reporting period detracted from performance as nominal yields in the U.K. fell.

»	An overweight to the U.S. dollar versus the euro and Japanese yen added to returns as these currencies depreciated against the U.S. dollar during the reporting period.

»	An underweight to investment grade corporate bonds benefited performance as these securities underperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to Italian and Spanish sovereign debt added to performance as Italian and Spanish sovereign interest rates fell during the reporting period.

22	PIMCO ETF TRUST

Expense Examples

(Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2014 to December 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,001.50	$0.56	$1,000.00	$1,024.78	$0.56	0.11%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,010.90	0.76	1,000.00	1,024.58	0.77	0.15
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,037.90	0.77	1,000.00	1,024.58	0.77	0.15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,213.40	0.84	1,000.00	1,024.58	0.77	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	968.50	1.00	1,000.00	1,024.33	1.03	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,036.10	1.03	1,000.00	1,024.33	1.03	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	982.20	1.00	1,000.00	1,024.33	1.03	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	979.20	2.76	1,000.00	1,022.55	2.82	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,014.00	1.02	1,000.00	1,024.33	1.03	0.20
PIMCO Diversified Income Active Exchange-Traded Fund	1,000.00	963.70	4.23	1,000.00	1,021.03	4.35	0.85
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,000.40	1.77	1,000.00	1,023.57	1.79	0.35
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	1,000.00	954.20	3.22	1,000.00	1,022.05	3.33	0.65
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,000.00	913.80	3.01	1,000.00	1,022.20	3.18	0.62
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,017.80	1.79	1,000.00	1,023.57	1.79	0.35

SEMIANNUAL REPORT	DECEMBER 31, 2014	23

Expense Examples (Cont.)

(Unaudited)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Low Duration Active Exchange-Traded Fund	$1,000.00	$1,003.50	$2.64	$1,000.00	$1,022.71	$2.67	0.52%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,001.10	1.77	1,000.00	1,023.57	1.79	0.35
PIMCO Total Return Active Exchange-Traded Fund	1,000.00	1,024.80	3.03	1,000.00	1,022.35	3.02	0.59

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

24	PIMCO ETF TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2014	25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$50.94	$0.12	$(0.04)	$0.08	$(0.12)	$(0.06)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00
06/30/2010	49.94	0.43	0.84	1.27	(0.43)	(0.02)

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$79.51	$0.53	$0.33	$0.86	$(0.52)	$(0.42)
06/30/2014	79.28	1.01	0.38	1.39	(0.92)	(0.24)
06/30/2013	81.94	1.16	(2.11)	(0.95)	(1.09)	(0.62)
06/30/2012	78.36	1.29	3.91	5.20	(1.28)	(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)
10/30/2009 - 06/30/2010	75.34	1.08	2.53	3.61	(1.04)	0.00

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$83.42	$0.95	$2.19	$3.14	$(0.92)	$0.00
06/30/2014	82.66	1.80	0.69	2.49	(1.73)	0.00
06/30/2013	87.76	1.27	(4.35)	(3.08)	(1.47)	(0.55)
06/30/2012	78.21	1.86	10.13	11.99	(1.77)	(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)
09/10/2009 - 06/30/2010	75.67	1.94	3.65	5.59	(1.98)	(0.05)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$99.87	$1.63	$19.54	$21.17	$(1.68)	$0.00
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00
10/30/2009 - 06/30/2010	76.98	2.24	5.93	8.17	(2.13)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$53.58	$(0.20)	$(1.48)	$(1.68)	$(0.19)	$0.00
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)
08/20/2009 - 06/30/2010	50.00	0.86	1.71	2.57	(0.78)	0.00

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$65.02	$0.25	$2.09	$2.34	$(0.45)	$0.00
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00
09/03/2009 - 06/30/2010	50.01	1.22	4.20	5.42	(1.26)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$58.14	$0.13	$(1.16)	$(1.03)	$(0.24)	$0.00
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)
09/03/2009 - 06/30/2010	50.01	0.96	2.97	3.93	(0.92)	(0.07)

26	PIMCO ETF TRUST	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$(0.18)	$50.84	0.15%	$114,503	0.11	%*	0.15	%*	0.46	%*	33%
(0.19)	50.94	0.68	127,442	0.10		0.16		0.32		61
(0.30)	50.78	0.20	129,595	0.09		0.15		0.33		15
(0.39)	50.98	0.74	132,657	0.09		0.15		0.57		8
(0.40)	51.00	1.26	107,206	0.09		0.15		0.78		18
(0.45)	50.76	2.56	86,400	0.09		0.19		0.83		256

$(0.94)	$79.43	1.09%	$9,267	0.15	%*	0.15	%*	1.31	%*	24%
(1.16)	79.51	1.78	13,251	0.16		0.16		1.28		39
(1.71)	79.28	(1.20)	21,140	0.15		0.15		1.42		4
(1.62)	81.94	6.67	21,852	0.15		0.15		1.59		37
(2.23)	78.36	3.49	20,895	0.15		0.15		1.83		48
(1.04)	77.91	4.85	51,942	0.15	*	0.41	*	2.14	*	178

$(0.92)	$85.64	3.79%	$110,196	0.15	%*	0.15	%*	2.23	%*	26%
(1.73)	83.42	3.07	73,969	0.15		0.15		2.19		52
(2.02)	82.66	(3.61)	11,296	0.15		0.15		1.45		26
(2.44)	87.76	15.47	37,446	0.15		0.15		2.17		24
(3.34)	78.21	3.00	8,342	0.15		0.15		2.87		76
(2.03)	79.23	7.54	14,790	0.15	*	0.86	*	3.31	*	209

$(1.68)	$119.36	21.34%	$97,875	0.15	%*	0.15	%*	2.98	%*	10%
(3.42)	99.87	9.70	76,902	0.16		0.16		3.61		18
(3.57)	94.57	(15.97)	82,276	0.15		0.15		2.89		8
(3.22)	116.38	70.82	169,915	0.15		0.15		3.15		11
(3.23)	70.18	(11.69)	40,705	0.15		0.15		4.41		50
(2.13)	83.02	11.02	21,586	0.15	*	0.83	*	4.56	*	39

$(0.19)	$51.71	(3.15)%	$1,330,073	0.20	%*	0.20	%*	(0.75	)%*	14%
(0.31)	53.58	2.28	1,337,875	0.20		0.20		0.63		33
(0.10)	52.69	(1.13)	1,041,609	0.20		0.20		0.04		11
(0.82)	53.39	1.71	999,496	0.20		0.20		1.51		31
(1.43)	53.30	5.70	1,184,369	0.20		0.21		3.50		17
(0.78)	51.79	5.17	539,680	0.20	*	0.23	*	2.02	*	5

$(0.45)	$66.91	3.61%	$78,290	0.20	%*	0.20	%*	0.74	%*	3%
(1.35)	65.02	8.83	69,570	0.21		0.21		1.81		47
(0.37)	61.05	(11.33)	105,004	0.20		0.20		0.56		16
(1.58)	69.22	26.53	375,182	0.20		0.20		2.53		11
(2.17)	56.04	7.58	258,901	0.20		0.20		4.76		38
(1.26)	54.17	10.95	22,753	0.20	*	0.70	*	3.02	*	35

$(0.24)	$56.87	(1.78)%	$47,205	0.20	%*	0.20	%*	0.45	%*	16%
(0.78)	58.14	4.50	106,402	0.21		0.21		1.26		19
(0.31)	56.40	(5.41)	72,186	0.20		0.20		0.72		11
(1.28)	59.93	12.21	109,678	0.20		0.20		2.38		6
(2.22)	54.58	7.39	56,219	0.20		0.21		4.04		20
(0.99)	52.95	7.91	28,063	0.20	*	0.61	*	2.35	*	122

SEMIANNUAL REPORT	DECEMBER 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$106.76	$2.03	$(4.24)	$(2.21)	$(2.23)	$(0.96)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$103.21	$1.61	$(0.18)	$1.43	$(1.65)	$(0.33)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

PIMCO Diversified Income Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$51.98	$0.99	$(2.85)	$(1.86)	$(1.44)	$(0.38)
01/22/2014 - 06/30/2014	50.00	0.77	1.87	2.64	(0.66)	0.00

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$101.45	$0.26	$(0.22)	$0.04	$(0.37)	$(0.09)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)
11/16/2009 - 06/30/2010	100.00	0.32	0.37	0.69	(0.35)	0.00

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$48.68	$0.25	$(2.48)	$(2.23)	$0.00	$0.00
06/30/2014	47.14	0.35	1.19	1.54	0.00	0.00
02/11/2013 - 06/30/2013	50.00	0.13	(2.99)	(2.86)	0.00	0.00

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$51.66	$0.67	$(5.04)	$(4.37)	$(1.48)	$0.00
06/30/2014	48.55	1.94	1.71	3.65	(0.35)	(0.19)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$53.17	$0.55	$0.39	$0.94	$(0.52)	$0.00
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)
11/30/2009 - 06/30/2010	50.00	0.63	0.61	1.24	(0.61)	0.00

PIMCO Low Duration Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$101.27	$0.65	$(0.30)	$0.35	$(1.17)	$(0.25)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$50.47	$0.18	$(0.12)	$0.06	$(0.20)	$0.00
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00
02/01/2010 - 06/30/2010	50.00	0.21	0.14	0.35	(0.22)	0.00

28	PIMCO ETF TRUST	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$(3.19)	$101.36	(2.08)%	$2,893,886	0.55	%*	0.55	%*	3.83	%*	14%
(4.84)	106.76	8.98	5,119,202	0.55		0.55		3.98		28
(5.15)	102.54	8.21	2,307,178	0.55		0.55		4.52		33
(5.60)	99.62	5.16	323,771	0.55		0.55		6.14		33
(0.16)	100.29	0.45	25,073	0.55	*	7.30	*	4.65	*	0

$(1.98)	$102.66	1.40%	$172,467	0.20	%*	0.20	%*	3.08	%*	4%
(6.96)	103.21	8.24	199,196	0.20		0.20		3.36		17
(4.46)	102.11	0.92	140,916	0.20		0.20		3.15		34
(3.35)	105.46	9.20	256,267	0.20		0.20		3.32		5
(2.61)	99.76	2.40	72,821	0.20	*	0.34	*	3.36	*	69

$(1.82)	$48.30	(3.63)%	$46,369	0.85	%*	0.85	%*	3.87	%*	23%
(0.66)	51.98	5.30	44,706	0.85	*	1.04	*	3.45	*	61

$(0.46)	$101.03	0.04%	$3,857,308	0.35	%*†	0.35	%*†	0.50	%*	116%
(0.84)	101.45	1.02	3,773,896	0.35	†	0.35	†	0.66		188
(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.87		100
(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05		229
(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280
(0.35)	100.34	0.69	656,227	0.35	*	0.41	*	0.57	*	276

$0.00	$46.45	(4.58)%	$15,792	0.65	%*†	0.65	%*†	1.03	%*	49%
0.00	48.68	3.27	21,417	0.66		0.66		0.73		39
0.00	47.14	(5.72)	25,456	0.65	*	1.22	*	0.70	*	37

$(1.48)	$45.81	(8.62)%	$117,270	0.62	%*(d)	0.62	%*(d)	2.69	%*	44%
(0.54)	51.66	7.55	137,415	0.62	(c)	0.62	(c)	3.93		80
(0.50)	48.55	(2.55)	119,436	0.63	(d)	0.64	(c)	2.54		216
0.00	50.28	0.56	28,156	0.61	*(d)	2.14	*(e)	3.63	*	381

$(0.52)	$53.59	1.78%	$222,952	0.35	%*	0.35	%*	2.01	%*	3%
(1.07)	53.17	4.23	210,548	0.35		0.35		2.01		15
(1.27)	52.06	(0.76)	187,931	0.35		0.35		2.26		35
(1.25)	53.70	6.88	153,576	0.35		0.35		2.30		11
(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44
(0.61)	50.63	2.50	43,543	0.35	*	0.91	*	2.14	*	72

$(1.42)	$100.20	0.35%	$138,271	0.52	%*(f)	0.56	%*(g)	1.26	%*	829%
(0.25)	101.27	1.52	139,750	0.56	*	0.69	*	0.69	*	4,098

$(0.20)	$50.33	0.11%	$65,926	0.35	%*	0.35	%*	0.69	%*	9%
(0.22)	50.47	1.10	76,211	0.35		0.35		0.51		44
(0.47)	50.14	0.14	60,671	0.35		0.35		0.79		42
(0.50)	50.54	1.36	43,463	0.35		0.35		0.96		17
(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35
(0.22)	50.13	0.70	18,046	0.35	*	2.17	*	1.09	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Total Return Active Exchange-Traded Fund
07/01/2014 - 12/31/2014+	$108.85	$1.51	$1.17	$2.68	$(4.08)	$0.00
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an interest expense rounding to less than 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(d)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(e)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.
(f)	Ratio of expenses to average net assets excluding interest expense was 0.51%.
(g)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.55%.
(h)	Ratio of expenses to average net assets excluding interest expense was 0.55%.
(i)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.65%.
(j)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.56%.

30	PIMCO ETF TRUST	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$(4.08)	$107.45	2.48%	$2,367,199	0.59	%*(h)	0.69	%*(i)	2.73	%*	33%
(2.13)	108.85	5.10	3,431,844	0.56	(h)	0.57	(j)	2.24		577
(3.22)	105.66	3.11	4,398,592	0.55		0.55		2.26		449
(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86	*	322

SEMIANNUAL REPORT	DECEMBER 31, 2014	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$114,011	$9,184	$109,209	$97,845	$1,324,803
Investments in Affiliates	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Cash	0	43	0	12	0
Deposits with counterparty	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0
Receivable for investments sold	4,581	118	278	5,469	50,874
Receivable for Fund shares sold	2,542	0	0	0	0
Interest receivable	488	46	915	0	5,823
Reimbursement receivable from PIMCO	9	2	0	9	0
	121,631	9,393	110,402	103,335	1,381,500

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$0	$0	$0	$0	$0
Financial Derivative Instruments
Over the counter	0	0	0	0	0
Payable for investments purchased	7,021	110	0	4,798	51,170
Payable upon return of securities loaned	0	0	0	0	0
Deposits from counterparty	0	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0	0
Dividends payable	48	13	189	639	0
Accrued management fees	16	1	14	12	237
Other liabilities	43	2	3	11	20
	7,128	126	206	5,460	51,427

Net Assets	$114,503	$9,267	$110,196	$97,875	$1,330,073

Net Assets Consist of:
Paid in capital	114,460	9,286	107,235	105,071	1,374,884
(Overdistributed) net investment income	(37)	(34)	(32)	(32)	(9,460)
Accumulated undistributed net realized gain (loss)	136	30	161	(13,900)	(4,994)
Net unrealized appreciation (depreciation)	(56)	(15)	2,832	6,736	(30,357)
	$114,503	$9,267	$110,196	$97,875	$1,330,073

Shares Issued and Outstanding	2,252	117	1,287	820	25,720

Net Asset Value Per Share	$50.84	$79.43	$85.64	$119.36	$51.71

Cost of Investments in securities	$114,067	$9,199	$106,377	$91,109	$1,355,160
Cost of Investments in Affiliates	$0	$0	$0	$0	$0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0

Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$536	$0	$241	$0	$2,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Foreign Currency Strategy Active Exchange- Traded Fund

$77,840	$46,818	$2,858,604	$170,914	$41,655	$3,795,489	$15,621
0	0	28,386	0	0	0	0

0	0	303	4	0	0	0
0	0	0	0	167	0	1,046
92	0	240	0	4	6,756	0
0	0	1,732	104	0	0	0
0	0	0	0	3	0	21
63	103	0	0	1	0	16
0	0	20,251	0	4,835	106,075	0
358	295	48,116	1,899	672	16,396	117
9	8	0	0	0	0	1
78,362	47,224	2,957,632	172,921	47,337	3,924,716	16,822

$0	$0	$0	$0	$0	$56,683	$0

0	0	0	0	19	0	748
0	0	20,663	0	486	0	1
0	0	28,386	0	0	0	0
0	0	0	0	0	0	270
0	0	0	0	0	7,075	0
47	0	13,324	420	430	2,451	0
14	9	1,439	31	32	1,140	9
11	10	44	3	1	59	2
72	19	63,746	454	968	67,408	1,030

$78,290	$47,205	$2,893,886	$172,467	$46,369	$3,857,308	$15,792

88,038	50,976	2,998,032	166,002	47,885	3,861,186	17,245
(93)	(330)	(5,259)	(145)	(332)	(2,590)	(314)
(8,165)	(1,754)	5,588	4,459	60	2,792	(667)
(1,490)	(1,687)	(104,475)	2,151	(1,244)	(4,080)	(472)
$78,290	$47,205	$2,893,886	$172,467	$46,369	$3,857,308	$15,792

1,170	830	28,550	1,680	960	38,180	340

$66.91	$56.87	$101.36	$102.66	$48.30	$101.03	$46.45

$79,330	$48,505	$2,963,963	$168,814	$42,105	$3,799,569	$16,201
$0	$0	$28,386	$0	$0	$0	$0
$0	$0	$0	$0	$3	$0	$20

$0	$0	$0	$0	$36	$0	$0

$0	$155	$11,435	$14,560	$199	$1,905	$170

SEMIANNUAL REPORT	DECEMBER 31, 2014	33

Statements of Assets and Liabilities (Cont.)

(Unaudited)

December 31, 2014

(Amounts in thousands†, except per share amounts)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$161,845	$224,751	$181,369	$65,345	$2,471,901
Financial Derivative Instruments
Exchange-traded or centrally cleared	6	0	9	0	899
Over the counter	1,324	0	407	0	60,980
Cash	0	0	18	0	84
Deposits with counterparty	329	0	248	0	695
Foreign currency, at value	605	0	51	0	2,496
Receivable for investments sold	994	0	11,957	0	31
Interest receivable	1,046	2,163	1,013	651	17,682
Reimbursement receivable from PIMCO	5	0	1	1	0
Other assets	7	0	0	0	0
	166,161	226,914	195,073	65,997	2,554,768

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,003	$0	$42,548	$0	$67,455
Payable for sale-buyback transactions	37,431	0	1,069	0	0
Payable for short sales	0	0	12,001	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	41	0	13	0	71
Over the counter	1,500	0	6	0	25,889
Payable for investments purchased	779	3,498	0	0	0
Deposits from counterparty	580	0	259	0	44,566
Payable for Fund shares redeemed	0	0	0	0	10,728
Dividends payable	460	391	842	47	37,621
Accrued management fees	62	68	60	21	1,163
Accrued taxes payable	10	0	0	0	0
Reimbursement to PIMCO	0	0	0	0	38
Other liabilities	25	5	4	3	38
	48,891	3,962	56,802	71	187,569

Net Assets	$117,270	$222,952	$138,271	$65,926	$2,367,199

Net Assets Consist of:
Paid in capital	135,502	217,791	139,493	65,898	2,363,583
Undistributed (overdistributed) net investment income	(489)	9	(723)	(47)	(55,852)
Accumulated undistributed net realized gain (loss)	(3,282)	(1,803)	309	(185)	3,128
Net unrealized appreciation (depreciation)	(14,461)	6,955	(808)	260	56,340
	$117,270	$222,952	$138,271	$65,926	$2,367,199

Shares Issued and Outstanding	2,560	4,160	1,380	1,310	22,030

Net Asset Value Per Share	$45.81	$53.59	$100.20	$50.33	$107.45

Cost of Investments in securities	$175,965	$217,796	$182,528	$65,085	$2,451,354
Cost of Foreign Currency Held	$608	$0	$52	$0	$2,526
Proceeds Received on Short Sales	$0	$0	$11,874	$0	$0

Cost or Premiums of Financial Derivative Instruments, net	$(56)	$0	$0	$0	$(2,269)

* Includes repurchase agreements of:	$1,664	$527	$939	$571	$162,189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2014
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest	$356	$95	$1,186	$1,227	$(3,807)
Total Income	356	95	1,186	1,227	(3,807)

Expenses:
Management fees	94	10	74	59	1,398
Trustee fees	2	0	2	1	21
Miscellaneous expense	3	0	1	2	0
Total Expenses	99	10	77	62	1,419
Waiver and/or Reimbursement by PIMCO	(28)	0	0	(1)	0
Net Expenses	71	10	77	61	1,419

Net Investment Income (Loss)	285	85	1,109	1,166	(5,226)

Net Realized Gain (Loss):
Investments in securities	53	(2)	413	(250)	(2,184)
In-kind redemptions	128	34	241	4,137	(308)
Net Realized Gain (Loss)	181	32	654	3,887	(2,492)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(222)	47	2,299	9,787	(36,166)
Net Change in Unrealized Appreciation (Depreciation)	(222)	47	2,299	9,787	(36,166)
Net Gain (Loss)	(41)	79	2,953	13,674	(38,658)

Net Increase (decrease) in Net Assets Resulting from Operations	$244	$164	$4,062	$14,840	$(43,884)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2014	35

Statements of Operations (Cont.)

Six Months Ended December 31, 2014
(Amounts in thousands†)	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$370	$297	$84,051	$3,568	$1,019
Dividends	0	0	0	0	26
Dividends from Investments in Affiliates	0	0	8	0	0
Securities lending income	0	0	379	0	0
Total Income	370	297	84,438	3,568	1,045

Expenses:
Management fees	78	91	10,628	217	188
Trustee fees	1	1	44	3	1
Interest expense	0	0	0	0	0
Legal expense	0	0	0	0	0
Miscellaneous expense	2	2	0	0	1
Total Expenses	81	94	10,672	220	190
Waiver and/or Reimbursement by PIMCO	(1)	(1)	0	0	(1)
Net Expenses	80	93	10,672	220	189

Net Investment Income	290	204	73,766	3,348	856

Net Realized Gain (Loss):
Investments in securities	(370)	(261)	56	326	(372)
In-kind redemptions	276	(958)	838	4,275	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	7,880	371	0
Over the counter financial derivative instruments	0	0	0	0	443
Foreign currency	0	0	0	0	(8)
Net Realized Gain (Loss)	(94)	(1,219)	8,774	4,972	63

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,410	(1,011)	(166,532)	(5,602)	(2,684)
Exchange-traded or centrally cleared financial derivative instruments	0	0	(7,137)	51	0
Over the counter financial derivative instruments	0	0	0	0	162
Foreign currency assets and liabilities	0	0	0	0	(7)
Net Change in Unrealized Appreciation (Depreciation)	2,410	(1,011)	(173,669)	(5,551)	(2,529)
Net Gain (Loss)	2,316	(2,230)	(164,895)	(579)	(2,466)

Net Increase (decrease) in Net Assets Resulting from Operations	$2,606	$(2,026)	$(91,129)	$2,769	$(1,610)

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Foreign Currency Strategy Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$16,356	$168	$2,121	$2,580	$1,269	$385	$50,725
0	0	0	0	0	0	163
0	0	0	0	0	0	0
0	0	0	0	0	0	0
16,356	168	2,121	2,580	1,269	385	50,888

6,691	65	383	381	392	129	8,426
58	0	2	4	2	1	37
36	0	15	0	5	0	610
0	0	0	0	0	0	1,447
0	0	3	1	4	2	75
6,785	65	403	386	403	132	10,595
0	0	(2)	0	(29)	(1)	(1,484)
6,785	65	401	386	374	131	9,111

9,571	103	1,720	2,194	895	254	41,777

4,107	(475)	5	45	104	(3)	18,987
0	0	0	0	0	0	0
0	0	(35)	0	(1)	0	6,055
0	114	186	0	452	0	69,747
0	79	(79)	0	9	0	(737)
4,107	(282)	77	45	564	(3)	94,052

(12,149)	(937)	(12,687)	1,584	(1,409)	(165)	(116,268)
0	0	(155)	0	(3)	0	(1,253)
0	182	(142)	0	444	0	50,545
0	16	(85)	0	(6)	0	(481)
(12,149)	(739)	(13,069)	1,584	(974)	(165)	(67,457)
(8,042)	(1,021)	(12,992)	1,629	(410)	(168)	26,595

$1,529	$(918)	$(11,272)	$3,823	$485	$86	$68,372

$0	$0	$14	$0	$1	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2014	37

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$285	$429	$85	$197	$1,109	$936	$1,166	$2,840
Net realized gain (loss)	181	246	32	240	654	(707)	3,887	(8,619)
Net change in unrealized appreciation (depreciation)	(222)	271	47	(138)	2,299	1,108	9,787	7,861
Net increase (decrease) in net assets resulting from operations	244	946	164	299	4,062	1,337	14,840	2,082

Distributions to Shareholders:
From net investment income	(283)	(406)	(82)	(183)	(1,136)	(891)	(1,198)	(2,765)
From net realized capital gains	(134)	(70)	(70)	(41)	0	0	0	0

Total Distributions	(417)	(476)	(152)	(224)	(1,136)	(891)	(1,198)	(2,765)

Fund Share Transactions:
Receipts for shares sold	33,131	45,761	0	7,926	45,916	111,298	77,481	112,640
Cost of shares redeemed	(45,897)	(48,384)	(3,996)	(15,890)	(12,615)	(49,071)	(70,150)	(117,331)
Net increase (decrease) resulting from Fund share transactions**	(12,766)	(2,623)	(3,996)	(7,964)	33,301	62,227	7,331	(4,691)

Total Increase (Decrease) in Net Assets	(12,939)	(2,153)	(3,984)	(7,889)	36,227	62,673	20,973	(5,374)

Net Assets:
Beginning of period	127,442	129,595	13,251	21,140	73,969	11,296	76,902	82,276
End of period*	$114,503	$127,442	$9,267	$13,251	$110,196	$73,969	$97,875	$76,902

* Including undistributed (overdistributed) net investment income of:	$(37)	$(39)	$(34)	$(37)	$(32)	$(5)	$(32)	$0

Shares of Beneficial Interest:
Shares Sold	650	900	0	100	550	1,350	700	1,250
Shares Redeemed	(900)	(950)	(50)	(200)	(150)	(600)	(650)	(1,350)
Net increase (decrease) in shares outstanding	(250)	(50)	(50)	(100)	400	750	50	(100)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

38	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

$(5,226)	$8,084	$290	$1,408	$204	$742	$73,766	$153,109	$3,348	$5,669
(2,492)	53	(94)	(11,723)	(1,219)	(919)	8,774	52,503	4,972	1,228
(36,166)	19,880	2,410	15,728	(1,011)	2,492	(173,669)	91,869	(5,551)	7,101
(43,884)	28,017	2,606	5,413	(2,026)	2,315	(91,129)	297,481	2,769	13,998

(4,810)	(7,653)	(523)	(1,698)	(543)	(933)	(76,329)	(170,299)	(3,548)	(5,512)
0	0	0	0	0	0	(28,504)	(8,529)	(558)	(6,182)

(4,810)	(7,653)	(523)	(1,698)	(543)	(933)	(104,833)	(178,828)	(4,106)	(11,694)

122,146	429,595	9,974	3,018	37,828	60,731	417,753	2,968,939	124,000	86,738
(81,254)	(153,693)	(3,337)	(42,167)	(94,456)	(27,897)	(2,447,107)	(275,568)	(149,392)	(30,762)
40,892	275,902	6,637	(39,149)	(56,628)	32,834	(2,029,354)	2,693,371	(25,392)	55,976

(7,802)	296,266	8,720	(35,434)	(59,197)	34,216	(2,225,316)	2,812,024	(26,729)	58,280

1,337,875	1,041,609	69,570	105,004	106,402	72,186	5,119,202	2,307,178	199,196	140,916
$1,330,073	$1,337,875	$78,290	$69,570	$47,205	$106,402	$2,893,886	$5,119,202	$172,467	$199,196

$(9,460)	$576	$(93)	$140	$(330)	$9	$(5,259)	$(2,696)	$(145)	$55

2,300	8,100	150	50	650	1,050	4,000	28,050	1,200	850
(1,550)	(2,900)	(50)	(700)	(1,650)	(500)	(23,400)	(2,600)	(1,450)	(300)
750	5,200	100	(650)	(1,000)	550	(19,400)	25,450	(250)	550

SEMIANNUAL REPORT	DECEMBER 31, 2014	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Diversified Income Active Exchange- Traded Fund		PIMCO Enhanced Short Maturity Active Exchange- Traded Fund		PIMCO Foreign Currency Strategy Active Exchange- Traded Fund		PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2014 (Unaudited)	Period from January 22, 2014 to June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period from June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$856	$622	$9,571	$26,240	$103	$167	$1,720	$4,719
Net realized gain (loss)	63	318	4,107	7,018	(282)	(849)	77	(4,751)
Net change in unrealized appreciation (depreciation)	(2,529)	1,285	(12,149)	7,016	(739)	1,369	(13,069)	10,207
Net increase (decrease) in net assets resulting from operations	(1,610)	2,225	1,529	40,274	(918)	687	(11,272)	10,175

Distributions to Shareholders:
From net investment income	(1,237)	(568)	(13,695)	(26,777)	0	0	(3,789)	(931)
From net realized capital gains	(325)	0	(3,333)	(5,604)	0	0	0	(431)

Total Distributions	(1,562)	(568)	(17,028)	(32,381)	0	0	(3,789)	(1,362)

Fund Share Transactions:
Receipts for shares sold	4,835	63,166	879,725	1,469,252	12	0	4,944	33,649
Cost of shares redeemed	0	(20,117)	(780,814)	(1,455,864)	(4,719)	(4,726)	(10,028)	(24,483)
Net increase (decrease) resulting from Fund share transactions**	4,835	43,049	98,911	13,388	(4,707)	(4,726)	(5,084)	9,166

Total Increase (Decrease) in Net Assets	1,663	44,706	83,412	21,281	(5,625)	(4,039)	(20,145)	17,979

Net Assets:
Beginning of period	44,706	0	3,773,896	3,752,615	21,417	25,456	137,415	119,436
End of period*	$46,369	$44,706	$3,857,308	$3,773,896	$15,792	$21,417	$117,270	$137,415

* Including undistributed (overdistributed) net investment income of:	$(332)	$49	$(2,590)	$1,534	$(314)	$(417)	$(489)	$1,580

Shares of Beneficial Interest:
Shares Sold	100	1,260	8,680	14,490	0	0	100	700
Shares Redeemed	0	(400)	(7,700)	(14,350)	(100)	(100)	(200)	(500)
Net increase (decrease) in shares outstanding	100	860	980	140	(100)	(100)	(100)	200

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund		PIMCO Low Duration Active Exchange- Traded Fund		PIMCO Short Term Municipal Bond Active Exchange- Traded Fund		PIMCO Total Return Active Exchange- Traded Fund

Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period from January 22, 2014 to June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

$2,194	$3,957	$895	$150	$254	$388	$41,777	$82,474
45	(1,260)	564	86	(3)	(180)	94,052	(133,776)
1,584	5,494	(974)	166	(165)	616	(67,457)	225,061
3,823	8,191	485	402	86	824	68,372	173,759

(2,116)	(4,026)	(1,618)	(138)	(282)	(332)	(98,188)	(60,989)
0	0	(349)	0	0	0	0	(14,866)

(2,116)	(4,026)	(1,967)	(138)	(282)	(332)	(98,188)	(75,855)

13,399	36,706	5,075	154,645	10	20,087	153,816	97,253
(2,702)	(18,254)	(5,072)	(15,159)	(10,099)	(5,039)	(1,188,645)	(1,161,905)
10,697	18,452	3	139,486	(10,089)	15,048	(1,034,829)	(1,064,652)

12,404	22,617	(1,479)	139,750	(10,285)	15,540	(1,064,645)	(966,748)

210,548	187,931	139,750	0	76,211	60,671	3,431,844	4,398,592
$222,952	$210,548	$138,271	$139,750	$65,926	$76,211	$2,367,199	$3,431,844

$9	$(69)	$(723)	$0	$(47)	$(19)	$(55,852)	$559

250	700	50	1,530	0	400	1,400	900
(50)	(350)	(50)	(150)	(200)	(100)	(10,900)	(11,000)
200	350	0	1,380	(200)	300	(9,500)	(10,100)

SEMIANNUAL REPORT	DECEMBER 31, 2014	41

Statements of Cash Flows

Six Months Ended December 31, 2014 (Unaudited)
(Amounts in thousands†)	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$485	$68,372

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(1,256,329)	(1,024,357)
Proceeds from sales of long-term securities	1,228,044	3,095,753
(Purchases) Proceeds from sales of short-term portfolio investments, net	4,476	(356,742)
(Increase) in deposits with counterparty	(246)	(695)
Decrease in receivable for investments sold	94,134	94,562
(Increase) Decrease in interest and dividends receivable	(68)	12,046
Decrease in exchange-traded or centrally cleared derivatives	0	3,974
Decrease in over the counter derivatives	452	72,016
Decrease in other assets	0	15
(Decrease) in payable for investments purchased	(107,380)	(207,341)
Increase in deposits from counterparty	259	41,735
Increase (Decrease) in accrued supervisory and administrative fees	(3)	29
(Decrease) in reimbursement to PIMCO	0	(62)
Proceeds from short sales transactions, net	11,957	0
Proceeds from (Payments on) currency transactions	3	(1,218)
Increase (Decrease) in other liabilities	2	(18)
Net Realized (Gain) Loss
Investments in securities	(104)	(18,987)
Exchange-traded or centrally cleared financial derivative instruments	1	(6,055)
Over the counter financial derivative instruments	(452)	(69,747)
Foreign currency	(9)	737
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,409	116,268
Exchange-traded or centrally cleared financial derivative instruments	3	1,253
Over the counter financial derivative instruments	(444)	(50,545)
Foreign currency assets and liabilities	6	481
Net amortization (accretion) on investments	879	11,839
Net cash provided by (used for) operating activities	(22,925)	1,783,313

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	5,075	164,701
Payments on shares redeemed	(5,072)	(1,177,917)
(Decrease) in overdraft due to custodian	0	(1,384)
Cash dividend paid	(1,194)	(62,138)
Proceeds from reverse repurchase agreements	1,649,879	4,848,354
Payments on reverse repurchase agreements	(1,627,506)	(5,460,633)
Proceeds from sale-buyback transactions	1,153,955	9,091,556
Payments on sale-buyback transactions	(1,152,886)	(9,188,107)
Net cash provided by (used for) financing activities	22,251	(1,785,568)

Net (Decrease) in Cash and Foreign Currency	(674)	(2,255)

Cash and Foreign Currency:
Beginning of period	743	4,835
End of period	$69	$2,580

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$0	$631

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Bonds
7.250% due 05/15/2016	$3,955	$4,321
8.875% due 08/15/2017	2,700	3,255

U.S. Treasury Notes
0.250% due 11/30/2015	20	20
0.250% due 12/15/2015	85	85
0.250% due 02/29/2016	2,825	2,821
0.250% due 04/15/2016	2,515	2,511
0.375% due 03/15/2016	2,885	2,885
0.500% due 06/15/2016	6,125	6,129
0.625% due 10/15/2016	4,150	4,151
0.625% due 11/15/2016	5,055	5,055
0.625% due 02/15/2017	3,380	3,371
0.750% due 03/15/2017	2,720	2,719
0.875% due 09/15/2016	4,310	4,332

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.875% due 11/30/2016	$4,685	$4,705
0.875% due 12/31/2016	4,765	4,782
0.875% due 01/31/2017	4,685	4,699
0.875% due 04/15/2017	2,825	2,829
0.875% due 06/15/2017	2,700	2,698
0.875% due 07/15/2017	4,500	4,494
0.875% due 10/15/2017	3,925	3,909
0.875% due 11/15/2017	4,160	4,139
1.000% due 09/15/2017	3,600	3,601
1.000% due 12/15/2017	3,000	2,993
1.750% due 05/31/2016	3,580	3,645
2.000% due 01/31/2016	2,980	3,033
2.000% due 04/30/2016	2,640	2,695
2.375% due 03/31/2016	3,255	3,335
2.750% due 05/31/2017	4,725	4,940
3.000% due 08/31/2016	3,815	3,970
3.125% due 04/30/2017	3,150	3,318
3.250% due 07/31/2016	4,715	4,917

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.500% due 02/15/2016	$2,980	$3,118

Total U.S. Treasury Obligations (Cost $113,531)		113,475

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (a) 0.5%
		536

Total Short-Term Instruments (Cost $536)		536

Total Investments in Securities (Cost $114,067)		114,011

Total Investments 99.6% (Cost $114,067)		$114,011

Other Assets and Liabilities, net 0.4%		492

Net Assets 100.0%		$114,503

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$536	Fannie Mae 2.200% due 10/17/2022	$(548)	$536	$536
Total Repurchase Agreements						$(548)	$536	$536

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$536	$0	$0	$0	$536	$(548)	$(12)
Total Borrowings and Other Financing Transactions	$536	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$113,475	$0	$113,475
Short-Term Instruments
Repurchase Agreements	0	536	0	536
Total Investments	$0	$114,011	$0	$114,011

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	43

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Bonds
7.875% due 02/15/2021	$210	$283
8.125% due 08/15/2021	105	146
8.750% due 08/15/2020	200	275

U.S. Treasury Notes
0.625% due 11/30/2017	265	262
0.750% due 02/28/2018	155	153
0.875% due 07/31/2019	315	305
1.000% due 06/30/2019	185	181
1.000% due 09/30/2019	440	428
1.000% due 11/30/2019	285	276
1.125% due 03/31/2020	155	151
1.125% due 04/30/2020	250	243
1.250% due 01/31/2019	448	444

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 04/30/2019	$175	$173
1.250% due 02/29/2020	110	108
1.375% due 11/30/2018	129	129
1.375% due 12/31/2018	215	214
1.375% due 01/31/2020	135	133
1.375% due 05/31/2020	155	152
1.500% due 08/31/2018	195	196
1.500% due 03/31/2019	615	615
1.750% due 10/31/2018	334	338
1.750% due 10/31/2020	595	592
1.875% due 06/30/2020	110	111
2.000% due 09/30/2020	160	162
2.000% due 10/31/2021	350	351
2.250% due 07/31/2018	228	235
2.250% due 03/31/2021	300	306
2.250% due 07/31/2021	280	285
2.375% due 05/31/2018	202	209
2.375% due 06/30/2018	338	350

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 12/31/2020	$260	$268
2.625% due 01/31/2018	210	219
2.625% due 04/30/2018	420	439
3.125% due 05/15/2021	285	306
3.375% due 11/15/2019	135	146

Total U.S. Treasury Obligations (Cost $9,199)		9,184

Total Investments in Securities (Cost $9,199)		9,184

Total Investments 99.1% (Cost $9,199)		$9,184

Other Assets and Liabilities, net 0.9%		83

Net Assets 100.0%		$9,267

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$9,184	$0	$9,184
Total Investments	$0	$9,184	$0	$9,184

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Bonds
5.500% due 08/15/2028	$4,500	$6,149
6.000% due 02/15/2026	4,340	5,950
6.125% due 08/15/2029	1,300	1,902
6.250% due 08/15/2023	6,648	8,855
6.375% due 08/15/2027	3,210	4,641
7.625% due 02/15/2025	3,390	5,079

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

U.S. Treasury Notes
1.625% due 08/15/2022	$3,620	$3,519
1.625% due 11/15/2022	18,115	17,566
1.750% due 05/15/2022	3,230	3,175
1.750% due 05/15/2023	4,905	4,773
2.000% due 11/15/2021	1,650	1,656
2.000% due 02/15/2022	6,560	6,574
2.000% due 02/15/2023	10,300	10,253
2.250% due 11/15/2024	7,700	7,753
2.500% due 05/15/2024	6,430	6,620
2.750% due 11/15/2023	6,420	6,756
2.750% due 02/15/2024	7,365	7,747

Total U.S. Treasury Obligations (Cost $106,136)		108,968

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (a) 0.2%
$241

Total Short-Term Instruments (Cost $241)	241

Total Investments in Securities (Cost $106,377)	109,209

Total Investments 99.1% (Cost $106,377)	$109,209

Other Assets and Liabilities, net 0.9%	987

Net Assets 100.0%	$110,196

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$241	Fannie Mae 2.200% due 10/17/2022	$(247)	$241	$241
Total Repurchase Agreements						$(247)	$241	$241

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$241	$0	$0	$0	$241	$(247)	$(6)
Total Borrowings and Other Financing Transactions	$241	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$108,968	$0	$108,968
Short-Term Instruments
Repurchase Agreements	0	241	0	241
Total Investments	$0	$109,209	$0	$109,209

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	45

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury Strips
0.000% due 02/15/2040	$10,165	$5,090
0.000% due 05/15/2040	10,381	5,174
0.000% due 08/15/2040	10,626	5,239
0.000% due 11/15/2040	10,338	5,077
0.000% due 02/15/2041	11,092	5,475
0.000% due 05/15/2041	9,942	4,861
0.000% due 08/15/2041	11,092	5,360

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 11/15/2041	$9,942	$4,713
0.000% due 02/15/2042	11,092	5,187
0.000% due 05/15/2042	10,167	4,710
0.000% due 08/15/2042	11,201	5,129
0.000% due 11/15/2042	10,238	4,648
0.000% due 02/15/2043	10,512	4,738
0.000% due 05/15/2043	10,551	4,713
0.000% due 08/15/2043	10,723	4,775
0.000% due 11/15/2043	10,228	4,521
0.000% due 02/15/2044	10,648	4,665
0.000% due 05/15/2044	10,912	4,744
0.000% due 08/15/2044	10,344	4,473

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 11/15/2044	$10,600	$4,553

Total U.S. Treasury Obligations (Cost $91,109)		97,845

Total Investments in Securities (Cost $91,109)		97,845

Total Investments 100.0% (Cost $91,109)		$97,845

Other Assets and Liabilities, net 0.0%		30

Net Assets 100.0%		$97,875

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$97,845	$0	$97,845

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$155,705	$155,268
0.125% due 04/15/2017	172,004	172,199
0.125% due 04/15/2018	206,764	206,118
0.125% due 04/15/2019	186,062	184,267
1.375% due 07/15/2018	53,264	55,819
1.625% due 01/15/2018	62,376	65,334
1.875% due 07/15/2019	71,863	77,242
2.000% due 01/15/2016	73,261	74,368
2.125% due 01/15/2019	69,190	74,458
2.375% due 01/15/2017	86,975	91,296
2.500% due 07/15/2016	90,659	94,533
2.625% due 07/15/2017	66,627	71,470

Total U.S. Treasury Obligations (Cost $1,352,729)		1,322,372

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$2,431

Total Short-Term Instruments (Cost $2,431)	2,431

Total Investments in Securities (Cost $1,355,160)	1,324,803

Total Investments 99.6% (Cost $1,355,160)	$1,324,803

Other Assets and Liabilities, net 0.4%	5,270

Net Assets 100.0%	$1,330,073

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$2,431	Fannie Mae 2.200% due 10/17/2022	$(2,483)	$2,431	$2,431
Total Repurchase Agreements						$(2,483)	$2,431	$2,431

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,431	$0	$0	$0	$2,431	$(2,483)	$(52)
Total Borrowings and Other Financing Transactions	$2,431	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,322,372	$0	$1,322,372
Short-Term Instruments
Repurchase Agreements	0	2,431	0	2,431
Total Investments	$0	$1,324,803	$0	$1,324,803

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	47

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$14,989	$14,166
0.750% due 02/15/2042	13,920	13,593
1.375% due 02/15/2044	11,888	13,518
2.125% due 02/15/2040	9,140	11,897
2.125% due 02/15/2041	14,600	19,144
3.375% due 04/15/2032	3,882	5,522

Total U.S. Treasury Obligations (Cost $79,330)		77,840

Total Investments in Securities (Cost $79,330)		77,840

Total Investments 99.4% (Cost $79,330)		$77,840

Other Assets and Liabilities, net 0.6%		450

Net Assets 100.0%		$78,290

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$77,840	$0	$77,840

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.2%

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$2,312	$2,254
0.125% due 07/15/2022	1,848	1,805
0.125% due 01/15/2023	2,170	2,104
0.625% due 01/15/2024	2,859	2,879
0.750% due 02/15/2042	2,409	2,353
1.125% due 01/15/2021	4,515	4,701
1.375% due 01/15/2020	2,374	2,495
1.375% due 02/15/2044	1,645	1,871
1.625% due 01/15/2018	3,816	3,997

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.750% due 01/15/2028	$1,697	$1,926
1.875% due 07/15/2019	2,177	2,340
2.000% due 01/15/2016	622	631
2.000% due 01/15/2026	1,810	2,079
2.125% due 02/15/2040	798	1,038
2.375% due 01/15/2017	2,419	2,540
2.375% due 01/15/2025	2,954	3,476
2.500% due 07/15/2016	2,561	2,670
2.500% due 01/15/2029	2,249	2,800
2.625% due 07/15/2017	1,403	1,505
3.375% due 04/15/2032	843	1,199

Total U.S. Treasury Obligations (Cost $48,350)		46,663

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
$155

Total Short-Term Instruments (Cost $155)	155

Total Investments in Securities (Cost $48,505)	46,818

Total Investments 99.2% (Cost $48,505)	$46,818

Other Assets and Liabilities, net 0.8%	387

Net Assets 100.0%	$47,205

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$155	Fannie Mae 2.200% due 10/17/2022	$(160)	$155	$155
Total Repurchase Agreements						$(160)	$155	$155

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$155	$0	$0	$0	$155	$(160)	$(5)
Total Borrowings and Other Financing Transactions	$155	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$46,663	$0	$46,663
Short-Term Instruments
Repurchase Agreements	0	155	0	155
Total Investments	$0	$46,818	$0	$46,818

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	49

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.8%

CORPORATE BONDS & NOTES 94.8%

BANKING & FINANCE 21.2%

AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$400	$392
3.750% due 05/15/2019	6,725	6,666

Affinion Investments LLC
13.500% due 08/15/2018	5,100	3,870

AGFC Capital Trust
6.000% due 01/15/2067	1,500	1,117

Aircastle Ltd.
6.750% due 04/15/2017	8,734	9,367

Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,799
3.125% due 01/15/2016	750	756
3.250% due 09/29/2017	1,100	1,103
3.500% due 07/18/2016	12,500	12,672
3.500% due 01/27/2019	2,448	2,425
4.625% due 06/26/2015	14,950	15,081
4.750% due 09/10/2018	9,500	9,856
5.500% due 02/15/2017	33,850	35,627
6.250% due 12/01/2017	2,000	2,165

Barclays Bank PLC
7.750% due 04/10/2023	2,030	2,215

BPCE S.A.
4.500% due 03/15/2025	3,000	2,937

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	17,270	17,918

CIT Group, Inc.
3.875% due 02/19/2019	150	150
4.250% due 08/15/2017	36,933	37,764
4.750% due 02/15/2015	9,003	9,018
5.000% due 05/15/2017	33,018	34,339
6.625% due 04/01/2018	675	735

ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	500	502

Credit Agricole S.A.
6.637% due 05/31/2017 (c)	10,025	10,517

E*TRADE Financial Corp.
6.375% due 11/15/2019	1,591	1,694

Eksportfinans ASA
2.000% due 09/15/2015	14,190	14,224
2.375% due 05/25/2016	27,043	27,174
5.500% due 05/25/2016	16,740	17,533
5.500% due 06/26/2017	1,375	1,470

General Motors Financial Co., Inc.
2.625% due 07/10/2017	2,275	2,286
2.750% due 05/15/2016	8,400	8,552
3.000% due 09/25/2017	2,225	2,253
3.250% due 05/15/2018	11,350	11,393
3.500% due 07/10/2019	1,200	1,227
4.750% due 08/15/2017	30,675	32,426

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	469

HBOS PLC
6.750% due 05/21/2018	2,720	3,038

Icahn Enterprises LP
3.500% due 03/15/2017	855	857

International Lease Finance Corp.
6.250% due 05/15/2019	2,375	2,601
6.750% due 09/01/2016	25,470	27,189
8.625% due 09/15/2015	28,769	30,064
8.750% due 03/15/2017	17,594	19,529

iStar Financial, Inc.
4.000% due 11/01/2017	2,350	2,294

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.000% due 07/01/2019	$2,250	$2,194
7.125% due 02/15/2018	2,975	3,139
9.000% due 06/01/2017	1,500	1,646

Nationstar Mortgage LLC
6.500% due 08/01/2018	800	766

Navient Corp.
4.875% due 06/17/2019	5,000	5,027
5.500% due 01/15/2019	3,745	3,839
6.000% due 01/25/2017	9,350	9,817
6.250% due 01/25/2016	15,375	16,028
7.250% due 01/25/2022	500	544
8.450% due 06/15/2018	26,732	29,873

Provident Funding Associates LP
10.125% due 02/15/2019	2,925	3,086

Radian Group, Inc.
5.500% due 06/01/2019	2,008	2,068

Realogy Group LLC
4.500% due 04/15/2019	2,750	2,736

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	22,620	23,412

Royal Bank of Scotland Group PLC
5.050% due 01/08/2015	24,524	24,529
6.990% due 10/05/2017 (c)	1,500	1,695
7.648% due 09/30/2031 (c)	233	273

Societe Generale S.A.
5.922% due 04/05/2017 (c)	1,450	1,511

Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)	2,475	2,497

Springleaf Finance Corp.
5.400% due 12/01/2015	6,715	6,900
5.750% due 09/15/2016	2,000	2,070
6.900% due 12/15/2017	36,652	39,126

TMX Finance LLC
8.500% due 09/15/2018	6,150	5,197

WEA Finance LLC
1.750% due 09/15/2017	1,700	1,692

		614,929

INDUSTRIALS 64.0%

21st Century Oncology, Inc.
8.875% due 01/15/2017	2,066	2,092
9.875% due 04/15/2017	1,250	1,169

ADT Corp.
2.250% due 07/15/2017	200	194
3.500% due 07/15/2022	575	492
4.125% due 04/15/2019 (e)	8,475	8,411
5.250% due 03/15/2020	7,875	8,013

Advanced Micro Devices, Inc.
6.750% due 03/01/2019	825	780

Affinion Group Holdings, Inc.
11.625% due 11/15/2015	1,050	1,061

Affinion Group, Inc.
7.875% due 12/15/2018	1,750	1,286
11.500% due 10/15/2015	1,000	1,010

Afren PLC
11.500% due 02/01/2016	6,750	5,737

Aguila S.A.
7.875% due 01/31/2018	15,718	15,246

Ainsworth Lumber Co. Ltd.
7.500% due 12/15/2017	720	745

Alberta ULC (14.000% Cash or 101.000% PIK)
14.000% due 02/13/2020 (a)	606	549

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Alcoa, Inc.
5.550% due 02/01/2017	$950	$1,014
5.720% due 02/23/2019	10,275	11,277
6.750% due 07/15/2018	1,075	1,209

Alere, Inc.
6.500% due 06/15/2020	2,000	2,025
7.250% due 07/01/2018	870	909
8.625% due 10/01/2018	14,952	15,513

Aleris International, Inc.
7.625% due 02/15/2018	5,900	5,966
7.875% due 11/01/2020	5,375	5,375

Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	40,410	39,198

Alpha Natural Resources, Inc.
9.750% due 04/15/2018	2,960	1,347

Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)	4,500	3,825

American Achievement Corp.
10.875% due 04/15/2016	1,350	1,296

American Airlines Group, Inc.
5.500% due 10/01/2019	2,350	2,400

Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (a)	11,631	11,457

ArcelorMittal
4.250% due 08/05/2015	24,100	24,492
5.000% due 02/25/2017	21,420	22,330
6.125% due 06/01/2018	2,050	2,191

Arch Coal, Inc.
8.000% due 01/15/2019	13,250	7,420

Ardagh Finance Holdings S.A. (8.625% PIK)
8.625% due 06/15/2019 (a)	2,975	2,945

Ashland, Inc.
3.000% due 03/15/2016	800	808
3.875% due 04/15/2018	19,979	20,254

Associated Materials LLC
9.125% due 11/01/2017	29,381	24,386

Avaya, Inc.
7.000% due 04/01/2019	2,350	2,303

Aviation Capital Group Corp.
3.875% due 09/27/2016	3,800	3,898

Avon Products, Inc.
6.500% due 03/01/2019	800	802

Beazer Homes USA, Inc.
8.125% due 06/15/2016	8,133	8,743

Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	983
6.000% due 06/15/2017	8,825	8,626

BlueLine Rental Finance Corp.
7.000% due 02/01/2019	19,059	19,583

Bombardier, Inc.
4.250% due 01/15/2016	1,660	1,685
7.500% due 03/15/2018	3,000	3,285

Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	19,625	16,779

Brinker International, Inc.
2.600% due 05/15/2018	2,940	2,937

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	20,212	21,253

Cablevision Systems Corp.
7.750% due 04/15/2018	6,000	6,622
8.625% due 09/15/2017	14,450	16,112

50	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018 ^	$33,759	$5,672
10.750% due 02/01/2016	10,425	1,304
11.250% due 06/01/2017	11,184	8,641
12.750% due 04/15/2018	11,950	2,033

Calcipar S.A.
6.875% due 05/01/2018	17,275	17,448

Capella Healthcare, Inc.
9.250% due 07/01/2017	7,925	8,247

Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	1,976	1,999

Carlson Wagonlit BV
6.875% due 06/15/2019	400	420

Case New Holland Industrial, Inc.
7.875% due 12/01/2017	15,130	16,719

CCO Holdings LLC
7.000% due 01/15/2019	11,233	11,682
7.250% due 10/30/2017	310	323

CDW LLC
8.500% due 04/01/2019	38	40

Centex Corp.
6.500% due 05/01/2016	1,025	1,093

Central Garden and Pet Co.
8.250% due 03/01/2018	1,452	1,470

Cenveo Corp.
6.000% due 08/01/2019	700	637
11.500% due 05/15/2017	1,000	915

Chesapeake Energy Corp.
6.500% due 08/15/2017	3,900	4,173
7.250% due 12/15/2018	12,000	13,200

Chrysler Group LLC
8.000% due 06/15/2019	18,735	19,789

Claire’s Stores, Inc.
8.875% due 03/15/2019	950	774
9.000% due 03/15/2019	10,375	10,271

CMA CGM S.A.
8.500% due 04/15/2017	6,200	6,339

CNH Industrial America LLC
7.250% due 01/15/2016	1,000	1,043

CNH Industrial Capital LLC
3.625% due 04/15/2018	750	743
3.875% due 11/01/2015	22,770	22,998

Commercial Metals Co.
6.500% due 07/15/2017	750	803

Community Health Systems, Inc.
5.125% due 08/15/2018	6,455	6,697
8.000% due 11/15/2019	10,300	11,021

Constellation Brands, Inc.
3.875% due 11/15/2019	6,800	6,868
7.250% due 09/01/2016	1,400	1,516
7.250% due 05/15/2017	12,775	14,140

ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	26,525	26,939

CSC Holdings LLC
8.625% due 02/15/2019	1,325	1,545

D.R. Horton, Inc.
3.750% due 03/01/2019	275	273
4.750% due 05/15/2017	8,654	9,087

Dean Foods Co.
7.000% due 06/01/2016	18,949	20,181

Dell, Inc.
2.300% due 09/10/2015	8,241	8,259
3.100% due 04/01/2016	4,850	4,886

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Diamond Foods, Inc.
7.000% due 03/15/2019	$650	$668

DISH DBS Corp.
4.250% due 04/01/2018	3,831	3,922
7.125% due 02/01/2016	32,191	33,921
7.750% due 05/31/2015	100	103

DJO Finance LLC
7.750% due 04/15/2018	8,385	8,175
9.750% due 10/15/2017	2,550	2,563
9.875% due 04/15/2018	28,419	28,987

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	855

Endeavour International Corp.
12.000% due 03/01/2018 ^(e)	2,950	1,151

Energy Gulf Coast, Inc.
9.250% due 12/15/2017	7,025	4,672

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,343

First Data Corp.
7.375% due 06/15/2019	9,410	9,928

Florida East Coast Holdings Corp.
6.750% due 05/01/2019	550	546

FMG Resources Pty. Ltd.
6.000% due 04/01/2017 (e)	5,840	5,603
6.875% due 02/01/2018	1,111	1,011
8.250% due 11/01/2019 (e)	6,625	6,054

Forest Laboratories, Inc.
4.375% due 02/01/2019	6,400	6,767

Fresenius Medical Care U.S. Finance, Inc.
6.875% due 07/15/2017	4,835	5,306

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	17,851	18,476

General Motors Co.
3.500% due 10/02/2018	2,000	2,050

Global Ship Lease, Inc.
10.000% due 04/01/2019	500	506

GLP Capital LP
4.375% due 11/01/2018	490	503

Greif, Inc.
6.750% due 02/01/2017	10,221	10,988

Guitar Center, Inc.
6.500% due 04/15/2019	300	260

Hanson Ltd.
6.125% due 08/15/2016	7,760	8,264

Hapag-Lloyd AG
9.750% due 10/15/2017	9,380	9,614

Harvest Operations Corp.
6.875% due 10/01/2017	8,120	7,866

HCA, Inc.
3.750% due 03/15/2019	350	351
4.250% due 10/15/2019	1,350	1,372
6.500% due 02/15/2016	31,006	32,440

Headwaters, Inc.
7.250% due 01/15/2019	3,601	3,763
7.625% due 04/01/2019	2,400	2,514

Hertz Corp.
4.250% due 04/01/2018	1,250	1,250
6.750% due 04/15/2019	4,422	4,577

Hexion U.S. Finance Corp.
8.875% due 02/01/2018	21,050	18,787

Hospira, Inc.
5.200% due 08/12/2020	716	769
6.050% due 03/30/2017	1,831	1,975

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hughes Satellite Systems Corp.
6.500% due 06/15/2019	$4,450	$4,795

Hyva Global BV
8.625% due 03/24/2016	11,575	11,141

Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	1,200	1,214

iHeartCommunications, Inc.
10.000% due 01/15/2018	1,000	868

Imperial Metals Corp.
7.000% due 03/15/2019	400	370

INEOS Group Holdings S.A.
6.125% due 08/15/2018	27,130	26,180

Infor U.S., Inc.
9.375% due 04/01/2019	1,050	1,127

Intelsat Luxembourg S.A.
6.750% due 06/01/2018	23,425	24,011

Interactive Data Corp.
5.875% due 04/15/2019	8,600	8,578

inVentiv Health, Inc.
9.000% due 01/15/2018	6,875	7,047
11.000% due 08/15/2018	1,331	1,168

inVentiv Health, Inc. (10.000% PIK)
10.000% due 08/15/2018 (a)	1,849	1,747

Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	16,701	17,110

Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	2,000	2,020

Jarden Corp.
7.500% due 05/01/2017	1,500	1,650

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	875
7.950% due 04/01/2017	829	808
8.125% due 10/01/2019 (e)	2,500	2,212

JMC Steel Group, Inc.
8.250% due 03/15/2018	14,965	14,273

K Hovnanian Enterprises, Inc.
8.000% due 11/01/2019	4,450	4,294

KB Home
4.750% due 05/15/2019	1,196	1,181
6.250% due 06/15/2015	735	744

Kinder Morgan, Inc.
7.000% due 06/15/2017	9,106	10,085

Kindred Escrow Corp.
8.000% due 01/15/2020	5,500	5,871

Kinetic Concepts, Inc.
10.500% due 11/01/2018	13,432	14,641

Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	2,950	2,522

L Brands, Inc.
6.900% due 07/15/2017	1,100	1,216
8.500% due 06/15/2019	755	898

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,542
6.500% due 07/15/2016	5,031	5,383

Lantheus Medical Imaging, Inc.
9.750% due 05/15/2017	500	482

Laureate Education, Inc.
9.750% due 09/01/2019	1,675	1,734

Lennar Corp.
4.125% due 12/01/2018	500	498
4.500% due 11/15/2019	3,800	3,781
4.750% due 12/15/2017	436	449
5.600% due 05/31/2015	7,120	7,245
12.250% due 06/01/2017	1,000	1,195

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	51

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Level 3 Financing, Inc.
8.125% due 07/01/2019	$7,686	$8,205

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	444	332

Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	13,970	13,568

Masco Corp.
6.125% due 10/03/2016	16,171	17,230

McClatchy Co.
9.000% due 12/15/2022	18,411	20,137

MGM Resorts International
6.625% due 07/15/2015	25,377	25,885
7.625% due 01/15/2017	8,270	8,932
10.000% due 11/01/2016	8,175	9,136

Modular Space Corp.
10.250% due 01/31/2019	800	694

NBTY, Inc.
9.000% due 10/01/2018	3,750	3,806

NCL Corp. Ltd.
5.250% due 11/15/2019	2,025	2,050

New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,325

New York Times Co.
6.625% due 12/15/2016	250	271

Nokia OYJ
5.375% due 05/15/2019	1,100	1,183

Novelis, Inc.
8.375% due 12/15/2017	3,745	3,890

Numericable SFR
4.875% due 05/15/2019	40,800	40,596

NXP BV
3.500% due 09/15/2016	8,800	8,910

Offshore Group Investment Ltd.
7.500% due 11/01/2019	3,250	2,437

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	3,569	3,792

Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	1,820

Packaging Dynamics Corp.
8.750% due 02/01/2016	1,740	1,749

Peabody Energy Corp.
6.000% due 11/15/2018	12,314	11,237
7.375% due 11/01/2016	4,150	4,285

Perstorp Holding AB
8.750% due 05/15/2017 (e)	3,665	3,610
11.000% due 08/15/2017 (e)	7,825	7,688

Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	24,680	25,112

PHH Corp.
7.375% due 09/01/2019	16,575	16,699

PHI, Inc.
5.250% due 03/15/2019	4,300	3,676

Pittsburgh Glass Works LLC
8.000% due 11/15/2018	24,314	25,773

PQ Corp.
8.750% due 05/01/2018	14,610	15,176

Quiksilver, Inc.
7.875% due 08/01/2018 (e)	950	841

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,030
7.875% due 08/15/2019	14,725	15,553
8.500% due 05/15/2018	27,630	28,321
9.875% due 08/15/2019	11,850	12,620

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Rockies Express Pipeline LLC
3.900% due 04/15/2015	$750	$748
6.000% due 01/15/2019	7,950	8,010
6.850% due 07/15/2018	4,550	4,732

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	1,350	1,424

RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	104
7.250% due 05/15/2018	15,510	17,216

Ryerson, Inc.
9.000% due 10/15/2017	10,580	10,897

Ryland Group, Inc.
6.625% due 05/01/2020	250	266

Sabine Pass LNG LP
7.500% due 11/30/2016	26,721	27,923

Sabre Holdings Corp.
8.350% due 03/15/2016	750	810

Sanmina Corp.
4.375% due 06/01/2019	3,298	3,282

Schaeffler Finance BV
7.750% due 02/15/2017	24,455	26,900

Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	5,275	5,526

Sears Holdings Corp.
6.625% due 10/15/2018 (e)	2,900	2,682

Sequa Corp.
7.000% due 12/15/2017	28,068	25,402

Service Corp. International
7.000% due 06/15/2017	1,250	1,350

Sitel LLC
11.000% due 08/01/2017	2,300	2,300
11.500% due 04/01/2018	8,550	6,797

Smithfield Foods, Inc.
7.750% due 07/01/2017	2,368	2,623

SPX Corp.
6.875% due 09/01/2017	1,250	1,372

Standard Pacific Corp.
8.375% due 05/15/2018	3,000	3,405

STHI Holding Corp.
8.000% due 03/15/2018	17,809	18,633

SunGard Data Systems, Inc.
6.625% due 11/01/2019	3,150	3,197

SUPERVALU, Inc.
8.000% due 05/01/2016	1,346	1,454

T-Mobile USA, Inc.
5.250% due 09/01/2018	12,100	12,599
6.464% due 04/28/2019	20,400	21,267

Telesat Canada
6.000% due 05/15/2017	2,211	2,256

Tenet Healthcare Corp.
5.000% due 03/01/2019	7,630	7,659
5.500% due 03/01/2019	14,525	14,924
6.250% due 11/01/2018	4,400	4,790

Tervita Corp.
8.000% due 11/15/2018	3,000	2,580

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,075

Tesoro Logistics LP
5.500% due 10/15/2019	600	597

Thompson Creek Metals Co., Inc.
9.750% due 12/01/2017	3,900	4,075

Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,250	1,456

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Tops Holding Corp.
8.750% due 06/15/2018	$1,000	$965

Toys “R” Us, Inc.
8.500% due 12/01/2017 (e)	3,000	2,992
10.375% due 08/15/2017 (e)	2,000	1,605

TransUnion Holding Co., Inc. (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (a)	14,775	15,140

Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019	28,873	29,414

TRW Automotive, Inc.
7.250% due 03/15/2017	1,750	1,942

UCI International, Inc.
8.625% due 02/15/2019	5,000	4,800

United Rentals North America, Inc.
5.750% due 07/15/2018	7,000	7,332

United States Steel Corp.
6.050% due 06/01/2017	1,000	1,045

Universal Health Services, Inc.
3.750% due 08/01/2019	2,300	2,303

Univision Communications, Inc.
6.875% due 05/15/2019	2,300	2,401

USG Corp.
6.300% due 11/15/2016	21,712	22,906
9.750% due 01/15/2018	9,611	11,005

Valeant Pharmaceuticals International
6.750% due 08/15/2018	13,383	14,270

Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	80	83

Venoco, Inc.
8.875% due 02/15/2019	2,900	1,610

Verso Paper Holdings LLC
11.750% due 01/15/2019	6,300	5,904

Viasystems, Inc.
7.875% due 05/01/2019	1,700	1,802

Visant Corp.
10.000% due 10/01/2017	2,000	1,760

Vulcan Materials Co.
6.500% due 12/01/2016	268	287
7.000% due 06/15/2018	1,700	1,879

VWR Funding, Inc.
7.250% due 09/15/2017	11,692	12,262

Walter Energy, Inc.
9.500% due 10/15/2019	200	153

Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (a)	400	404

Whiting Petroleum Corp.
5.000% due 03/15/2019	7,775	7,308
6.500% due 10/01/2018	2,175	2,110

Windstream Corp.
7.875% due 11/01/2017	1,336	1,451

Wise Metals Group LLC
8.750% due 12/15/2018	19,050	20,098

		1,852,207

UTILITIES 9.6%

AES Corp.
3.234% due 06/01/2019	1,775	1,735
7.750% due 10/15/2015	4,249	4,440
9.750% due 04/15/2016	9,297	10,180

Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	11,775	11,952

52	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CenturyLink, Inc.
5.150% due 06/15/2017	$5,270	$5,528
6.000% due 04/01/2017	6,642	7,082

Cincinnati Bell, Inc.
8.750% due 03/15/2018	480	494

DPL, Inc.
6.500% due 10/15/2016	105	111

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	5,001	4,176

Dynegy Finance, Inc.
6.750% due 11/01/2019	4,150	4,228

EXCO Resources, Inc.
7.500% due 09/15/2018	2,359	1,815

Frontier Communications Corp.
8.125% due 10/01/2018	15,661	17,658
8.250% due 04/15/2017	8,215	9,180

GenOn Energy, Inc.
7.875% due 06/15/2017	17,783	17,783

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	1,000	1,060

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	8,622	8,953

Linn Energy LLC
6.250% due 11/01/2019	7,555	6,460
6.500% due 05/15/2019	5,400	4,644

Midwest Generation LLC
8.560% due 01/02/2016	1,437	1,452

NGPL PipeCo LLC
7.119% due 12/15/2017	15,169	14,979

Niska Gas Storage Canada ULC
6.500% due 04/01/2019	1,900	1,439

NRG Energy, Inc.
7.625% due 01/15/2018	400	440

RJS Power Holdings LLC
5.125% due 07/15/2019	3,000	2,977

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Sabine Oil & Gas LLC
9.750% due 02/15/2017	$14,128	$7,488

Sprint Communications, Inc.
6.000% due 12/01/2016	49,890	52,280
8.375% due 08/15/2017	2,000	2,165
9.000% due 11/15/2018	27,035	30,817

Talos Production LLC
9.750% due 02/15/2018	400	366

Telecom Italia Capital S.A.
5.250% due 10/01/2015	4,500	4,607
6.999% due 06/04/2018	35,271	39,327

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015 ^	7,375	737

		276,553

Total Corporate Bonds & Notes (Cost $2,849,056)		2,743,689

U.S. GOVERNMENT AGENCIES 1.1%

Fannie Mae
5.000% due 04/15/2015	32,200	32,648

Total U.S. Government Agencies (Cost $32,643)		32,648

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Notes
0.125% due 04/30/2015 (h)	15,200	15,205
0.250% due 01/15/2015 (h)	1,656	1,656
0.250% due 03/31/2015	7,800	7,803
0.250% due 05/15/2015	5,100	5,104
0.250% due 05/31/2015 (h)	6,625	6,630
0.375% due 06/30/2015 (h)	800	801

Total U.S. Treasury Obligations (Cost $37,195)		37,199

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 0.4%
		$11,435

SHORT-TERM NOTES 0.7%

Federal Home Loan Bank
0.100% due 03/09/2015	$19,700	19,698

U.S. TREASURY BILLS 0.5%
0.035% due 01/02/2015 - 04/30/2015 (b)(h)	13,936	13,935

Total Short-Term Instruments (Cost $45,069)		45,068

Total Investments in Securities (Cost $2,963,963)		2,858,604

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Money Market Fund (d)(e)	28,385,607	28,386

Total Short-Term Instruments (Cost $28,386)		28,386

Total Investments in Affiliates (Cost $28,386)		28,386

Total Investments 99.8% (Cost $2,992,349)		$2,886,990

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $0)		303

Other Assets and Liabilities, net 0.2%		6,593

Net Assets 100.0%		$2,893,886

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $28,646 were out on loan in exchange for $28,386 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$11,435	Fannie Mae 2.200% due 10/17/2022	$(11,664)	$11,435	$11,435
Total Repurchase Agreements						$(11,664)	$11,435	$11,435

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	53

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$11,435	$0	$0	$0	$11,435	$(11,664)	$(229)

Master Securities Lending Agreement
BCY	0	0	0	(17,535)	0	17,055	(480)
DEU	0	0	0	(4,534)	0	4,624	90
JPM	0	0	0	(6,360)	0	6,486	126
SAL	0	0	0	(217)	0	221	4
Total Borrowings and Other Financing Transactions	$11,435	$0	$0	$(28,646)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$11,088	$826	$341	$9	$0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	23,859	1,740	39	20	0
CDX.HY-23 5-Year Index	5.000%	12/20/2019	280,300	17,807	504	274	0
				$20,373	$884	$303	$0
Total Swap Agreements				$20,373	$884	$303	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $14,121 and cash of $1,732 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$303	$303	$0	$0	$0	$0

54	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Swap Agreements	$0	$303	$0	$0	$0	$303

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$7,880	$0	$0	$0	$7,880

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$(7,137)	$0	$0	$0	$(7,137)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$614,929	$0	$614,929
Industrials	0	1,834,557	17,650	1,852,207
Utilities	0	275,101	1,452	276,553
U.S. Government Agencies	0	32,648	0	32,648
U.S. Treasury Obligations	0	37,199	0	37,199
Short-Term Instruments
Repurchase Agreements	0	11,435	0	11,435
Short-Term Notes	0	19,698	0	19,698
U.S. Treasury Bills	0	13,935	0	13,935
	$0	$2,839,502	$19,102	$2,858,604

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	28,386	0	0	28,386
Total Investments	$28,386	$2,839,502	$19,102	$2,886,990

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$303	$0	$303
Totals	$28,386	$2,839,805	$19,102	$2,887,293

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	55

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 90.7%

BANKING & FINANCE 37.6%

American Express Co.
2.650% due 12/02/2022	$250	$245

American Honda Finance Corp.
2.600% due 09/20/2016	305	314

American International Group, Inc.
5.850% due 01/16/2018	1,500	1,678

American Tower Corp.
4.500% due 01/15/2018	370	393

Banco do Brasil S.A.
6.000% due 01/22/2020	325	349

Banco Santander Brasil S.A.
4.625% due 02/13/2017	600	625

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	300	298

Bank of America Corp.
3.875% due 03/22/2017	250	262
4.000% due 04/01/2024	3,550	3,701
6.875% due 04/25/2018	275	316
7.750% due 05/14/2038	425	602

Bank of Nova Scotia
3.400% due 01/22/2015	425	426

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	450	458

Barclays Bank PLC
3.750% due 05/15/2024	600	620
6.050% due 12/04/2017	300	331

BB&T Corp.
2.450% due 01/15/2020	1,000	999

Bear Stearns Cos. LLC
5.300% due 10/30/2015	300	311

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	385

BM&FBovespa S.A.
5.500% due 07/16/2020	500	535

BNP Paribas S.A.
5.000% due 01/15/2021	1,000	1,132

Boston Properties LP
3.800% due 02/01/2024	600	618

BPCE S.A.
4.500% due 03/15/2025	600	587

Capital One Financial Corp.
4.750% due 07/15/2021	1,500	1,656

Citigroup, Inc.
4.000% due 08/05/2024	2,100	2,111
5.375% due 08/09/2020	10	11
5.500% due 02/15/2017	75	81
6.010% due 01/15/2015	202	202

CME Group, Inc.
3.000% due 09/15/2022	325	331

Compass Bank
6.400% due 10/01/2017	1,000	1,094

Credit Suisse
3.000% due 10/29/2021	500	498

Dominion Gas Holdings LLC
3.600% due 12/15/2024	750	765

Duke Realty LP
3.875% due 10/15/2022	250	258

Essex Portfolio LP
3.250% due 05/01/2023	1,000	969

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ford Motor Credit Co. LLC
2.375% due 03/12/2019	$1,600	$1,590
5.875% due 08/02/2021	725	841

General Electric Capital Corp.
3.100% due 01/09/2023	75	76
5.500% due 01/08/2020	1,860	2,131
6.875% due 01/10/2039	1,500	2,129

Goldman Sachs Group, Inc.
2.375% due 01/22/2018	1,000	1,011
2.550% due 10/23/2019	2,000	1,993
6.750% due 10/01/2037	500	630

Hospitality Properties Trust
5.000% due 08/15/2022	600	633

HSBC USA, Inc.
2.375% due 11/13/2019	2,600	2,602

ING Bank NV
2.500% due 10/01/2019	1,100	1,108
4.000% due 03/15/2016	600	621

Intercontinental Exchange, Inc.
2.500% due 10/15/2018	300	306

Intesa Sanpaolo SpA
2.375% due 01/13/2017	1,100	1,110
3.125% due 01/15/2016	50	51

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	1,625	1,649

John Deere Capital Corp.
2.950% due 03/09/2015	100	100
3.900% due 07/12/2021	275	298

JPMorgan Chase & Co.
3.625% due 05/13/2024	1,300	1,332
4.850% due 02/01/2044	1,500	1,671
5.400% due 01/06/2042	300	354

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	55	59

Kilroy Realty LP
3.800% due 01/15/2023	500	507

LeasePlan Corp. NV
3.000% due 10/23/2017	425	436

Lloyds Bank PLC
5.800% due 01/13/2020	400	463

Macquarie Bank Ltd.
6.625% due 04/07/2021	230	266

MetLife Capital Trust
9.250% due 04/08/2068	500	717

MetLife, Inc.
5.875% due 02/06/2041	85	106

Moody’s Corp.
5.500% due 09/01/2020	300	341

Morgan Stanley
4.350% due 09/08/2026	1,500	1,511
7.300% due 05/13/2019	530	629

MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (a)	575	614

National City Corp.
6.875% due 05/15/2019	500	588

PNC Bank N.A.
3.800% due 07/25/2023	450	465

Prudential Financial, Inc.
4.750% due 09/17/2015	1,475	1,514

Rabobank Group
3.875% due 02/08/2022	350	373
5.250% due 05/24/2041	810	972

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	600	535

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Sumitomo Life Insurance Co.
6.500% due 09/20/2073	$500	$561

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	450	457

Tanger Properties LP
3.750% due 12/01/2024	1,000	1,010

U.S. Bancorp
2.950% due 07/15/2022	300	296

Ventas Realty LP
4.000% due 04/30/2019	250	265

WEA Finance LLC
3.750% due 09/17/2024	1,000	1,017

Wells Fargo & Co.
1.400% due 09/08/2017	2,000	1,999
3.300% due 09/09/2024	1,500	1,511
4.125% due 08/15/2023	75	79

Weyerhaeuser Co.
7.375% due 03/15/2032	1,200	1,602

WR Berkley Corp.
4.625% due 03/15/2022	450	483

		64,773

INDUSTRIALS 35.7%

21st Century Fox America, Inc.
6.400% due 12/15/2035	100	131

AbbVie, Inc.
2.900% due 11/06/2022	200	197

Altria Group, Inc.
2.950% due 05/02/2023	650	630

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	655	782

Amgen, Inc.
3.450% due 10/01/2020	570	593
3.625% due 05/22/2024	1,000	1,018

Anadarko Petroleum Corp.
6.375% due 09/15/2017	300	334

Anglo American Capital PLC
2.625% due 09/27/2017	25	25

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	500	556

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	425	515

Apple, Inc.
3.450% due 05/06/2024	300	315

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	800	854

Becton Dickinson and Co.
2.675% due 12/15/2019	800	811

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	575	676

Boston Scientific Corp.
2.650% due 10/01/2018	900	902

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	500	516

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	815	976

Caterpillar, Inc.
3.803% due 08/15/2042	1,003	993

Cenovus Energy, Inc.
6.750% due 11/15/2039	260	297

China Resources Gas Group Ltd.
4.500% due 04/05/2022	600	635

56	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cigna Corp.
5.375% due 02/15/2042	$500	$593

CNOOC Finance Ltd.
3.875% due 05/02/2022	575	586

CNPC General Capital Ltd.
1.450% due 04/16/2016	600	599

Coca-Cola Co.
1.650% due 03/14/2018	250	252

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	330	335

Comcast Corp.
3.125% due 07/15/2022	2,000	2,036
3.600% due 03/01/2024	600	631

ConAgra Foods, Inc.
2.100% due 03/15/2018	230	229

Continental Resources, Inc.
4.500% due 04/15/2023	300	286
4.900% due 06/01/2044	600	510

Corning, Inc.
5.750% due 08/15/2040	285	341

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	225	217

CSX Corp.
6.220% due 04/30/2040	275	359

CVS Health Corp.
3.375% due 08/12/2024	1,000	1,012

DIRECTV Holdings LLC
3.125% due 02/15/2016	300	307

Discovery Communications LLC
5.050% due 06/01/2020	250	275

Dow Chemical Co.
5.250% due 11/15/2041	650	704

Encana Corp.
5.150% due 11/15/2041	30	28

Energy Transfer Partners LP
4.650% due 06/01/2021	100	105

Ensco PLC
4.700% due 03/15/2021	540	543

Enterprise Products Operating LLC
4.850% due 03/15/2044	500	523

Exxon Mobil Corp.
3.176% due 03/15/2024	1,000	1,034

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	71

General Electric Co.
4.125% due 10/09/2042	1,000	1,040

Gilead Sciences, Inc.
3.500% due 02/01/2025	500	514

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	223

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	1,350	1,346

GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,000	967

Hewlett-Packard Co.
2.125% due 09/13/2015	160	161

Home Depot, Inc.
5.400% due 03/01/2016	255	269

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	889

International Business Machines Corp.
4.000% due 06/20/2042	92	92
5.600% due 11/30/2039	29	35

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

KazMunayGas National Co. JSC
7.000% due 05/05/2020	$1,125	$1,175

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,000	993
5.300% due 09/15/2020	660	712

Kinder Morgan, Inc.
3.050% due 12/01/2019	200	199

Kraft Foods Group, Inc.
6.125% due 08/23/2018	625	715

Kroger Co.
6.150% due 01/15/2020	300	347

L-3 Communications Corp.
4.750% due 07/15/2020	630	677

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,000	1,117

Marriott International, Inc.
6.200% due 06/15/2016	100	107

Medtronic, Inc.
3.500% due 03/15/2025	1,000	1,025
4.450% due 03/15/2020	250	275

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	181

Mondelez International, Inc.
2.250% due 02/01/2019	600	598

Mylan, Inc.
3.125% due 01/15/2023	100	97

Noble Holding International Ltd.
4.900% due 08/01/2020	100	94

Novartis Capital Corp.
2.900% due 04/24/2015	160	161

ONEOK Partners LP
3.200% due 09/15/2018	600	609
5.000% due 09/15/2023	250	262

Oracle Corp.
2.800% due 07/08/2021	2,000	2,028

PepsiCo, Inc.
5.500% due 01/15/2040	500	604

Petrobras International Finance Co. S.A.
5.750% due 01/20/2020	600	580
6.875% due 01/20/2040	645	600

Pfizer, Inc.
6.200% due 03/15/2019	1,150	1,339

Philip Morris International, Inc.
3.600% due 11/15/2023	650	680
5.650% due 05/16/2018	325	366

Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	224

Procter & Gamble Co.
3.500% due 02/15/2015	430	432

Republic Services, Inc.
5.250% due 11/15/2021	320	363

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	275	283

Roche Holdings, Inc.
6.000% due 03/01/2019	576	666

Rogers Communications, Inc.
6.800% due 08/15/2018	505	583

SABMiller Holdings, Inc.
1.850% due 01/15/2015	50	50
3.750% due 01/15/2022	1,600	1,672

Southern Copper Corp.
6.750% due 04/16/2040	875	927

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Target Corp.
3.875% due 07/15/2020	$250	$270

Teck Resources Ltd.
4.750% due 01/15/2022	900	879

Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	200	202
5.462% due 02/16/2021	125	140

Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	100	98

Time Warner Cable, Inc.
5.000% due 02/01/2020	600	662

Time Warner, Inc.
3.400% due 06/15/2022	600	607
3.550% due 06/01/2024	600	599

Total Capital S.A.
3.000% due 06/24/2015	505	511

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	221

Transocean, Inc.
6.500% due 11/15/2020	180	171

Union Pacific Corp.
4.750% due 09/15/2041	775	874

United Technologies Corp.
3.100% due 06/01/2022	525	537

UnitedHealth Group, Inc.
6.875% due 02/15/2038	465	655

Vale Overseas Ltd.
6.875% due 11/21/2036	815	863

Viacom, Inc.
4.250% due 09/01/2023	1,300	1,343

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	100	101
6.200% due 04/15/2038	1,025	1,378

Weatherford International Ltd.
5.125% due 09/15/2020	730	718

Whirlpool Corp.
3.700% due 03/01/2023	250	254
5.150% due 03/01/2043	300	333

Williams Partners LP
5.400% due 03/04/2044	500	491

		61,516

UTILITIES 17.4%

American Water Capital Corp.
3.850% due 03/01/2024	600	633

Appalachian Power Co.
7.000% due 04/01/2038	750	1,047

AT&T, Inc.
2.500% due 08/15/2015	73	74
4.800% due 06/15/2044	2,000	2,046

Atmos Energy Corp.
4.150% due 01/15/2043	450	454

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	490	618

BG Energy Capital PLC
5.125% due 10/15/2041	115	127

BP Capital Markets PLC
2.237% due 05/10/2019	500	500
4.500% due 10/01/2020	300	325

Consumers Energy Co.
3.125% due 08/31/2024	1,000	1,005

Dominion Resources, Inc.
4.450% due 03/15/2021	120	130

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	57

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

DTE Electric Co.
3.650% due 03/15/2024	$600	$632

Duke Energy Corp.
3.950% due 10/15/2023	400	425

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	600	639

E.ON International Finance BV
5.800% due 04/30/2018	45	50

Electricite de France S.A.
4.600% due 01/27/2020	300	331
4.875% due 01/22/2044	1,000	1,114

Entergy Corp.
5.125% due 09/15/2020	300	327

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	111

FirstEnergy Corp.
7.375% due 11/15/2031	910	1,104

Florida Power & Light Co.
4.125% due 02/01/2042	100	107

Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028	500	382
5.092% due 11/29/2015	380	373

Kentucky Utilities Co.
5.125% due 11/01/2040	100	120

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	600	602

MidAmerican Energy Co.
3.500% due 10/15/2024	1,500	1,555

Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	1,000	969

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pacific Gas & Electric Co.
3.500% due 10/01/2020	$330	$343
4.750% due 02/15/2044	500	552
5.800% due 03/01/2037	255	313

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	77

Petrobras Global Finance BV
6.250% due 03/17/2024	1,000	954

Petroleos Mexicanos
4.250% due 01/15/2025	600	598
4.875% due 01/24/2022	325	341
5.750% due 03/01/2018	170	184
6.375% due 01/23/2045	500	569

Plains All American Pipeline LP
5.150% due 06/01/2042	700	735

Rosneft Finance S.A.
7.500% due 07/18/2016	850	819

Sempra Energy
2.300% due 04/01/2017	225	229

Shell International Finance BV
3.100% due 06/28/2015	595	603
4.375% due 03/25/2020	230	252
6.375% due 12/15/2038	450	607

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	600	632

Southern California Gas Co.
3.150% due 09/15/2024	1,000	1,013

Southern Power Co.
5.150% due 09/15/2041	465	542

Southwestern Public Service Co.
6.000% due 10/01/2036	500	649

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Verizon Communications, Inc.
2.625% due 02/21/2020	$2,100	$2,078
3.000% due 11/01/2021	500	494
4.400% due 11/01/2034	500	499
4.862% due 08/21/2046	598	616
6.400% due 02/15/2038	50	62

Vodafone Group PLC
2.500% due 09/26/2022	300	280
4.375% due 03/16/2021	210	224

		30,065

Total Corporate Bonds & Notes (Cost $154,254)		156,354

SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS (b) 8.4%
		14,560

Total Short-Term Instruments (Cost $14,560)		14,560

Total Investments in Securities (Cost $168,814)		170,914

Total Investments 99.1% (Cost $168,814)		$170,914

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		4

Other Assets and Liabilities, net 0.9%		1,549

Net Assets 100.0%		$172,467

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.000%	12/31/2014	01/02/2015	$8,000	U.S. Treasury Notes 2.250% due 03/31/2021	$(8,163)	$8,000	$8,000
DEU	0.000%	12/31/2014	01/02/2015	2,400	U.S. Treasury Bonds 3.125% due 02/15/2043	(2,449)	2,400	2,400
JPS	0.000%	12/31/2014	01/02/2015	3,600	U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)	3,600	3,600
SSB	0.000%	12/31/2014	01/02/2015	560	Fannie Mae 2.260% due 10/17/2022	(575)	560	560
Total Repurchase Agreements						$(14,870)	$14,560	$14,560

(1)	Includes accrued interest.

58	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$8,000	$0	$0	$0	$8,000	$(8,163)	$(163)
DEU	2,400	0	0	0	2,400	(2,449)	(49)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
SSB	560	0	0	0	560	(575)	(15)
Total Borrowings and Other Financing Transactions	$14,560	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
Description					Asset	Liability
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	13	$51	$4	$0
Total Futures Contracts				$51	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $104 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$0	$4	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$342	$342
Swap Agreements	0	29	0	0	0	29
	$0	$29	$0	$0	$342	$371

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$64,773	$0	$64,773
Industrials	0	61,516	0	61,516
Utilities	0	30,065	0	30,065
Short-Term Instruments
Repurchase Agreements	0	14,560	0	14,560
Total Investments	$0	$170,914	$0	$170,914

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$0	$0	$4
Totals	$4	$170,914	$0	$170,918

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund

(Unaudited)

December 31, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 89.8%

BANK LOAN OBLIGATIONS 2.4%

Amaya Holdings B.V.
5.000% due 08/01/2021		$299	$298

Charter Communications Operating LLC
3.000% due 07/01/2020		100	98

Dell, Inc.
4.500% due 04/29/2020		200	200

Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		300	300

Gardner Denver, Inc.
4.250% due 07/30/2020		199	187

Total Bank Loan Obligations (Cost $1,082)			1,083

CORPORATE BONDS & NOTES 65.4%

BANKING & FINANCE 25.8%

AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	149
4.500% due 05/15/2021		150	152

Ally Financial, Inc.
7.500% due 09/15/2020		559	657

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		1,400	1,390

Bank of America Corp.
3.300% due 01/11/2023		500	501

Barclays Bank PLC
7.750% due 04/10/2023		400	436

Barclays PLC
8.250% due 12/15/2018 (b)		400	411

BES Investimento do Brasil S.A. Banco de Investimento
5.625% due 03/25/2015		100	100

BPCE S.A.
4.625% due 07/11/2024		200	195

CIT Group, Inc.
6.625% due 04/01/2018		400	435

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	150	243

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (b)		$550	604

Credit Agricole S.A.
8.125% due 09/19/2033		200	224

Credit Suisse
6.500% due 08/08/2023		200	220

Crown Castle International Corp.
5.250% due 01/15/2023		200	205

Denali Borrower LLC
5.625% due 10/15/2020		200	209

EDC Finance Ltd.
4.875% due 04/17/2020		500	329

Heta Asset Resolution AG
4.250% due 10/31/2016	EUR	200	171
4.375% due 01/24/2017		100	85

Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$200	199

HSBC Finance Corp.
6.676% due 01/15/2021		1,000	1,188

Intesa Sanpaolo SpA
6.500% due 02/24/2021		300	347

iStar Financial, Inc.
5.000% due 07/01/2019		100	97

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

KBC Bank NV
8.000% due 01/25/2023		$200	$225

LBG Capital PLC
15.000% due 12/21/2019	GBP	200	429

Navient Corp.
8.450% due 06/15/2018		$800	894

Novo Banco S.A.
5.000% due 05/14/2019	EUR	200	239

OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$100	102
7.250% due 12/15/2021		100	103

Rio Oil Finance Trust
6.250% due 07/06/2024		300	287

UBS AG
7.625% due 08/17/2022		250	295

Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	500	837

			11,958

INDUSTRIALS 24.5%

Activision Blizzard, Inc.
6.125% due 09/15/2023		$200	216

ADT Corp.
4.875% due 07/15/2042		140	104

California Resources Corp.
5.000% due 01/15/2020		100	87
5.500% due 09/15/2021		100	86
6.000% due 11/15/2024		100	85

CHS
6.875% due 02/01/2022		800	851

CNOOC Finance Ltd.
3.875% due 05/02/2022		400	408

Columbus International, Inc.
7.375% due 03/30/2021		400	417

CONSOL Energy, Inc.
5.875% due 04/15/2022		100	94

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		473	480

DISH DBS Corp.
7.875% due 09/01/2019		800	910

Ecopetrol S.A.
5.875% due 09/18/2023		100	106
7.625% due 07/23/2019		800	920

Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023		100	98

ENTEL Chile S.A.
4.875% due 10/30/2024		400	407

Fiat Chrysler Finance Europe
7.750% due 10/17/2016	EUR	200	264

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$500	484

HCA, Inc.
6.500% due 02/15/2020		900	1,011

KazMunayGas National Co. JSC
9.125% due 07/02/2018		100	110

MCE Finance Ltd.
5.000% due 02/15/2021		200	188

Medtronic, Inc.
3.500% due 03/15/2025		100	103

Numericable SFR
6.250% due 05/15/2024		300	303

Petrobras International Finance Co. S.A.
5.375% due 01/27/2021		500	466

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Petroleos de Venezuela S.A.
5.375% due 04/12/2027		$2,200	$782

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	197
5.750% due 05/15/2024		100	99

Schaeffler Holding Finance BV (6.5000% PIK)
5.750% due 11/15/2021 (a)	EUR	100	129

Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)		$200	210

Sibur Securities Ltd.
3.914% due 01/31/2018		200	165

Tenet Healthcare Corp.
5.000% due 03/01/2019		200	201

Tesoro Logistics LP
6.125% due 10/15/2021		200	200

Tullow Oil PLC
6.000% due 11/01/2020		400	336

Vedanta Resources PLC
6.000% due 01/31/2019		200	196

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		200	170

Whiting Petroleum Corp.
5.000% due 03/15/2019		100	94

Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	189

Zhaikmunai LLP
7.125% due 11/13/2019		200	174

			11,340

UTILITIES 15.1%

BG Energy Capital PLC
6.500% due 11/30/2072		200	215

CenturyLink, Inc.
5.625% due 04/01/2020		200	208

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	207

Electricite de France S.A.
5.250% due 01/29/2023 (b)		300	308

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		400	360

Koninklijke KPN NV
6.125% due 09/14/2018 (b)	EUR	100	130

Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$300	225

Petrobras Global Finance BV
3.123% due 03/17/2020		100	91
6.250% due 03/17/2024		200	191
7.250% due 03/17/2044		300	298

Petroleos Mexicanos
4.875% due 01/24/2022		900	945
6.375% due 01/23/2045		300	341

RWE AG
7.000% due 03/20/2019 (b)	GBP	100	167

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$200	211

Sprint Capital Corp.
8.750% due 03/15/2032		1,200	1,167

SSE PLC
5.625% due 10/01/2017 (b)	EUR	100	131
5.625% due 10/01/2017 (b)		$200	211

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	61

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Verizon Communications, Inc.
6.550% due 09/15/2043	$1,000	$1,283

VimpelCom Holdings BV
5.950% due 02/13/2023	400	308

		6,997

Total Corporate Bonds & Notes (Cost $31,696)		30,295

MUNICIPAL BONDS & NOTES 2.6%

IOWA 0.4%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	200	200

NEW JERSEY 0.3%

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	200	151

OHIO 1.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	82
6.000% due 06/01/2042	100	82
6.500% due 06/01/2047	400	351

		515

TEXAS 0.8%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	350	351

Total Municipal Bonds & Notes (Cost $1,202)		1,217

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
0.109% due 04/30/2016	200	200

Total U.S. Treasury Obligations (Cost $200)		200

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 0.6%

Lehman Mortgage Trust
6.000% due 07/25/2036 ^		$363	$285

Total Mortgage-Backed Securities (Cost $293)			285

ASSET-BACKED SECURITIES 2.1%

Accredited Mortgage Loan Trust
0.430% due 09/25/2036		400	330

Asset-Backed Funding Certificates Trust
0.390% due 01/25/2037		168	107

Countrywide Asset-Backed Certificates
0.530% due 02/25/2036		146	138

Countrywide Asset-Backed Certificates Trust
0.750% due 11/25/2035		100	90

JPMorgan Mortgage Acquisition Trust
0.410% due 08/25/2036		100	82

Residential Asset Securities Corp. Trust
0.570% due 02/25/2036		300	240

Total Asset-Backed Securities (Cost $968)			987

SOVEREIGN ISSUES 11.0%

Brazil Government International Bond
4.875% due 01/22/2021		1,400	1,494

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	600	204
10.000% due 01/01/2025		400	132

Indonesia Government International Bond
8.500% due 10/12/2035		$1,000	1,397

Mexico Government International Bond
3.625% due 03/15/2022		400	410

Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	134

Panama Government International Bond
6.700% due 01/26/2036		$100	130

Poland Government International Bond
5.000% due 03/23/2022		600	674

Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	4,000	27

South Africa Government International Bond
3.750% due 07/24/2026	EUR	200	259

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Turkey Government International Bond
5.750% due 03/22/2024	$200	$225

Total Sovereign Issues (Cost $5,062)		5,086

	SHARES
PREFERRED SECURITIES 0.0%

UTILITIES 0.0%

Entergy Texas, Inc.
5.625% due 06/01/2064	100	3

Total Preferred Securities (Cost $3)		3

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (c) 0.4%
		199

SHORT-TERM NOTES 4.7%

Fannie Mae
0.086% due 04/22/2015	$100	100

Federal Home Loan Bank
0.041% due 01/28/2015	500	500
0.051% due 02/12/2015	800	800
0.091% due 03/03/2015	400	400

Freddie Mac
0.132% due 06/09/2015	400	400

		2,200

U.S. TREASURY BILLS 0.2%
0.015% due 01/29/2015	100	100

Total Short-Term Instruments (Cost $2,499)		2,499

Total Investments in Securities (Cost $43,005)		41,655

Total Investments 89.8% (Cost $43,005)		$41,655

Financial Derivative Instruments (d) 0.3% (Cost or Premiums, net $36)		148

Other Assets and Liabilities, net 9.9%		4,566

Net Assets 100.0%		$46,369

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$199	Fannie Mae 2.260% due 10/17/2022	$(205)	$199	$199
Total Repurchase Agreements						$(205)	$199	$199

(1)	Includes accrued interest.

62	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$199	$0	$0	$0	$199	$(205)	$(6)
Total Borrowings and Other Financing Transactions	$199	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2015	$	1,170	JPY	140,300	$1	$0
	02/2015	JPY	140,300	$	1,170	0	(1)
CBK	01/2015	BRL	573		236	21	0
	01/2015	JPY	42,600		352	0	(3)
	01/2015	$	216	BRL	573	0	0
	01/2015		300	INR	18,594	0	(7)
	02/2015	EUR	514	$	635	13	0
	04/2015	BRL	359		146	15	0
DUB	01/2015		573		216	0	0
	01/2015	$	223	BRL	573	0	(7)
	07/2015	BRL	573	$	211	6	0
FBF	01/2015	JPY	97,700		826	10	0
MSB	02/2015	GBP	1,006		1,572	4	0
SOG	02/2015	EUR	1,941		2,421	71	0
Total Forward Foreign Currency Contracts						$141	$(18)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$		400	$(1)	$(1)
SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		EUR	200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015			200	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015			200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015			200	(1)	0
								$(2)	$(1)
Total Written Options								$(2)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$0	EUR	0	$0
Sales	400		800	(2)
Closing Buys	0		0	0
Expirations	0		0	0
Exercised	0		0	0
Balance at End of Period	$400	EUR	800	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	63

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	(1.000%)	12/20/2019	1.937%	$	300	$19	$(6)	$13	$0
BRC	Brazil Government International Bond	(1.000%)	12/20/2019	1.937%		300	19	(6)	13	0
							$38	$(12)	$26	$0
Total Swap Agreements							$38	$(12)	$26	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1	$0	$13	$14	$(1)	$(1)	$0	$(2)	$12	$0	$12
BRC	0	0	13	13	0	0	0	0	13	0	13
CBK	49	0	0	49	(10)	0	0	(10)	39	0	39
DUB	6	0	0	6	(7)	0	0	(7)	(1)	0	(1)
FBF	10	0	0	10	0	0	0	0	10	0	10
MSB	4	0	0	4	0	0	0	0	4	0	4
SOG	71	0	0	71	0	0	0	0	71	0	71
Total Over the Counter	$141	$0	$26	$167	$(18)	$(1)	$0	$(19)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$141	$0	$141
Swap Agreements	0	26	0	0	0	26
	$0	$26	$0	$141	$0	$167

64	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18
Written Options	0	1	0	0	0	1
	$0	$1	$0	$18	$0	$19

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$443	$0	$443

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$173	$0	$173
Written Options	0	1	0	0	0	1
Swap Agreements	0	(12)	0	0	0	(12)
	$0	$(11)	$0	$173	$0	$162

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,083	$0	$1,083
Corporate Bonds & Notes
Banking & Finance	0	11,958	0	11,958
Industrials	0	10,860	480	11,340
Utilities	0	6,997	0	6,997
Municipal Bonds & Notes
Iowa	0	200	0	200
New Jersey	0	151	0	151
Ohio	0	515	0	515
Texas	0	351	0	351
U.S. Treasury Obligations	0	200	0	200
Mortgage-Backed Securities	0	285	0	285
Asset-Backed Securities	0	987	0	987
Sovereign Issues	0	5,086	0	5,086
Preferred Securities
Utilities	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	199	0	199
Short-Term Notes	0	2,200	0	2,200
U.S. Treasury Bills	0	100	0	100
Total Investments	$3	$41,172	$480	$41,655

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	65

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$167	$0	$167

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(19)	$0	$(19)
Totals	$3	$41,320	$480	$41,803

There were assets and liabilities valued at $3 transferred from Level 2 to Level 1 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 06/30/2014	Net Purc hases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depre ciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$496	$0	$(13)	$0	$0	$(3)	$0	$0	$480	$(2)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$480	Third Party Vendor	Broker Quote	101.50

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

66	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.4%

CORPORATE BONDS & NOTES 63.6%

BANKING & FINANCE 29.2%

1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015	$980	$992

American Express Credit Corp.
0.547% due 09/22/2017	4,000	3,980
0.722% due 08/15/2019	36,700	36,475

American International Group, Inc.
5.050% due 10/01/2015	6,000	6,184

Banco Bradesco S.A.
4.500% due 01/12/2017	6,000	6,225

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	4,500	4,770

Banco Santander Brasil S.A.
4.250% due 01/14/2016	4,600	4,687
4.500% due 04/06/2015	5,100	5,144
4.625% due 02/13/2017	8,400	8,747

Banco Santander Chile
1.130% due 04/11/2017	14,800	14,742
1.831% due 01/19/2016	1,650	1,658
2.110% due 06/07/2018	2,000	2,030
3.750% due 09/22/2015	1,900	1,930

Bank of America Corp.
0.843% due 08/25/2017	32,000	31,986
1.500% due 10/09/2015	5,000	5,022

Bank of Nova Scotia
0.540% due 04/11/2017	30,000	29,956

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.648% due 03/10/2017	8,700	8,661
0.684% due 02/26/2016	9,000	9,011
0.846% due 09/09/2016	2,000	2,008

Banque Federative du Credit Mutuel S.A.
1.081% due 01/20/2017	7,900	7,958
1.083% due 10/28/2016	4,000	4,027

BB&T Corp.
0.950% due 01/15/2020	10,000	10,009

BBVA Bancomer S.A.
4.500% due 03/10/2016	3,900	4,037

BPCE S.A.
0.802% due 11/18/2016	11,300	11,313
0.873% due 06/17/2017	36,500	36,582

Citigroup, Inc.
4.750% due 05/19/2015	510	518

Credit Agricole S.A.
0.785% due 06/12/2017	2,000	2,003
1.031% due 04/15/2019	18,550	18,712
1.106% due 10/03/2016	5,400	5,436

DBS Group Holdings Ltd.
0.729% due 07/16/2019	15,300	15,310

Dexia Credit Local S.A.
1.250% due 10/18/2016	11,600	11,653

DNB Boligkreditt A/S
2.900% due 03/29/2017	7,000	7,188

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.110% due 03/20/2017	4,100	3,965

Ford Motor Credit Co. LLC
0.755% due 09/08/2017	9,800	9,739
1.070% due 03/12/2019	14,700	14,631
1.162% due 11/04/2019	830	831

General Motors Financial Co., Inc.
2.625% due 07/10/2017	10,000	10,050

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.750% due 05/15/2016	$3,100	$3,156

Goldman Sachs Group, Inc.
0.860% due 06/04/2017	62,000	61,909
1.043% due 12/15/2017	2,800	2,798
1.332% due 11/15/2018	6,000	6,064
1.433% due 04/30/2018	2,000	2,025
1.600% due 11/23/2015	18,000	18,101

Hana Bank
1.357% due 11/09/2016	10,900	10,985
1.375% due 02/05/2016	7,900	7,912
4.500% due 10/30/2015	125	129

Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	7,000	7,021

Health Care REIT, Inc.
6.200% due 06/01/2016	1,400	1,498

HSBC Finance Corp.
0.664% due 06/01/2016	21,354	21,315

HSBC USA, Inc.
0.843% due 11/13/2019	2,300	2,303

HSH Nordbank AG
0.383% due 12/31/2015	27,700	27,576

Hypothekenbank Frankfurt AG
0.110% due 09/20/2017	3,200	3,140

Hyundai Capital Services, Inc.
1.043% due 03/18/2017	22,700	22,667
6.000% due 05/05/2015	11,009	11,194

Industrial Bank of Korea
3.750% due 09/29/2016	1,390	1,448
4.375% due 08/04/2015	8,375	8,555

International Lease Finance Corp.
5.750% due 05/15/2016	1,150	1,195
8.625% due 09/15/2015	2,000	2,090

Intesa Sanpaolo SpA
3.125% due 01/15/2016	5,000	5,081

IPIC GMTN Ltd.
1.750% due 11/30/2015	9,600	9,645
3.125% due 11/15/2015	4,400	4,472

JPMorgan Chase & Co.
0.752% due 02/15/2017	48,000	47,904
0.784% due 04/25/2018	14,600	14,578

JPMorgan Chase Bank N.A.
0.654% due 06/02/2017	7,500	7,468

Kookmin Bank
0.889% due 03/11/2016	8,000	8,000
0.991% due 03/14/2017	18,500	18,477
1.480% due 10/11/2016	6,400	6,475

Korea Development Bank
0.689% due 06/11/2015	10,000	10,000
0.857% due 01/22/2017	21,600	21,657
3.250% due 03/09/2016	1,200	1,229
4.375% due 08/10/2015	14,240	14,546

Korea Exchange Bank
1.750% due 09/27/2015	3,000	3,017
3.125% due 06/26/2017	4,800	4,953

LeasePlan Corp. NV
3.000% due 10/23/2017	7,000	7,175

Loews Corp.
5.250% due 03/15/2016	15,000	15,769

Macquarie Bank Ltd.
0.691% due 06/15/2016	1,000	1,001
1.045% due 03/24/2017	40,700	40,899
2.000% due 08/15/2016	1,275	1,291
3.450% due 07/27/2015	1,000	1,016

MBNA Corp.
5.000% due 06/15/2015	1,730	1,764

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mizuho Bank Ltd.
0.705% due 09/25/2017	$5,100	$5,107

Morgan Stanley
4.000% due 07/24/2015	2,000	2,038

Muenchener Hypothekenbank eG
1.125% due 07/13/2015	1,800	1,805

MUFG Union Bank N.A.
1.005% due 09/26/2016	5,400	5,430

Nationwide Building Society
4.650% due 02/25/2015	3,000	3,017

Navient Corp.
6.250% due 01/25/2016	2,000	2,085

Nederlandse Financierings Maatschappij voor Ontwikkelingslanden NV
0.400% due 06/12/2017	2,000	2,004

Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015	17,500	17,532

Prudential Covered Trust
2.997% due 09/30/2015	19,200	19,473

Qatari Diar Finance Co.
3.500% due 07/21/2015	6,500	6,565

QNB Finance Ltd.
3.125% due 11/16/2015	16,358	16,683

Rabobank Group
2.250% due 07/31/2015	5,000	5,046

RCI Banque S.A.
4.600% due 04/12/2016	8,233	8,559

Regions Financial Corp.
5.750% due 06/15/2015	400	408

Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	22,286	22,513

Santander U.S. Debt S.A.U.
3.724% due 01/20/2015	8,500	8,512

Shinhan Bank
0.883% due 04/08/2017	30,200	30,292

Standard Chartered PLC
0.575% due 09/08/2017	15,000	14,938

Stone Street Trust
5.902% due 12/15/2015	5,150	5,362

Sumitomo Mitsui Banking Corp.
0.659% due 01/10/2017	13,100	13,091

Svenska Handelsbanken AB
0.697% due 03/21/2016	12,330	12,373

Temasek Financial Ltd.
4.500% due 09/21/2015	1,000	1,028

Toyota Motor Credit Corp.
0.618% due 01/17/2019	12,500	12,478

U.S. Bank N.A.
0.713% due 10/28/2019	20,000	20,071

UBS AG
0.873% due 08/14/2019	27,000	27,115

Ventas Realty LP
1.550% due 09/26/2016	550	553
3.125% due 11/30/2015	9,485	9,680

Wells Fargo & Co.
0.692% due 04/22/2019	20,000	19,987

Woori Bank
7.000% due 02/02/2015	6,407	6,437

		1,127,850

INDUSTRIALS 24.4%

AbbVie, Inc.
1.200% due 11/06/2015	39,750	39,875

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	67

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Altria Group, Inc.
4.125% due 09/11/2015	$8,848	$9,052

America Movil S.A.B. de C.V.
3.625% due 03/30/2015	2,000	2,014
5.750% due 01/15/2015	400	400

Amgen, Inc.
0.613% due 05/22/2017	58,000	57,909

Anglo American Capital PLC
1.181% due 04/15/2016	2,000	2,003

Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	1,445	1,448

Anthem, Inc.
1.250% due 09/10/2015	4,000	4,017

Apple, Inc.
0.532% due 05/06/2019	15,000	15,022

BAT International Finance PLC
1.400% due 06/05/2015	9,200	9,217

Becton Dickinson and Co.
0.691% due 06/15/2016	42,500	42,525

BMW U.S. Capital LLC
0.574% due 06/02/2017	17,000	17,000

Boston Scientific Corp.
6.250% due 11/15/2015	15,900	16,569
6.400% due 06/15/2016	4,800	5,139

BSKYB Finance UK PLC
5.625% due 10/15/2015	9,000	9,341

Cameron International Corp.
1.150% due 12/15/2016	5,400	5,348

Canadian Natural Resources Ltd.
0.632% due 03/30/2016	6,000	5,991

Cheung Kong Infrastructure Finance BVI Ltd.
0.947% due 06/20/2017	8,300	8,280

Coca-Cola HBC Finance BV
5.500% due 09/17/2015	5,000	5,139

ConAgra Foods, Inc.
0.601% due 07/21/2016	28,000	27,942
1.300% due 01/25/2016	3,000	3,001

Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,511

Covidien International Finance S.A.
1.350% due 05/29/2015	5,500	5,517
2.800% due 06/15/2015	3,000	3,029

COX Communications, Inc.
5.500% due 10/01/2015	2,292	2,370

CRH America, Inc.
4.125% due 01/15/2016	1,269	1,306

Daimler Finance North America LLC
0.572% due 08/01/2017	6,150	6,137
0.588% due 03/10/2017	6,600	6,590
0.912% due 08/01/2016	10,850	10,912

Devon Energy Corp.
0.781% due 12/15/2016	10,985	10,941

Ecolab, Inc.
1.000% due 08/09/2015	2,500	2,507

Enbridge, Inc.
0.684% due 06/02/2017	6,500	6,476

Ensco PLC
3.250% due 03/15/2016	4,000	4,075

Enterprise Products Operating LLC
1.250% due 08/13/2015	22,165	22,229
5.000% due 03/01/2015	2,400	2,416

Experian Finance PLC
2.375% due 06/15/2017	1,500	1,514

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

FBG Finance Pty. Ltd.
5.125% due 06/15/2015	$16,000	$16,320

Georgia-Pacific LLC
7.700% due 06/15/2015	4,920	5,063

Glencore Canada Corp.
5.375% due 06/01/2015	3,450	3,509

Glencore Finance Canada Ltd.
2.050% due 10/23/2015	3,000	3,020

Harvest Operations Corp.
2.125% due 05/14/2018	2,531	2,520

Heathrow Funding Ltd.
2.500% due 06/25/2017	18,600	18,614

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	18,286	18,759

Hyundai Capital America
1.625% due 10/02/2015	10,860	10,908

Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	800	808

Kansas City Southern de Mexico S.A. de C.V.
0.933% due 10/28/2016	10,870	10,886

KazMunayGas National Co. JSC
11.750% due 01/23/2015	12,200	12,240

Kia Motors Corp.
3.625% due 06/14/2016	2,000	2,063

Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	5,600	5,629

Korea National Oil Corp.
2.875% due 11/09/2015	4,603	4,674
3.125% due 04/03/2017	5,000	5,136
4.000% due 10/27/2016	3,800	3,971

Kraft Foods Group, Inc.
1.625% due 06/04/2015	16,689	16,763

Life Technologies Corp.
4.400% due 03/01/2015	1,329	1,336

Lowe’s Cos., Inc.
0.658% due 09/10/2019	6,294	6,313

Medtronic, Inc.
1.043% due 03/15/2020	13,900	13,903

Nabisco, Inc.
7.550% due 06/15/2015	2,429	2,488

Nabors Industries, Inc.
2.350% due 09/15/2016	2,750	2,722

NBCUniversal Enterprise, Inc.
0.768% due 04/15/2016	11,500	11,524
0.916% due 04/15/2018	17,885	18,048

Nissan Motor Acceptance Corp.
0.785% due 03/03/2017	2,200	2,208
0.955% due 09/26/2016	32,775	32,978

Oracle Corp.
0.743% due 10/08/2019	10,000	10,044

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	17,046	17,899

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	1,200	1,217
3.125% due 05/11/2015	12,536	12,639

Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	36,800	36,653

Phillips 66
1.950% due 03/05/2015	5,284	5,298

Pioneer Natural Resources Co.
5.875% due 07/15/2016	13,435	14,278

Reynolds American, Inc.
1.050% due 10/30/2015	3,000	3,004

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Roche Holdings, Inc.
0.597% due 09/30/2019	$14,900	$14,896

SABIC Capital BV
3.000% due 11/02/2015	5,100	5,196

SABMiller Holdings, Inc.
0.922% due 08/01/2018	4,500	4,518

Symantec Corp.
2.750% due 09/15/2015	10,722	10,857

Telefonica Emisiones S.A.U.
0.902% due 06/23/2017	19,400	19,387
3.729% due 04/27/2015	12,895	13,010
3.992% due 02/16/2016	785	808
4.949% due 01/15/2015	16,375	16,390

Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	4,000	4,473

Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	12,222	12,339

Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	500	508
3.200% due 05/01/2015	3,955	3,988
3.200% due 03/01/2016	1,250	1,280

UAL Pass-Through Trust
10.400% due 05/01/2018	925	1,031

UnitedHealth Group, Inc.
0.850% due 10/15/2015	2,500	2,508

Volkswagen Group of America Finance LLC
0.603% due 05/23/2017	8,000	7,982
0.672% due 11/20/2017	7,600	7,594

Volkswagen International Finance NV
0.672% due 11/18/2016	32,700	32,794

Volvo Treasury AB
5.950% due 04/01/2015	34,049	34,448

Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016	20,000	20,006

Williams Partners LP
3.800% due 02/15/2015	5,408	5,424

Woolworths Ltd.
2.550% due 09/22/2015	4,200	4,253

Xerox Corp.
4.250% due 02/15/2015	1,672	1,679

		939,566

UTILITIES 10.0%

AT&T, Inc.
0.677% due 03/30/2017	16,500	16,502

BellSouth Corp.
4.182% due 04/26/2021	53,500	54,031

BP Capital Markets PLC
0.652% due 11/07/2016	4,937	4,940
0.700% due 11/06/2015	200	200
0.885% due 09/26/2018	29,450	29,208
3.125% due 10/01/2015	5,075	5,168

Constellation Energy Group, Inc.
4.550% due 06/15/2015	2,000	2,033

Dominion Resources, Inc.
1.950% due 08/15/2016	2,445	2,473

Duke Energy Corp.
0.636% due 04/03/2017	3,000	3,006

Electricite de France S.A.
0.691% due 01/20/2017	21,000	21,079

Entergy Corp.
3.625% due 09/15/2015	8,600	8,724

68	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Iberdrola International BV
5.375% due 03/15/2015	$10,581	$10,668

Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	2,000	2,178

Korea Electric Power Corp.
3.000% due 10/05/2015	6,500	6,602

Korea Hydro & Nuclear Power Co. Ltd.
1.013% due 05/22/2017	17,400	17,397
3.125% due 09/16/2015	13,703	13,918

Laclede Group, Inc.
0.982% due 08/15/2017	7,500	7,501

NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	4,900	4,915

Orange S.A.
2.125% due 09/16/2015	20,610	20,785

Petrobras Global Finance BV
1.852% due 05/20/2016	7,170	6,867
2.000% due 05/20/2016	600	575

Petroleos Mexicanos
5.750% due 03/01/2018	950	1,028

Plains All American Pipeline LP
5.875% due 08/15/2016	1,000	1,069

Qtel International Finance Ltd.
3.375% due 10/14/2016	2,000	2,057

Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017	27,700	27,753
1.149% due 04/10/2019	6,500	6,512

Telecom Italia Capital S.A.
5.250% due 10/01/2015	15,027	15,384

Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015	9,000	9,007

Verizon Communications, Inc.
0.636% due 06/09/2017	2,000	1,997
1.013% due 06/17/2019	35,775	35,999
1.771% due 09/15/2016	2,000	2,037
1.991% due 09/14/2018	40,773	42,452

		384,065

Total Corporate Bonds & Notes (Cost $2,454,101)		2,451,481

MUNICIPAL BONDS & NOTES 1.6%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.133% due 11/25/2043	1,089	1,096

CALIFORNIA 0.7%

California Earthquake Authority Revenue Notes, Series 2014
1.824% due 07/01/2017	8,900	8,896

California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	160	165

California State General Obligation Notes, Series 2013
1.050% due 02/01/2016	7,500	7,547
1.250% due 11/01/2016	4,500	4,540

University of California Revenue Bonds, Series 2011
0.655% due 07/01/2041	4,000	4,008

		25,156

FLORIDA 0.0%

JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	1,205	1,202

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MASSACHUSETTS 0.1%

Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.380% due 01/01/2017	$5,000	$5,036

NEW JERSEY 0.5%

New Jersey Economic Development Authority Revenue Notes, Series 2013
0.857% due 03/01/2015	10,500	10,503

New Jersey Transit Corp. Revenue Notes, Series 2014
0.800% due 09/15/2015	6,210	6,212

		16,715

NEW YORK 0.0%

New York State Dormitory Authority Revenue Notes, Series 2010
3.125% due 12/01/2015	100	102

OREGON 0.1%

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
3.000% due 11/01/2016	3,500	3,529

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2013
0.745% due 06/01/2015	1,195	1,196

TEXAS 0.2%

Harris County, Texas General Obligation Notes, Series 2012
2.250% due 10/01/2015	400	406

Texas State General Obligation Notes, Series 2013
0.556% due 06/01/2018	3,300	3,303

Texas State General Obligation Notes, Series 2014
0.556% due 06/01/2019	2,000	2,009

		5,718

VIRGINIA 0.0%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	200	200

Total Municipal Bonds & Notes (Cost $59,829)		59,950

U.S. GOVERNMENT AGENCIES 5.7%

Fannie Mae
0.420% due 05/25/2037	271	271
0.507% due 01/25/2017	2,520	2,523
0.520% due 11/25/2036	774	777
0.562% due 04/18/2028 - 09/18/2031	2,086	2,107
0.570% due 06/25/2026 - 12/25/2043	29,863	30,028
0.590% due 03/25/2037	1,119	1,126
0.595% due 08/25/2015	4,670	4,670
0.620% due 05/25/2017 - 06/25/2042	2,659	2,680
0.662% due 05/18/2032	493	498
0.670% due 06/25/2031 - 12/25/2040	1,046	1,057
0.712% due 03/18/2032	328	333
0.720% due 09/25/2041	7,571	7,646
0.750% due 06/25/2041 - 07/25/2041	26,116	26,447

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.850% due 12/25/2037 - 02/25/2041	$3,321	$3,367
0.856% due 01/01/2021	3,276	3,316
0.870% due 05/25/2037	391	394
0.920% due 03/25/2037 - 02/25/2040	926	934
1.020% due 07/25/2038	499	511

FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	804	802

Federal Farm Credit Bank
0.300% due 01/19/2016 (b)	18,750	18,753

Federal Home Loan Bank
0.230% due 12/18/2015	19,000	18,975
0.230% due 01/08/2016 (b)	20,000	19,971
0.300% due 01/04/2016 (b)	10,260	10,261
0.340% due 01/25/2016	1,000	1,000
0.340% due 01/25/2016 (b)	20,050	20,056

Freddie Mac
0.401% due 05/15/2036	163	163
0.481% due 02/15/2037	3,061	3,069
0.581% due 04/15/2041	983	989
0.661% due 07/15/2039	498	502

Freddie Mac Strips
0.411% due 11/15/2036	18	18

Ginnie Mae
0.465% due 09/20/2033	35	35
0.706% due 04/20/2062	6,674	6,676
0.856% due 02/20/2062	8,990	9,048
1.206% due 02/20/2062	6,588	6,723
6.000% due 12/15/2033	45	53
6.500% due 11/15/2033 - 09/15/2034	44	50
7.000% due 01/15/2024 - 07/15/2032	275	293
7.500% due 07/15/2024 - 06/15/2028	228	247
10.000% due 02/15/2016 - 04/15/2025	33	33
11.000% due 08/15/2015 - 09/20/2019	3	1

NCUA Guaranteed Notes
0.512% due 12/07/2020	1,538	1,540
0.527% due 11/06/2017	4,519	4,531
0.537% due 03/06/2020	2,236	2,242
0.717% due 12/08/2020	3,422	3,456
1.600% due 10/29/2020	1,541	1,545

Total U.S. Government Agencies (Cost $219,129)		219,717

MORTGAGE-BACKED SECURITIES 4.8%

American Home Mortgage Investment Trust
0.460% due 02/25/2045	202	201

BAMLL Commercial Mortgage Securities Trust
1.514% due 12/15/2029	12,000	12,014
1.562% due 12/15/2031	10,000	10,005

Banc of America Commercial Mortgage Trust
5.728% due 05/10/2045	1,300	1,354

Banc of America Merrill Lynch Commercial Mortgage, Inc.
4.668% due 07/10/2043	2,000	2,016

Banc of America Mortgage Trust
2.646% due 03/25/2034	438	442

BCAP LLC Trust
2.362% due 05/26/2036	242	242

Bear Stearns Adjustable Rate Mortgage Trust
2.475% due 08/25/2033	2,262	2,269

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	69

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

BNPP Mortgage Securities LLC Trust
6.000% due 08/27/2037	$393	$410

Carefree Portfolio Trust - CARE
1.485% due 11/15/2019	18,000	17,953

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.226% due 07/15/2044	1,872	1,903
5.289% due 12/11/2049	9,554	10,068
5.300% due 01/15/2046	3,965	4,097

Commercial Mortgage Trust
2.365% due 02/10/2029	11,100	11,324

Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	4,847	5,149
5.669% due 03/15/2039	5,109	5,324

DBRR Trust
0.853% due 02/25/2045	4,654	4,652

JPMorgan Chase Commercial Mortgage Securities Trust
1.141% due 07/15/2031	12,000	12,037
4.928% due 09/12/2037	343	343
5.506% due 12/12/2044	1,336	1,348
5.681% due 02/12/2049	2,339	2,440
5.787% due 06/15/2049	1,717	1,799
5.814% due 06/12/2043	2,531	2,655

LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	6,802	6,814

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.861% due 11/15/2031	2,359	2,297

Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	675	704

Morgan Stanley Capital Trust
1.085% due 03/15/2045	980	984
3.884% due 09/15/2047	20,523	20,938
4.989% due 08/13/2042	1,122	1,125
5.412% due 03/12/2044	4,729	4,850
5.439% due 02/12/2044	69	69
5.610% due 04/15/2049	79	79

Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045	1,901	2,040

RBSSP Resecuritization Trust
0.670% due 10/26/2036	597	586
2.195% due 12/26/2036	2,624	2,640
2.707% due 05/26/2037	2,222	2,235

Selkirk Ltd.
1.183% due 02/20/2041	3,898	3,897
1.860% due 12/20/2041	14,508	14,650

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	2,177	2,190

Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020	89	89

WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045	7,415	7,601

Wells Fargo-RBS Commercial Mortgage Trust
1.456% due 11/15/2044	615	618
1.607% due 06/15/2044	672	674

Total Mortgage-Backed Securities (Cost $187,292)		185,125

ASSET-BACKED SECURITIES 7.1%

Aimco CLO
0.482% due 08/20/2020	1,730	1,722

Ally Auto Receivables Trust
0.740% due 04/15/2016	751	752

ALM Ltd.
1.463% due 02/13/2023	22,500	22,499

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

AmeriCredit Automobile Receivables
0.477% due 04/09/2018	$13,500	$13,499

Apidos CDO Ltd.
0.500% due 06/12/2020	911	910

Apidos Quattro CDO
0.481% due 01/20/2019	924	921

Ares CLO Ltd.
0.863% due 11/25/2020	7,778	7,747

Atrium CDO Corp.
1.332% due 11/16/2022	7,000	7,009

California Republic Auto Receivables Trust
0.540% due 03/15/2017	6,453	6,450

Carlyle Veyron CLO Ltd.
0.481% due 07/15/2018	1,129	1,130

Cavalry CLO Ltd.
1.528% due 01/16/2024	7,200	7,200

Citibank Credit Card Issuance Trust
0.358% due 05/09/2018	12,500	12,504
0.397% due 02/07/2018	12,000	12,001

COA Summit CLO Ltd.
1.581% due 04/20/2023	3,000	2,999

ColumbusNova CLO Ltd.
0.491% due 07/18/2018	533	531

Cornerstone CLO Ltd.
0.451% due 07/15/2021	3,368	3,343

Dell Equipment Finance Trust
0.640% due 07/22/2016	6,000	6,000

Drug Royalty LP
3.082% due 07/15/2023	3,137	3,158

Dryden Leveraged Loan CDO
0.471% due 10/20/2020	1,832	1,821

Dryden Senior Loan Fund
1.401% due 01/15/2022	7,500	7,487

Duane Street CLO Ltd.
0.480% due 01/11/2021	695	690

Educational Services of America, Inc.
0.900% due 04/25/2039	3,323	3,335

Exeter Automobile Receivables Trust
1.060% due 08/15/2018	15,363	15,342

Flagship CLO
0.477% due 09/20/2019	286	285

Ford Credit Auto Lease Trust
0.341% due 10/15/2016	13,054	13,052

Fore CLO Ltd.
0.476% due 07/20/2019	1,115	1,111

Four Corners CLO Ltd.
0.525% due 01/26/2020	962	958

Franklin CLO Ltd.
0.501% due 06/15/2018	1,269	1,262

Fraser Sullivan CLO Ltd.
0.501% due 03/15/2020	40	40

Golden Knight CDO Ltd.
0.471% due 04/15/2019	1,474	1,467

Goldentree Loan Opportunities Ltd.
0.926% due 10/18/2021	829	828

Gracechurch Card Funding PLC
0.861% due 02/15/2017	14,400	14,415

Hyundai Capital Auto Funding Ltd.
1.162% due 09/20/2016	74	74

ING Investment Management CLO Ltd.
0.449% due 12/13/2020	455	455
0.479% due 12/13/2020	1,662	1,649

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Inwood Park CDO Ltd.
0.456% due 01/20/2021	$2,238	$2,230

Jersey Street CLO Ltd.
0.481% due 10/20/2018	372	372

Landmark CDO Ltd.
0.471% due 10/19/2020	2,613	2,603

LCM LP
1.491% due 04/15/2022	20,000	19,951

MT Wilson CLO Ltd.
0.460% due 07/11/2020	476	476

Northstar Education Finance, Inc.
0.373% due 01/30/2017	3,479	3,456
0.870% due 12/26/2031	3,670	3,690

Ocean Trails CLO
0.480% due 10/12/2020	2,058	2,044

Octagon Investment Partners Ltd.
1.502% due 05/05/2023	14,000	13,952

Panhandle-Plains Higher Education Authority, Inc.
0.755% due 07/01/2021	2,862	2,869
1.385% due 10/01/2035	1,548	1,575

Race Point CLO Ltd.
0.491% due 04/15/2020	2,761	2,756

SLM Private Education Loan Trust
0.911% due 10/16/2023	1,948	1,954

SLM Student Loan Trust
0.234% due 07/25/2017	294	294
0.384% due 01/25/2021	13	13
0.415% due 05/25/2018	8,969	8,970
0.434% due 01/25/2016	29	29
0.441% due 03/15/2019	736	735
0.584% due 10/25/2016	1,531	1,531
0.634% due 04/25/2023	9,355	9,360
0.734% due 10/25/2017	1,026	1,028
0.784% due 10/25/2017	817	818
0.870% due 01/25/2029	6,928	6,961
1.734% due 04/25/2023	1,109	1,140

Structured Asset Investment Loan Trust
1.170% due 11/25/2033	1,804	1,741

Symphony CLO LP
1.335% due 01/09/2023	7,200	7,165

WG Horizons CLO
0.496% due 05/24/2019	456	453

Total Asset-Backed Securities (Cost $272,216)		272,812

SOVEREIGN ISSUES 6.6%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	6,800	6,840

Export-Import Bank of Korea
0.934% due 11/26/2016	7,000	7,040
0.980% due 01/14/2017	17,250	17,307
1.093% due 09/17/2016	24,600	24,729
1.250% due 11/20/2015	17,550	17,591
3.750% due 10/20/2016	2,500	2,612
4.125% due 09/09/2015	1,500	1,534
5.875% due 01/14/2015	27,600	27,633

Japan Bank for International Cooperation
0.593% due 11/13/2018	21,800	21,829
2.250% due 07/13/2016	68,580	70,144
2.500% due 05/18/2016	20,000	20,503
5.250% due 03/23/2016	15,800	16,691

Japan Finance Organization for Municipalities
0.883% due 05/22/2017	13,000	13,057

70	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Korea Housing Finance Corp.
4.125% due 12/15/2015	$7,400	$7,606

Total Sovereign Issues (Cost $255,426)		255,116

SHORT-TERM INSTRUMENTS 9.0%

CERTIFICATES OF DEPOSIT 3.3%

Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015	20,000	19,981

Banco do Brasil S.A.
1.225% due 06/29/2015	2,700	2,701

Credit Suisse
0.608% due 01/28/2016	28,700	28,721

Intesa Sanpaolo SpA
1.610% due 04/11/2016	2,750	2,756
1.650% due 04/07/2015	47,500	47,596

Itau Unibanco Holding S.A.
1.156% due 06/04/2015	18,000	18,000
1.516% due 05/31/2016	7,300	7,295

Kookmin Bank
0.789% due 05/04/2015	2,000	2,003

		129,053

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
COMMERCIAL PAPER 5.4%

ConAgra Foods, Inc.
1.014% due 01/05/2015	$6,000	$6,000

ENI Coordination Center S.A.
0.509% due 03/20/2015	6,500	6,496

Eni Finance USA, Inc.
0.581% due 05/15/2015	31,400	31,361

Entergy Corp.
0.925% due 01/06/2015	6,900	6,899
0.925% due 01/12/2015	10,000	9,997
0.936% due 01/21/2015	1,200	1,199

Ford Motor Credit Co.
0.693% due 04/20/2015	19,300	19,268
0.734% due 03/02/2015	14,100	14,083
0.775% due 01/05/2015	9,600	9,599

Hitachi Capital America Corp.
1.014% due 01/05/2015	1,000	1,000

NiSource Finance Corp.
0.690% due 01/05/2015	6,000	6,000
0.904% due 01/21/2015	6,000	5,997
0.904% due 01/23/2015	25,000	24,987

Tesco Treasury Services PLC
1.009% due 08/18/2015	4,100	4,028
1.024% due 08/17/2015	33,000	32,422

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Williams Partners LP
1.319% due 01/05/2015	$30,000	$29,997

		209,333

REPURCHASE AGREEMENTS (a) 0.0%
		1,905

SHORT-TERM NOTES 0.3%

Volvo Treasury AB
0.622% due 06/23/2015	11,000	10,997

Total Short-Term Instruments (Cost $351,576)		351,288

Total Investments in Securities (Cost $3,799,569)		3,795,489

Total Investments 98.4% (Cost $3,799,569)		$3,795,489

Other Assets and Liabilities, net 1.6%		61,819

Net Assets 100.0%		$3,857,308

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,905	Fannie Mae 2.200% due 10/17/2022	$(1,945)	$1,905	$1,905
Total Repurchase Agreements						$(1,945)	$1,905	$1,905

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.400%	12/31/2014	01/07/2015	$(6,008)	$(6,004)
	0.500%	12/29/2014	01/05/2015	(16,282)	(16,283)
	0.550%	12/26/2014	01/02/2015	(34,392)	(34,396)
Total Sale-Buyback Transactions					$(56,683)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $33,005 at a weighted average interest rate of 0.216%.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop on sale-buyback transactions.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(b)	Securities with an aggregate market value of $56,628 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,905	$0	$0	$0	$1,905	$(1,945)	$(40)

Master Securities Forward Transaction Agreement
BCY	0	0	(56,683)	0	(56,683)	56,628	(55)
Total Borrowings and Other Financing Transactions	$1,905	$0	$(56,683)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,127,850	$0	$1,127,850
Industrials	0	938,535	1,031	939,566
Utilities	0	384,065	0	384,065
Municipal Bonds & Notes
Arkansas	0	1,096	0	1,096
California	0	25,156	0	25,156
Florida	0	1,202	0	1,202
Massachusetts	0	5,036	0	5,036
New Jersey	0	16,715	0	16,715
New York	0	102	0	102
Oregon	0	3,529	0	3,529
Pennsylvania	0	1,196	0	1,196
Texas	0	5,718	0	5,718
Virginia	0	200	0	200
U.S. Government Agencies	0	218,177	1,540	219,717
Mortgage-Backed Securities	0	180,473	4,652	185,125
Asset-Backed Securities	0	272,738	74	272,812
Sovereign Issues	0	255,116	0	255,116
Short-Term Instruments
Certificates of Deposit	0	129,053	0	129,053
Commercial Paper	0	209,333	0	209,333
Repurchase Agreements	0	1,905	0	1,905
Short-Term Notes	0	10,997	0	10,997
Total Investments	$0	$3,788,192	$7,297	$3,795,489

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

72	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

(Unaudited)

December 31, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.9%

BRAZIL 5.8%

SOVEREIGN ISSUES 5.8%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	400	$146
0.000% due 01/01/2017		2,600	767

Total Brazil (Cost $1,030)			913

DENMARK 18.5%

CORPORATE BONDS & NOTES 18.5%

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2015	EUR	1,200	1,461

Nykredit Realkredit A/S
2.000% due 01/01/2016	DKK	4,400	728

Realkredit Danmark A/S
2.000% due 01/01/2016		4,400	726

Total Denmark (Cost $3,004)			2,915

JAPAN 6.9%

SOVEREIGN ISSUES 6.9%

Japan Government International Bond
0.300% due 09/20/2015	JPY	130,000	1,088

Total Japan (Cost $1,192)			1,088

MEXICO 5.2%

SOVEREIGN ISSUES 5.2%

Mexico Government International Bond
6.000% due 06/18/2015	MXN	12,034	828

Total Mexico (Cost $953)			828

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW ZEALAND 3.4%

SOVEREIGN ISSUES 3.4%

New Zealand Government Bond
6.000% due 12/15/2017	NZD	650	$542

Total New Zealand (Cost $536)			542

POLAND 12.4%

SOVEREIGN ISSUES 12.4%

Poland Government International Bond
3.250% due 07/25/2019	PLN	3,000	888
5.500% due 04/25/2015		3,750	1,072

Total Poland (Cost $2,060)			1,960

SLOVENIA 3.1%

SOVEREIGN ISSUES 3.1%

Slovenia Government International Bond
2.750% due 03/17/2015	EUR	400	487

Total Slovenia (Cost $498)			487

SUPRANATIONAL 2.0%

CORPORATE BONDS & NOTES 2.0%

European Investment Bank
3.750% due 05/15/2015	NOK	2,300	311

Total Supranational (Cost $314)			311

UNITED KINGDOM 4.9%

SOVEREIGN ISSUES 4.9%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	500	780

Total United Kingdom (Cost $785)			780

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 36.7%

REPURCHASE AGREEMENTS (a) 1.1%
			$170

SHORT-TERM NOTES 3.2%

Federal Home Loan Bank
0.041% due 01/28/2015		$200	200
0.051% due 02/12/2015		300	300

			500

FRANCE TREASURY BILLS 2.3%
(0.009%) due 04/30/2015	EUR	300	363

ITALY TREASURY BILLS 8.4%
0.228% due 03/31/2015		1,100	1,331

MALAYSIA TREASURY BILLS 9.5%
3.237% due 01/22/2015	MYR	5,250	1,499

MEXICO TREASURY BILLS 3.8%
3.087% due 05/28/2015	MXN	9,000	603

SPAIN TREASURY BILLS 8.4%
0.162% due 03/13/2015	EUR	1,100	1,331

Total Short-Term Instruments (Cost $6,029)			5,797

Total Investments in Securities (Cost $16,401)			15,621

Total Investments 98.9% (Cost $16,401)			$15,621

Financial Derivative Instruments (b) 1.9% (Cost or Premiums, net $0)			298

Other Assets and Liabilities, net (0.8%)			(127)

Net Assets 100.0%			$15,792

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$170	Fannie Mae 2.200% due 10/17/2022	$(175)	$170	$170
Total Repurchase Agreements						$(175)	$170	$170

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	73

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$170	$0	$0	$0	$170	$(175)	$(5)
Total Borrowings and Other Financing Transactions	$170	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2015	JPY	374,364	$	3,174	$49	$0
	01/2015	PLN	1,362		402	18	0
	01/2015	$	563	EUR	450	0	(19)
	02/2015	JPY	5,600	$	47	1	0
	02/2015	MXN	2,657		195	15	0
	02/2015	MYR	3		1	0	0
	02/2015	$	765	CAD	887	0	(3)
	03/2015	MXN	9,150	$	636	19	0
BPS	01/2015	BRL	151		58	1	0
	01/2015	EUR	1,613		2,032	80	0
	01/2015	$	57	BRL	151	0	0
	01/2015		8,522	EUR	6,910	0	(159)
	01/2015		386	NZD	491	0	(3)
	02/2015	CNY	99	$	16	0	0
	02/2015	EUR	3,358		4,094	29	0
	03/2015	MXN	3,454		239	6	0
	05/2015		8,877		604	8	0
BRC	01/2015	PLN	99		29	1	0
	01/2015	$	635	PLN	2,136	0	(32)
	02/2015	INR	55,047	$	883	20	0
	02/2015	$	611	MXN	8,335	0	(47)
	04/2015	BRL	2,100	$	825	54	0
CBK	01/2015	EUR	3,358		4,194	130	0
	01/2015	$	4,097	EUR	3,358	0	(34)
	01/2015		3,094	INR	193,237	0	(44)
	01/2015	ZAR	9,072	$	779	0	(2)
	02/2015	EUR	3,358		4,099	34	0
	02/2015	GBP	1,309		2,055	15	0
	02/2015	HKD	1,210		156	0	0
	02/2015	MYR	2,690		795	30	0
	02/2015	$	207	CNY	1,277	0	0
	02/2015		620	INR	38,849	0	(11)
	03/2015	MXN	2,285	$	159	5	0
DUB	01/2015	BRL	151		57	0	0
	01/2015	MYR	6,024		1,827	107	0

74	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2015	$	59	BRL	151	$0	$(2)
	01/2015		1,726	IDR	21,408,342	0	(8)
	07/2015	BRL	151	$	56	2	0
FBF	01/2015	IDR	12,088,080		970	0	0
GLM	01/2015	AUD	451		385	17	0
	01/2015	EUR	3,658		4,562	135	0
	01/2015	IDR	6,178,480		476	0	(20)
	01/2015	PLN	2,161		626	16	0
	01/2015	$	1,568	EUR	1,250	0	(55)
	01/2015		261	NZD	334	0	0
	02/2015	INR	40,430	$	635	1	0
	02/2015	$	156	CAD	181	0	(1)
	02/2015		48	CHF	46	0	(1)
HUS	01/2015		387	AUD	453	0	(18)
	02/2015	CAD	470	$	414	10	0
	03/2015	MXN	1,985		137	3	0
JPM	01/2015	TRY	1,797		768	3	0
	01/2015	$	779	TRY	1,788	0	(18)
	01/2015		807	ZAR	8,937	0	(37)
	02/2015	CNY	5,378	$	872	0	(2)
	02/2015	HKD	6,266		808	0	0
	02/2015	JPY	374,364		3,110	0	(16)
	02/2015	MXN	2,268		160	7	0
	02/2015	MYR	773		230	11	0
	02/2015	$	626	CAD	727	0	(1)
	02/2015		1,817	CNY	11,198	1	0
	02/2015		4,979	HKD	38,606	0	(1)
	02/2015		1,163	MXN	17,090	0	(6)
	02/2015		257	MYR	906	0	0
	02/2015		476	NOK	3,511	0	(6)
	04/2015		630	BRL	1,700	0	(6)
MSB	02/2015	CHF	777	$	807	25	0
	02/2015	DKK	9,135		1,511	26	0
	02/2015	GBP	507		793	4	0
	02/2015	HKD	13,767		1,776	0	0
	02/2015	JPY	135,917		1,166	31	0
	02/2015	MXN	2,268		160	7	0
	02/2015	$	408	CAD	466	0	(7)
	02/2015		2,829	GBP	1,802	0	(22)
	02/2015		801	HKD	6,210	0	0
	02/2015		758	JPY	90,200	0	(5)
SCX	02/2015	MXN	2,268	$	160	7	0
	02/2015	MYR	2,719		813	40	0
SOG	01/2015	EUR	162		200	4	0
	01/2015	NZD	825		641	0	(3)
	01/2015	$	406	PLN	1,363	0	(21)
	02/2015		14	INR	880	0	0
	02/2015		639	NZD	825	3	0
	03/2015	MXN	2,260	$	159	7	0
UAG	01/2015	EUR	581		726	23	0
	01/2015	$	709	EUR	581	0	(6)
	01/2015		248	IDR	3,068,394	0	(2)
	01/2015		1,841	MYR	6,024	0	(122)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	75

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2015	CHF	781	$	816	$30	$0
	02/2015	EUR	581		709	6	0
	02/2015	$	181	BRL	476	0	(3)
	02/2015		1,871	CNY	11,557	5	0
	02/2015		204	INR	12,732	0	(5)
Total Forward Foreign Currency Contracts						$1,046	$(748)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$102	$0	$0	$102	$(22)	$0	$0	$(22)	$80	$0	$80
BPS	124	0	0	124	(162)	0	0	(162)	(38)	0	(38)
BRC	75	0	0	75	(79)	0	0	(79)	(4)	0	(4)
CBK	214	0	0	214	(91)	0	0	(91)	123	0	123
DUB	109	0	0	109	(10)	0	0	(10)	99	(270)	(171)
GLM	169	0	0	169	(77)	0	0	(77)	92	0	92
HUS	13	0	0	13	(18)	0	0	(18)	(5)	0	(5)
JPM	22	0	0	22	(93)	0	0	(93)	(71)	0	(71)
MSB	93	0	0	93	(34)	0	0	(34)	59	0	59
SCX	47	0	0	47	0	0	0	0	47	0	47
SOG	14	0	0	14	(24)	0	0	(24)	(10)	0	(10)
UAG	64	0	0	64	(138)	0	0	(138)	(74)	0	(74)
Total Over the Counter	$1,046	$0	$0	$1,046	$(748)	$0	$0	$(748)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,046	$0	$1,046

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$748	$0	$748

76	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$114	$0	$114

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$182	$0	$182

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$913	$0	$913
Denmark
Corporate Bonds & Notes	0	2,915	0	2,915
Japan
Sovereign Issues	0	1,088	0	1,088
Mexico
Sovereign Issues	0	828	0	828
New Zealand
Sovereign Issues	0	542	0	542
Poland
Sovereign Issues	0	1,960	0	1,960
Slovenia
Sovereign Issues	0	487	0	487
Supranational
Corporate Bonds & Notes	0	311	0	311
United Kingdom
Sovereign Issues	0	780	0	780
Short-Term Instruments
Repurchase Agreements	0	170	0	170
Short-Term Notes	0	500	0	500
France Treasury Bills	0	363	0	363
Italy Treasury Bills	0	1,331	0	1,331
Malaysia Treasury Bills	0	1,499	0	1,499
Mexico Treasury Bills	0	603	0	603
Spain Treasury Bills	0	1,331	0	1,331
Total Investments	$0	$15,621	$0	$15,621

Financial Derivative Instruments - Assets
Over the counter	$0	$1,046	$0	$1,046

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(748)	$0	$(748)
Totals	$0	$15,919	$0	$15,919

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	77

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 138.0%

AUSTRALIA 3.1%

SOVEREIGN ISSUES 3.1%

Australia Government Bond
1.250% due 02/21/2022	AUD	533	$459
5.250% due 03/15/2019		1,900	1,741

New South Wales Treasury Corp.
2.750% due 11/20/2025		1,463	1,424

Total Australia (Cost $4,006)			3,624

BRAZIL 15.9%

SOVEREIGN ISSUES 15.9%

Brazil Notas do Tesouro Nacional
6.000% due 08/15/2020	BRL	4,965	1,859
6.000% due 08/15/2022		31,045	11,633
6.000% due 08/15/2030		1,140	423
6.000% due 05/15/2035		5,211	1,929
6.000% due 05/15/2045		3,056	1,127
6.000% due 08/15/2050		3,257	1,200
10.000% due 01/01/2025		1,400	461

Total Brazil (Cost $24,800)			18,632

CANADA 1.2%

SOVEREIGN ISSUES 1.2%

Canada Government International Bond
1.250% due 12/01/2047 (b)	CAD	102	104
1.500% due 12/01/2044 (b)		1,198	1,271

Total Canada (Cost $1,640)			1,375

CHILE 2.5%

SOVEREIGN ISSUES 2.5%

Bonos del Banco Central de Chile en UF Inflation Linked Bond
3.000% due 02/01/2021	CLP	861,949	1,557
3.000% due 03/01/2022		738,813	1,349

Total Chile (Cost $3,425)			2,906

COLOMBIA 3.5%

SOVEREIGN ISSUES 3.5%

Colombian TES
3.000% due 03/25/2033 (b)	COP	6,021,147	2,215
3.500% due 03/10/2021 (b)		2,150,333	938
4.250% due 05/17/2017 (b)		2,150,333	965

Total Colombia (Cost $4,958)			4,118

DENMARK 4.0%

SOVEREIGN ISSUES 4.0%

Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	27,927	4,666

Total Denmark (Cost $5,054)			4,666

FRANCE 6.5%

SOVEREIGN ISSUES 6.5%

France Government Bond
0.100% due 07/25/2021 (b)	EUR	202	252
0.250% due 07/25/2018 (b)		5,725	7,056

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.700% due 07/25/2030 (b)	EUR	201	$263

Total France (Cost $8,025)			7,571

GERMANY 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Germany
0.100% due 04/15/2023 (b)	EUR	83	105
0.750% due 04/15/2018 (b)		170	211

Total Germany (Cost $335)			316

INDIA 1.1%

CORPORATE BONDS & NOTES 1.1%

Export-Import Bank of India
2.407% due 03/30/2016		$1,300	1,313

Total India (Cost $1,306)			1,313

ITALY 15.1%

SOVEREIGN ISSUES 15.1%

Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	3,035	3,814
2.100% due 09/15/2021 (b)		5,639	7,383
2.250% due 04/22/2017 (b)		2,495	3,120
2.350% due 09/15/2024 (b)		1,609	2,167
2.550% due 10/22/2016 (b)		698	874
5.000% due 09/01/2040		200	320

Total Italy (Cost $18,370)			17,678

MEXICO 6.7%

SOVEREIGN ISSUES 6.7%

Mexico Government International Bond
2.000% due 06/09/2022 (b)	MXN	24,250	1,619
4.000% due 11/15/2040 (b)		54,724	4,181
4.000% due 11/08/2046 (b)		17,608	1,369
4.500% due 11/22/2035 (b)		7,275	593
4.750% due 06/14/2018		2,005	136

Total Mexico (Cost $8,916)			7,898

NEW ZEALAND 3.0%

SOVEREIGN ISSUES 3.0%

New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,680	2,089
4.500% due 02/15/2016		1,059	846
5.500% due 04/15/2023		600	529

Total New Zealand (Cost $3,651)			3,464

POLAND 1.3%

SOVEREIGN ISSUES 1.3%

Poland Government International Bond
2.750% due 08/25/2023	PLN	4,970	1,569

Total Poland (Cost $1,719)			1,569

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
4.700% due 11/01/2016	EUR	200	259

Total Slovenia (Cost $269)			259

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH AFRICA 3.5%

SOVEREIGN ISSUES 3.5%

South Africa Government International Bond
7.250% due 01/15/2020	ZAR	48,500	$4,151

Total South Africa (Cost $5,699)			4,151

SPAIN 0.8%

SOVEREIGN ISSUES 0.8%

Spain Government International Bond
5.400% due 01/31/2023	EUR	600	950

Total Spain (Cost $990)			950

SWEDEN 0.4%

SOVEREIGN ISSUES 0.4%

Sweden Government International Bond
0.250% due 06/01/2022	SEK	3,601	479

Total Sweden (Cost $540)			479

UNITED KINGDOM 5.7%

SOVEREIGN ISSUES 5.7%

United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	957	1,642
0.125% due 03/22/2044 (b)		957	1,876
0.750% due 03/22/2034 (b)		111	227
1.125% due 11/22/2037 (b)		255	582
1.250% due 11/22/2027 (b)		1,195	2,397

Total United Kingdom (Cost $6,422)			6,724

UNITED STATES 55.8%

U.S. GOVERNMENT AGENCIES 1.1%

Fannie Mae
2.625% due 09/06/2024		$1,300	1,318

U.S. TREASURY OBLIGATIONS 54.7%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		1,506	1,502
0.125% due 04/15/2018 (d)		6,051	6,032
0.125% due 04/15/2019 (d)(g)		20,721	20,521
0.125% due 01/15/2022		1,626	1,585
0.125% due 01/15/2023		1,852	1,795
0.125% due 07/15/2024 (g)		200	193
0.375% due 07/15/2023		1,836	1,820
0.625% due 07/15/2021 (d)		13,475	13,674
1.125% due 01/15/2021		1,302	1,356
1.250% due 07/15/2020		1,198	1,259
1.375% due 01/15/2020		1,318	1,385
1.375% due 02/15/2044 (g)		535	608
1.875% due 07/15/2015		1,343	1,347
1.875% due 07/15/2019 (d)		3,997	4,296
2.375% due 01/15/2025 (d)(g)		3,522	4,145
2.375% due 01/15/2027 (d)		2,227	2,672

			64,190

Total United States (Cost $67,117)			65,508

SHORT-TERM INSTRUMENTS 7.4%

REPURCHASE AGREEMENTS (c) 1.4%
			1,664

78	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MEXICO TREASURY BILLS 6.0%
2.982% due 02/12/2015 - 05/14/2015 (a)	MXN	103,500	$6,980

Total Short-Term Instruments (Cost $8,723)			8,644

Total Investments in Securities (Cost $175,965)			161,845

Total Investments 138.0% (Cost $175,965)			$161,845

Financial Derivative Instruments (e)(f) (0.2%) (Cost or Premiums, net $(56))			(211)

Other Assets and Liabilities, net (37.8%)			(44,364)

Net Assets 100.0%			$117,270

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.000%	12/31/2014	01/02/2015	$1,100	Freddie Mac 3.500% due 09/01/2044	$(1,140)	$1,100	$1,100
SSB	0.000%	12/31/2014	01/02/2015	564	Fannie Mae 2.200% due 10/17/2022	(577)	564	564
Total Repurchase Agreements						$(1,717)	$1,664	$1,664

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.000%	12/22/2014	01/07/2015	$(5,779)	$(5,779)
BSN	0.000%	11/14/2014	01/14/2015	(1,770)	(1,771)
	0.000%	12/02/2014	01/13/2015	(453)	(453)
Total Reverse Repurchase Agreements					$(8,003)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.353%	12/24/2014	01/26/2015	$(2,717)	$(2,685)
FOB	0.270%	12/17/2014	01/08/2015	(2,016)	(2,014)
GSC	0.380%	12/19/2014	01/30/2015	(5,746)	(5,723)
	0.383%	12/18/2014	01/29/2015	(1,329)	(1,315)
	0.450%	12/18/2014	01/09/2015	(3,113)	(3,111)
	0.450%	12/19/2014	01/07/2015	(5,470)	(5,468)
MSC	0.220%	11/24/2014	01/06/2015	(4,570)	(4,570)
	0.380%	12/12/2014	01/15/2015	(7,580)	(7,570)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	79

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
TDM	0.230%	11/20/2014	01/20/2015	$(1,145)	$(1,143)
	0.310%	12/04/2014	01/06/2015	(2,647)	(2,646)
	0.333%	12/16/2014	01/27/2015	(1,200)	(1,186)
Total Sale-Buyback Transactions					$(37,431)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $14,178 at a weighted average interest rate of 0.203%.
(3)	Payable for sale-buyback transactions includes $(63) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(d)	Securities with an aggregate market value of $45,115 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(5,779)	$0	$0	$(5,779)	$5,749	$(30)
BPG	1,100	0	0	0	1,100	(1,140)	(40)
BSN	0	(2,224)	0	0	(2,224)	2,186	(38)
SSB	564	0	0	0	564	(577)	(13)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,685)	0	(2,685)	2,672	(13)
FOB	0	0	(2,014)	0	(2,014)	2,002	(12)
GSC	0	0	(15,617)	0	(15,617)	15,600	(17)
MSC	0	0	(12,140)	0	(12,140)	11,994	(146)
TDM	0	0	(4,975)	0	(4,975)	4,912	(63)
Total Borrowings and Other Financing Transactions	$1,664	$(8,003)	$(37,431)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	41	$8	$0	$(1)
90-Day Eurodollar December Futures	Short	12/2016	9	(1)	0	0
90-Day Eurodollar June Futures	Short	06/2016	50	9	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	50	9	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	50	7	0	(2)
U.S. Treasury 10-Year Note March Futures	Short	03/2015	29	(15)	0	(6)
U.S. Treasury 30-Year Bond March Futures	Short	03/2015	38	(129)	0	(11)
Total Futures Contracts				$(112)	$0	$(22)

80	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month GBP-LIBOR	2.088%	12/04/2024	GBP	500	$(18)	$(18)	$0	$(4)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		2,000	(253)	(62)	0	(15)
Pay	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	640,000	272	41	4	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	3,000	(1)	(3)	1	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,700	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		3,100	0	1	1	0
						$(2)	$(42)	$6	$(19)
Total Swap Agreements						$(2)	$(42)	$6	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $323 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$(22)	$(19)	$(41)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2015	AUD	721	$	614	$26	$0
	01/2015	JPY	816,794		6,811	0	(8)
	02/2015	EUR	745		928	27	0
	02/2015	KRW	239,926		220	1	0
	02/2015	$	6,812	JPY	816,794	8	0
	02/2015		745	SEK	5,511	0	(38)
BPS	01/2015	BRL	8,024	$	3,059	57	(16)
	01/2015	$	3,021	BRL	8,024	0	(2)
	01/2015		1,862	ILS	7,217	0	(11)
	02/2015	MXN	80,160	$	5,477	57	0
	06/2015	COP	4,856,025		2,110	88	0
BRC	02/2015	MXN	2,951		216	17	0
	02/2015	$	658	BRL	1,703	0	(23)
	02/2015		203	KRW	218,186	0	(4)
	02/2015		193	MXN	2,633	0	(15)
CBK	02/2015	EUR	6,487	$	8,012	159	0
	02/2015	MXN	3,740		277	24	0
	05/2015		22,738		1,541	12	0
DUB	01/2015	BRL	7,935		2,976	2	(11)
	01/2015	$	3,084	BRL	7,935	0	(99)
	01/2015		5,755	TRY	13,154	0	(157)
	02/2015	MXN	653	$	45	1	0
	07/2015	BRL	7,935		2,925	86	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	81

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	01/2015	BRL	4,136	$	1,715	$159	$0
	01/2015	$	1,598	BRL	4,136	0	(42)
	01/2015		8,006	JPY	947,394	0	(97)
	07/2015	BRL	4,136	$	1,515	36	0
GLM	01/2015	JPY	130,600		1,106	16	0
	02/2015	EUR	511		633	14	0
	02/2015	GBP	35		55	0	0
	02/2015	$	1,383	EUR	1,109	0	(41)
HUS	01/2015	CLP	703,071	$	1,207	50	0
	01/2015	NZD	4,194		3,272	1	0
	01/2015	ZAR	17,612		1,558	42	0
	02/2015	$	2,031	BRL	5,221	0	(82)
JPM	02/2015	MXN	1,722	$	125	8	0
	02/2015	$	1,593	INR	100,804	0	(14)
	02/2015	$	5,053	KRW	5,354,129	$0	$(171)
	02/2015		126	MXN	1,863	0	0
MSB	01/2015	BRL	3,338	$	1,257	1	0
	01/2015	$	1,256	BRL	3,338	0	(1)
	02/2015	BRL	3,338	$	1,246	0	0
	02/2015	GBP	744		1,162	3	0
	03/2015	$	2,448	CAD	2,803	0	(39)
RBC	02/2015	MXN	13,581	$	960	42	0
	02/2015	$	1,640	MXN	21,776	0	(167)
SCX	02/2015	KRW	588,330	$	540	3	0
SOG	01/2015	$	3,257	NZD	4,195	14	0
	01/2015		2,578	PLN	8,657	0	(136)
	02/2015	NZD	4,194	$	3,248	0	(14)
UAG	01/2015	BRL	3,417		1,398	121	(9)
	01/2015	$	1,287	BRL	3,417	0	(1)
	02/2015	DKK	26,512	$	4,431	121	0
	02/2015	GBP	38		60	0	0
	02/2015	$	474	MXN	6,647	0	(25)
Total Forward Foreign Currency Contracts						$1,196	$(1,223)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015	$8,200	$36	$21
Total Purchased Options							$36	$21

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	300	$0	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		300	(1)	0
GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		2,600	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		2,600	(5)	(5)

82	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	100	$0	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,000	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		1,000	(2)	(2)
SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		100	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0
							$(11)	$(10)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	$8,200	$(37)	$(34)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	4,500	(21)	(38)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	4,500	(24)	(3)
							$(82)	$(75)
Total Written Options							$(93)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$0	EUR	0	$0
Sales	19,659		8,600	(118)
Closing Buys	0		0	0
Expirations	0		0	0
Exercised	(2,459)		0	25
Balance at End of Period	$17,200	EUR	8,600	$(93)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR- EXT-CPI Index	0.750%	12/10/2019	EUR	900	$0	$(10)	$0	$(10)
BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	200	0	3	3	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		300	0	6	6	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,600	(1)	(4)	0	(5)
DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021		500	0	(2)	0	(2)
FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	(1)	1	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		900	(1)	84	83	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	200	0	(1)	0	(1)
GLM	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044	GBP	200	(1)	5	4	0
	Pay	1-Month GBP-UKRPI	3.510%	12/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	2,300	(4)	(9)	0	(13)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		900	0	4	4	0
	Pay	3-Month EUR- EXT-CPI Index	0.900%	11/15/2019	EUR	8,200	6	(166)	0	(160)
JPM	Pay	3-Month EUR- EXT-CPI Index	0.700%	12/15/2018		100	0	(1)	0	(1)
UAG	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	300	0	0	0	0
							$1	$(86)	$107	$(192)
Total Swap Agreements							$1	$(86)	$107	$(192)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	83

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $725 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$62	$0	$0	$62	$(46)	$0	$(10)	$(56)	$6	$0	$6
BPS	202	0	9	211	(29)	0	(5)	(34)	177	0	177
BRC	17	0	0	17	(42)	0	0	(42)	(25)	78	53
CBK	195	0	0	195	0	0	0	0	195	(290)	(95)
DUB	89	0	0	89	(267)	0	(2)	(269)	(180)	275	95
FBF	195	0	84	279	(139)	0	(1)	(140)	139	(290)	(151)
GLM	30	21	14	65	(41)	(34)	(173)	(248)	(183)	80	(103)
GST	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
HUS	93	0	0	93	(82)	0	0	(82)	11	0	11
JPM	8	0	0	8	(185)	(44)	(1)	(230)	(222)	292	70
MSB	4	0	0	4	(40)	0	0	(40)	(36)	0	(36)
RBC	42	0	0	42	(167)	0	0	(167)	(125)	0	(125)
SCX	3	0	0	3	0	0	0	0	3	0	3
SOG	14	0	0	14	(150)	0	0	(150)	(136)	0	(136)
UAG	242	0	0	242	(35)	0	0	(35)	207	0	207
Total Over the Counter	$1,196	$21	$107	$1,324	$(1,223)	$(85)	$(192)	$(1,500)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,196	$0	$1,196
Purchased Options	0	0	0	0	21	21
Swap Agreements	0	0	0	0	107	107
	$0	$0	$0	$1,196	$128	$1,324
	$0	$0	$0	$1,196	$134	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	0	0	0	19	19
	$0	$0	$0	$0	$41	$41
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,223	$0	$1,223
Written Options	0	10	0	0	75	85
Swap Agreements	0	0	0	0	192	192
	$0	$10	$0	$1,223	$267	$1,500
	$0	$10	$0	$1,223	$308	$1,541

84	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(18)	$(18)
Swap Agreements	0	0	0	0	(17)	(17)
	$0	$0	$0	$0	$(35)	$(35)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116
Swap Agreements	0	0	0	0	70	70
	$0	$0	$0	$116	$70	$186
	$0	$0	$0	$116	$35	$151

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(112)	$(112)
Swap Agreements	0	0	0	0	(42)	(42)
	$0	$0	$0	$0	$(154)	$(154)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(48)	$0	$(48)
Purchased Options	0	0	0	0	(15)	(15)
Written Options	0	1	0	0	7	8
Swap Agreements	0	0	0	0	(87)	(87)
	$0	$1	$0	$(48)	$(95)	$(142)
	$0	$1	$0	$(48)	$(249)	$(296)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$3,624	$0	$3,624
Brazil
Sovereign Issues	0	18,632	0	18,632
Canada
Sovereign Issues	0	1,375	0	1,375
Chile
Sovereign Issues	0	2,906	0	2,906
Colombia
Sovereign Issues	0	4,118	0	4,118
Denmark
Sovereign Issues	0	4,666	0	4,666
France
Sovereign Issues	0	7,571	0	7,571
Germany
Sovereign Issues	0	316	0	316
India
Corporate Bonds & Notes	0	1,313	0	1,313
Italy
Sovereign Issues	0	17,678	0	17,678

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	85

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Mexico
Sovereign Issues	$0	$7,898	$0	$7,898
New Zealand
Sovereign Issues	0	3,464	0	3,464
Poland
Sovereign Issues	0	1,569	0	1,569
Slovenia
Sovereign Issues	0	259	0	259
South Africa
Sovereign Issues	0	4,151	0	4,151
Spain
Sovereign Issues	0	950	0	950
Sweden
Sovereign Issues	0	479	0	479
United Kingdom
Sovereign Issues	0	6,724	0	6,724
United States
U.S. Government Agencies	0	1,318	0	1,318
U.S. Treasury Obligations	0	64,190	0	64,190
Short-Term Instruments
Repurchase Agreements	0	1,664	0	1,664
Mexico Treasury Bills	0	6,980	0	6,980
Total Investments	$0	$161,845	$0	$161,845

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6	0	6
Over the counter	0	1,324	0	1,324
	$0	$1,330	$0	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(22)	(19)	0	(41)
Over the counter	0	(1,500)	0	(1,500)
	$(22)	$(1,519)	$0	$(1,541)
Totals	$(22)	$161,656	$0	$161,634

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

86	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.8%

MUNICIPAL BONDS & NOTES 94.8%

ALABAMA 0.9%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,921

ARIZONA 3.4%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	428

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	826

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,651

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,552

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	3,065

		7,522

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	376

CALIFORNIA 11.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.740% due 04/01/2047	1,000	1,015

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,144

California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2018	500	568
5.000% due 05/01/2019	1,040	1,207

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	583

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	570

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	585

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,597

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
0.010% due 10/01/2041	900	900

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	250	290

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,675

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	2,000	2,386

Metropolitan Water District of Southern California Revenue Notes, Series 2012
5.000% due 07/01/2022	510	627

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	$1,000	$992

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	551

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	458

Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2018	500	566

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,191

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	757

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,098

San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	448

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,214

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017	750	729

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	665

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,158

		24,974

COLORADO 0.1%

Denver, Colorado Airport System City & County Revenue Bonds, (FGIC Insured), Series 2006
4.000% due 11/15/2016	265	282

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,167

FLORIDA 5.1%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,192

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	796

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,149

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	259

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	533

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,194

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	$1,500	$1,746

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,445

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,051

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	259

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	278

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,557

		11,459

GEORGIA 0.7%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	595

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	279

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	380

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	290

		1,544

GUAM 0.4%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	884

ILLINOIS 5.9%

Chicago, Illinois Midway International Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	200	200

Chicago, Illinois Midway International Airport Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,294

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,093
5.500% due 01/01/2018	1,000	1,127

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,165

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	386

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	529

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	798

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	575

		13,167

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	87

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDIANA 1.9%

Indiana Finance Authority Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 12/01/2017	$300	$325

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	531
5.000% due 02/01/2018	500	559

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,196

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2016	300	314

Purdue University, Indiana Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	640	712

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	525

		4,162

IOWA 0.2%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	533

KANSAS 0.3%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	557

KENTUCKY 0.5%

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,065

MARYLAND 0.0%

Baltimore, Maryland Revenue Bonds, Series 2011
5.000% due 07/01/2021	60	72

MASSACHUSETTS 4.2%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	560

Massachusetts Bay Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2018	1,280	1,458

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	900

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	513
5.000% due 10/01/2016	600	643

Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	1,000	997

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2022	1,175	1,433

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,362

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	$510	$586

		9,452

MICHIGAN 1.4%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,105

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	2,000	2,032

		3,137

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,106

MISSOURI 1.2%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,556

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,106

		2,662

NEVADA 2.6%

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	2,000	2,254

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034 (a)	3,000	3,519

		5,773

NEW HAMPSHIRE 0.7%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,350

New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	267

		1,617

NEW JERSEY 3.5%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,033

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,137

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,236

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,135

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
5.000% due 12/15/2023	2,000	2,322

		7,863

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW MEXICO 0.3%

New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	$500	$552

NEW YORK 19.3%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,203

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	580

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,557

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	4,000	4,792

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,084

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,950

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	988

New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	370	378

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2030	1,635	1,651

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,315

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	488

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,203

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	891

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,693

New York State Thruway Authority Revenue Bonds, Series 2014
5.000% due 01/01/2030	4,000	4,712

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,290

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	563

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	536

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,205

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,399

88	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	$2,075	$2,498
5.000% due 11/15/2028	825	989

		42,965

NORTH CAROLINA 2.8%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	342

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,946
5.000% due 10/01/2027	1,100	1,260

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,795

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	383

University of North Carolina at Chapel Hill Revenue Notes, Series 2005
5.000% due 02/01/2015	250	251

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	301

		6,278

OHIO 7.1%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	541

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	948

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,175

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,548

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	698

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,641

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,185

Ohio State Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2016	300	301

Ohio State Turnpike Commission Revenue Bonds, (FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,058
5.500% due 02/15/2017	225	247

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,103

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,488

		15,933

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	552

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
PENNSYLVANIA 4.7%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	$500	$596

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	549

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	1,030

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,946

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	263

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
0.920% due 12/01/2020	4,500	4,512

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	559

		10,455

SOUTH CAROLINA 0.1%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	250

TENNESSEE 1.0%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	995
5.250% due 09/01/2026	1,000	1,188

		2,183

TEXAS 11.4%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
4.000% due 02/15/2023	1,225	1,378

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,207

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
0.620% due 12/01/2042	7,000	7,012

Katy Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2012
5.000% due 02/15/2020	1,500	1,760

La Joya Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2027	1,000	1,187

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,162

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	980	984

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,402

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,172

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	$1,500	$1,788

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	3,000	3,372

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,440	1,564

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	838

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	611

		25,437

WASHINGTON 1.9%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,249

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	670

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,383

		4,302

WISCONSIN 0.6%

Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,224

Total Municipal Bonds & Notes (Cost $204,472)		211,426

SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS (c) 0.2%
		527

U.S. TREASURY BILLS 5.8%
0.064% due 04/30/2015 - 05/28/2015 (b)	12,800	12,798

Total Short-Term Instruments (Cost $13,324)		13,325

Total Investments in Securities (Cost $217,796)		224,751

Total Investments 100.8% (Cost $217,796)		$224,751

Other Assets and Liabilities, net (0.8%)		(1,799)

Net Assets 100.0%		$222,952

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	89

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$527	Fannie Mae 2.200% due 10/17/2022	$(538)	$527	$527
Total Repurchase Agreements						$(538)	$527	$527

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$527	$0	$0	$0	$527	$(538)	$(11)
Total Borrowings and Other Financing Transactions	$527	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,921	$0	$1,921
Arizona	0	7,522	0	7,522
Arkansas	0	376	0	376
California	0	24,974	0	24,974
Colorado	0	282	0	282
District of Columbia	0	1,167	0	1,167
Florida	0	11,459	0	11,459
Georgia	0	1,544	0	1,544
Guam	0	884	0	884
Illinois	0	13,167	0	13,167
Indiana	0	4,162	0	4,162
Iowa	0	533	0	533
Kansas	0	557	0	557
Kentucky	0	1,065	0	1,065
Maryland	0	72	0	72
Massachusetts	0	9,452	0	9,452
Michigan	0	3,137	0	3,137
Minnesota	0	1,106	0	1,106
Missouri	0	2,662	0	2,662

90	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Nevada	$0	$5,773	$0	$5,773
New Hampshire	0	1,617	0	1,617
New Jersey	0	7,863	0	7,863
New Mexico	0	552	0	552
New York	0	42,965	0	42,965
North Carolina	0	6,278	0	6,278
Ohio	0	15,933	0	15,933
Oregon	0	552	0	552
Pennsylvania	0	10,455	0	10,455
South Carolina	0	250	0	250
Tennessee	0	2,183	0	2,183
Texas	0	25,437	0	25,437
Washington	0	4,302	0	4,302
Wisconsin	0	1,224	0	1,224
Short-Term Instruments
Repurchase Agreements	0	527	0	527
U.S. Treasury Bills	0	12,798	0	12,798
Total Investments	$0	$224,751	$0	$224,751

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	91

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 131.2%

CORPORATE BONDS & NOTES 72.7%

BANKING & FINANCE 29.2%

Abbey National Treasury Services PLC
2.350% due 09/10/2019		$1,000	$998

Ally Financial, Inc.
3.125% due 01/15/2016		1,200	1,209
4.625% due 06/26/2015		500	504

Banco Bradesco S.A.
4.500% due 01/12/2017		200	207

Banco del Estado de Chile
2.000% due 11/09/2017		800	802

Banco Santander Brasil S.A.
4.250% due 01/14/2016		800	815

Banco Santander Chile
3.750% due 09/22/2015		200	203

Bank of America Corp.
6.500% due 08/01/2016		300	323

Bank of America N.A.
0.521% due 06/15/2016		250	248

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.728% due 03/20/2018	AUD	1,000	819

BBVA Bancomer S.A.
4.500% due 03/10/2016		$1,200	1,242

BPCE S.A.
0.873% due 06/17/2017		1,250	1,253

CIT Group, Inc.
4.750% due 02/15/2015		1,100	1,102

DBS Bank Ltd.
0.840% due 07/15/2021		500	496

DBS Group Holdings Ltd.
0.729% due 07/16/2019		1,000	1,001

Denali Borrower LLC
5.625% due 10/15/2020		850	887

Dominion Gas Holdings LLC
2.500% due 12/15/2019		200	201

Eksportfinans ASA
2.000% due 09/15/2015		200	200
2.375% due 05/25/2016		900	904
5.500% due 05/25/2016		600	628

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.110% due 03/20/2017		100	97
5.125% due 01/21/2016		150	155

Ford Motor Credit Co. LLC
1.500% due 01/17/2017		2,400	2,388

General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,125	1,145

Goldman Sachs Group, Inc.
1.433% due 04/30/2018		500	506

Hana Bank
1.375% due 02/05/2016		1,000	1,002

HBOS PLC
0.935% due 09/06/2017		1,000	998
0.957% due 09/30/2016		400	399

Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		1,200	1,191
2.000% due 11/08/2017		1,000	1,004

Hyundai Capital Services, Inc.
1.043% due 03/18/2017		1,000	999

International Lease Finance Corp.
4.875% due 04/01/2015		500	505

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 05/15/2016	$300	$312
8.625% due 09/15/2015	800	836

Intesa Sanpaolo SpA
3.625% due 08/12/2015	1,000	1,014

Jackson National Life Global Funding
1.250% due 02/21/2017	200	199

John Deere Capital Corp.
1.400% due 03/15/2017	200	201

Korea Exchange Bank
3.125% due 06/26/2017	700	722

Landwirtschaftliche Rentenbank
0.345% due 12/05/2018	700	702

LeasePlan Corp. NV
2.500% due 05/16/2018	1,300	1,302

Macquarie Bank Ltd.
5.000% due 02/22/2017	1,722	1,838

Macquarie Group Ltd.
3.000% due 12/03/2018	250	256

Navient Corp.
6.250% due 01/25/2016	300	313
8.450% due 06/15/2018	700	782

Piper Jaffray Cos.
3.255% due 05/31/2017	250	250
4.755% due 11/30/2015	1,100	1,107

RCI Banque S.A.
4.600% due 04/12/2016	200	208

Regions Bank
7.500% due 05/15/2018	1,000	1,163

Regions Financial Corp.
5.750% due 06/15/2015	200	204

Royal Bank of Scotland PLC
5.000% due 05/17/2015	180	182

Shinhan Bank
4.375% due 09/15/2015	1,000	1,024
4.375% due 07/27/2017	200	213

Synchrony Financial
1.875% due 08/15/2017	800	802

U.S. Bank N.A.
0.713% due 10/28/2019	1,000	1,004
3.778% due 04/29/2020	250	252

Weyerhaeuser Co.
6.950% due 08/01/2017	1,000	1,125

		40,442

INDUSTRIALS 30.4%

Actavis, Inc.
1.875% due 10/01/2017	500	498

Amgen, Inc.
2.125% due 05/15/2017	200	203

Anglo American Capital PLC
1.181% due 04/15/2016	200	200

Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016	100	100

Asciano Finance Ltd.
5.000% due 04/07/2018	600	646

BAT International Finance PLC
1.400% due 06/05/2015	1,375	1,378

Becton Dickinson and Co.
0.691% due 06/15/2016	1,300	1,301
1.800% due 12/15/2017	400	402

Cisco Systems, Inc.
0.734% due 03/01/2019	100	101

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CONSOL Energy, Inc.
8.250% due 04/01/2020	$300	$312

Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	149	164

COX Communications, Inc.
5.875% due 12/01/2016	1,028	1,112

Daimler Finance North America LLC
2.400% due 04/10/2017	200	204

DCP Midstream Operating LP
2.700% due 04/01/2019	200	196

DISH DBS Corp.
7.125% due 02/01/2016	1,000	1,054
7.750% due 05/31/2015	300	309

Enbridge, Inc.
0.684% due 06/02/2017	1,200	1,196

Enterprise Products Operating LLC
1.250% due 08/13/2015	1,000	1,003

Express Scripts Holding Co.
2.250% due 06/15/2019	500	495

Forest Laboratories, Inc.
4.375% due 02/01/2019	750	793

Freeport-McMoRan, Inc.
2.300% due 11/14/2017	200	200

Georgia-Pacific LLC
2.539% due 11/15/2019	400	400

HCA, Inc.
6.375% due 01/15/2015	1,000	1,002
6.500% due 02/15/2016	300	314

Humana, Inc.
2.625% due 10/01/2019	500	501

Imperial Tobacco Finance PLC
2.050% due 02/11/2018	1,400	1,393

Kansas City Southern de Mexico S.A. de C.V.
0.933% due 10/28/2016	700	701

KazMunayGas National Co. JSC
11.750% due 01/23/2015	1,200	1,204

Kia Motors Corp.
3.625% due 06/14/2016	1,140	1,176

Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	1,000	1,081

Kinder Morgan, Inc.
3.050% due 12/01/2019	100	99
4.300% due 06/01/2025	100	101

KLA-Tencor Corp.
3.375% due 11/01/2019	100	102

Korea Expressway Corp.
5.125% due 05/20/2015	1,300	1,320

Korea National Oil Corp.
3.125% due 04/03/2017	2,000	2,054

Lafarge S.A.
6.200% due 07/09/2015	331	340

Life Technologies Corp.
3.500% due 01/15/2016	100	101

Lowe’s Cos., Inc.
0.658% due 09/10/2019	1,000	1,003

Medtronic, Inc.
2.500% due 03/15/2020	900	903

MGM Resorts International
6.625% due 07/15/2015	1,300	1,326

Nissan Motor Acceptance Corp.
0.785% due 03/03/2017	1,000	1,004

92	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	$1,000	$1,050

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	100	101

Philip Morris International, Inc.
1.625% due 03/20/2017	200	202
3.250% due 11/10/2024	200	201

Pioneer Natural Resources Co.
6.875% due 05/01/2018	700	784

Reynolds American, Inc.
1.050% due 10/30/2015	1,100	1,102
7.750% due 06/01/2018	200	234

Rockies Express Pipeline LLC
3.900% due 04/15/2015	150	150

SABIC Capital BV
3.000% due 11/02/2015	200	204

Sabine Pass LNG LP
7.500% due 11/30/2016	1,150	1,202

SABMiller Holdings, Inc.
2.450% due 01/15/2017	200	204

Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	200	204

SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	253

SK Telecom Co. Ltd.
2.125% due 05/01/2018	1,200	1,200

Sky PLC
2.625% due 09/16/2019	500	501

Southwestern Energy Co.
7.500% due 02/01/2018	100	113

Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	935	962
4.949% due 01/15/2015	300	300
6.221% due 07/03/2017	400	443

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022	800	803

Toll Brothers Finance Corp.
8.910% due 10/15/2017	500	583

Transocean, Inc.
4.950% due 11/15/2015	81	81

TRW Automotive, Inc.
7.250% due 03/15/2017	1,200	1,332

Tyson Foods, Inc.
2.650% due 08/15/2019	500	505

UAL Pass-Through Trust
10.400% due 05/01/2018	319	355

USG Corp.
8.375% due 10/15/2018	100	105

Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016	700	700

Wynn Macau Ltd.
5.250% due 10/15/2021	200	189

		42,055

UTILITIES 13.1%

AES Corp.
3.234% due 06/01/2019	1,000	978

BG Energy Capital PLC
6.500% due 11/30/2072	1,200	1,288

British Telecommunications PLC
1.250% due 02/14/2017	200	199

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Enable Midstream Partners LP
2.400% due 05/15/2019		$200	$195

Enel SpA
4.875% due 02/20/2018	EUR	300	408

FirstEnergy Corp.
2.750% due 03/15/2018		$1,250	1,261

Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		200	218

Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		1,110	1,133

Korea Western Power Co. Ltd.
3.125% due 05/10/2017		200	206

KT Corp.
1.750% due 04/22/2017		1,000	999
3.875% due 01/20/2017		265	276

Orange S.A.
2.750% due 09/14/2016		1,200	1,227
2.750% due 02/06/2019		100	102

Petrobras Global Finance BV
2.371% due 01/15/2019		500	445
2.603% due 03/17/2017		1,300	1,203
3.250% due 03/17/2017		400	378

Petroleos Mexicanos
5.750% due 03/01/2018		950	1,028

Plains All American Pipeline LP
2.600% due 12/15/2019		400	398

Rosneft Finance S.A.
6.250% due 02/02/2015		400	399
7.500% due 07/18/2016		400	385

Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017		900	902
1.149% due 04/10/2019		200	200

Sprint Communications, Inc.
6.000% due 12/01/2016		1,400	1,467

Telecom Italia Capital S.A.
5.250% due 10/01/2015		100	102

Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015		100	100

Verizon Communications, Inc.
1.991% due 09/14/2018		2,347	2,444
2.500% due 09/15/2016		137	140

			18,081

Total Corporate Bonds & Notes (Cost $101,317)			100,578

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.4%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		500	501

Total Municipal Bonds & Notes (Cost $500)			501

U.S. TREASURY OBLIGATIONS 33.2%

U.S. Treasury Inflation Protected Securities
0.625% due 07/15/2021 (a)(c)		3,156	3,203

U.S. Treasury Notes
0.625% due 12/31/2016 (c)		42,700	42,658

Total U.S. Treasury Obligations (Cost $45,822)			45,861

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 7.0%

Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046		$117	$123

BCAP LLC Trust
0.329% due 03/26/2037		156	153

Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		4	3

Carefree Portfolio Trust - CARE
1.485% due 11/15/2019		1,000	997

Citigroup Mortgage Loan Trust, Inc.
2.732% due 11/25/2038		82	82

Commercial Mortgage Trust
1.059% due 06/11/2027		1,300	1,299

Countrywide Alternative Loan Trust
0.620% due 08/25/2033		12	12

Credit Suisse Mortgage Capital Certificates
2.518% due 09/27/2036		77	77

DBUBS Mortgage Trust
3.742% due 11/10/2046		714	732

First Horizon Mortgage Pass-Through Trust
2.565% due 09/25/2033		110	111

Granite Mortgages PLC
0.527% due 09/20/2044		227	226

GS Mortgage Securities Corp.
4.761% due 07/10/2039		122	122

GSR Mortgage Loan Trust
2.655% due 09/25/2035		93	94

Jefferies Resecuritization Trust
5.113% due 07/26/2037		22	22

JPMorgan Chase Commercial Mortgage Securities Trust
1.141% due 07/15/2031		1,500	1,505
5.814% due 06/12/2043		253	266

JPMorgan Resecuritization Trust
2.119% due 07/27/2037		207	208

MASTR Adjustable Rate Mortgages Trust
2.643% due 04/21/2034		172	176

Residential Accredit Loans, Inc. Trust
0.610% due 06/25/2034		181	179

Selkirk Ltd.
1.183% due 02/20/2041		158	158
1.860% due 12/20/2041		1,451	1,465

Sequoia Mortgage Trust
0.825% due 06/20/2033		13	12
0.885% due 11/22/2024		27	27

Structured Asset Mortgage Investments Trust
0.744% due 07/19/2034		28	28

Thornburg Mortgage Securities Trust
2.246% due 04/25/2045		420	423

WaMu Mortgage Pass-Through Certificates Trust
0.570% due 06/25/2044		1,249	1,160
2.443% due 06/25/2033		10	10

Wells Fargo Mortgage-Backed Securities Trust
2.615% due 06/25/2035		11	11

Total Mortgage-Backed Securities (Cost $9,657)			9,681

ASSET-BACKED SECURITIES 6.7%

Alba SPV SRL
1.581% due 04/20/2040	EUR	88	107

ALM Ltd.
1.468% due 07/18/2022		$722	723

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	93

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.915% due 09/25/2033		$72	$69

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.430% due 10/25/2035		56	56

Atrium CDO Corp.
1.332% due 11/16/2022		500	501

Bear Stearns Asset-Backed Securities Trust
0.970% due 10/27/2032		48	45

Cavalry CLO Ltd.
1.528% due 01/16/2024		1,000	1,000

COA Summit CLO Ltd.
1.581% due 04/20/2023		300	300

Credit Suisse First Boston Mortgage Securities Corp.
2.420% due 10/25/2032		132	132

Drug Royalty LP
3.082% due 07/15/2023		285	287

Duane Street CLO Ltd.
0.463% due 11/14/2021		206	205

Duchess CLO BV
0.302% due 02/28/2023	EUR	123	147

Eagle Creek CLO Ltd.
0.616% due 02/28/2018		$201	201

Eagle Ltd.
2.570% due 12/15/2039		250	250

First Franklin Mortgage Loan Trust
0.920% due 11/25/2034		419	397

Gallatin CLO Ltd.
1.501% due 07/15/2023		1,000	999

Halcyon Structured Asset Management Long/Short Ltd.
0.457% due 08/07/2021		54	54

Highbridge Loan Management Ltd.
1.497% due 09/20/2022		500	501

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Madison Park Funding Ltd.
1.491% due 06/15/2022		$491	$491

National Collegiate Student Loan Trust
0.410% due 11/27/2028		375	367

Neuberger Berman CLO Ltd.
1.384% due 07/25/2023		1,000	999

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.670% due 03/25/2035		167	166

Symphony CLO LP
1.335% due 01/09/2023		1,250	1,244

Total Asset-Backed Securities (Cost $9,257)			9,241

SOVEREIGN ISSUES 7.4%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		200	201

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	6,000	2,130

Export-Import Bank of Korea
1.250% due 11/20/2015		$550	551

Japan Bank for International Cooperation
2.250% due 07/13/2016		1,400	1,432

Japan Finance Organization for Municipalities
1.500% due 09/12/2017		4,100	4,123

Korea Land & Housing Corp.
1.875% due 08/02/2017		1,000	998

Qatar Government International Bond
3.125% due 01/20/2017		500	521

Slovenia Government International Bond
2.750% due 03/17/2015	EUR	100	122
4.750% due 05/10/2018		$200	215

Total Sovereign Issues (Cost $10,745)			10,293

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 2.1%

Banco do Brasil S.A.
1.225% due 06/29/2015	$1,300	$1,300

Intesa Sanpaolo SpA
1.650% due 04/07/2015	200	200

Itau Unibanco Holding S.A.
1.156% due 06/04/2015	1,400	1,400

		2,900

COMMERCIAL PAPER 1.0%

Tesco Treasury Services PLC
1.024% due 08/17/2015	1,400	1,375

REPURCHASE AGREEMENTS (b) 0.7%
		939

Total Short-Term Instruments (Cost $5,230)		5,214

Total Investments in Securities (Cost $182,528)		181,369

Total Investments 131.2% (Cost $182,528)		$181,369

Financial Derivative Instruments (d)(e) 0.3% (Cost or Premiums, net $0)		397

Other Assets and Liabilities, net (31.5%)		(43,495)

Net Assets 100.0%		$138,271

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$939	Fannie Mae 2.260% due 10/17/2022	$(960)	$939	$939
Total Repurchase Agreements						$(960)	$939	$939

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.000%	12/31/2014	01/07/2015	$(42,547)	$(42,548)
Total Reverse Repurchase Agreements					$(42,548)

94	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.351%	12/23/2014	01/26/2015	$(1,075)	$(1,069)
Total Sale-Buyback Transactions					$(1,069)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $34,694 at a weighted average interest rate of (0.227%).
(3)	Payable for sale-buyback transactions includes $(4) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
U.S. Treasury Notes	1.625%	07/31/2019	$11,900	$(11,874)	$(12,001)
Total Short Sales				$(11,874)	$(12,001)

(4)	Payable for short sales includes $83 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(c)	Securities with an aggregate market value of $43,626 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
JPS	$0	$(42,548)	$0	$0	$(42,548)	$42,558	$10
SSB	939	0	0	0	939	(960)	(21)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,069)	(12,001)	(13,070)	1,067	(12,003)
Total Borrowings and Other Financing Transactions	$939	$(42,548)	$(1,069)	$(12,001)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2018	72	$(5)	$0	$(6)
U.S. Treasury 2-Year Note March Futures	Long	03/2015	182	13	9	0
Total Futures Contracts				$8	$9	$(6)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.685%	12/22/2016	$34,600	$4	$(11)	$0	$(7)
Total Swap Agreements					$4	$(11)	$0	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	95

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $248 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$9	$0	$9	$0	$(6)	$(7)	$(13)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	03/2015	EUR	100	$	137	$16	$0
FBF	07/2015	BRL	6,000		2,467	321	0
HUS	01/2015	AUD	994		850	39	0
MSB	02/2015	GBP	1,298		2,033	10	0
	02/2015	$	2,035	GBP	1,302	0	(6)
SOG	02/2015	EUR	581	$	725	21	0
Total Forward Foreign Currency Contracts						$407	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2014:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BRC	$16	$0	$0	$16	$0	$0	$0	$0	$16	$0	$16
FBF	321	0	0	321	0	0	0	0	321	(260)	61
HUS	39	0	0	39	0	0	0	0	39	0	39
MSB	10	0	0	10	(6)	0	0	(6)	4	0	4
SOG	21	0	0	21	0	0	0	0	21	0	21
Total Over the Counter	$407	$0	$0	$407	$(6)	$0	$0	$(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$407	$0	$407
	$0	$0	$0	$407	$9	$416

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	7	7
	$0	$0	$0	$0	$13	$13
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
	$0	$0	$0	$6	$13	$19

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1)	$(1)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$451	$1	$452
	$0	$0	$0	$451	$0	$451

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	0	0	0	(11)	(11)
	$0	$0	$0	$0	$(3)	$(3)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$444	$0	$444
	$0	$0	$0	$444	$(3)	$441

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40,442	$0	$40,442
Industrials	0	41,536	519	42,055
Utilities	0	18,081	0	18,081

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	97

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Municipal Bonds & Notes
California	$0	$501	$0	$501
U.S. Treasury Obligations	0	45,861	0	45,861
Mortgage-Backed Securities	0	9,681	0	9,681
Asset-Backed Securities	0	8,991	250	9,241
Sovereign Issues	0	10,293	0	10,293
Short-Term Instruments
Certificates of Deposit	0	2,900	0	2,900
Commercial Paper	0	1,375	0	1,375
Repurchase Agreements	0	939	0	939
Total Investments	$0	$180,600	$769	$181,369

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(12,001)	$0	$(12,001)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	0	0	9
Over the counter	0	407	0	407
	$9	$407	$0	$416

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(7)	0	(13)
Over the counter	0	(6)	0	(6)
	$(6)	$(13)	$0	$(19)
Totals	$3	$168,993	$769	$169,765

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $1,836 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

98	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 94.1%

ARIZONA 1.6%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	$1,000	$1,056

CALIFORNIA 2.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.740% due 04/01/2047	1,000	1,015

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	273

		1,288

CONNECTICUT 2.5%

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,663

FLORIDA 12.9%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	1,000	1,061

Florida Municipal Power Agency Revenue Notes, Series 2011
4.000% due 10/01/2015	1,775	1,823

Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	723

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.790% due 10/01/2017	3,000	3,022

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	574

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2015	1,270	1,315

		8,518

GEORGIA 2.4%

Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	500	560

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,012

		1,572

ILLINOIS 3.0%

Chicago, Illinois Midway International Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	500	500

Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	390	393

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	1,000	1,062

		1,955

MASSACHUSETTS 3.0%

Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.400% due 02/01/2017	1,000	1,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	$1,000	$997

		1,999

MICHIGAN 1.5%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,016

MINNESOTA 4.6%

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	853

Southern Minnesota Municipal Power Agency Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 01/01/2017	1,000	1,089

University of Minnesota Revenue Notes, Series 2011
5.000% due 12/01/2017	1,000	1,120

		3,062

NEBRASKA 3.2%

Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,521

Nebraska Public Power District Revenue Notes, Series 2014
5.000% due 07/01/2020	500	586

		2,107

NEVADA 3.4%

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	1,000	1,127

Nevada State Revenue Notes, Series 2013
5.000% due 12/01/2017	1,000	1,119

		2,246

NEW JERSEY 1.7%

New Jersey Transit Corp. Revenue Notes, Series 2014
5.000% due 09/15/2017	1,000	1,095

NEW MEXICO 1.7%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,145

NEW YORK 11.4%

Metropolitan Transportation Authority, New York Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/15/2015	220	229

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	512

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,113

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,131

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	266
5.000% due 07/01/2018	1,000	1,117

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	$450	$484

New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	1,500	1,504

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,145

		7,501

NORTH CAROLINA 2.1%

Durham, North Carolina Revenue Notes, Series 2010
4.000% due 10/01/2016	250	264

North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,127

		1,391

OHIO 7.0%

Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,118

Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	1,000	1,058

Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	879

Ohio State University Revenue Notes, Series 2010
5.000% due 12/01/2016	500	542

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.250% due 06/01/2015	1,000	1,021

		4,618

OKLAHOMA 0.7%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	463

OREGON 2.4%

Oregon Health & Science University Revenue Notes, Series 2012
5.000% due 07/01/2020	225	263

Portland, Oregon Sewer System Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 06/01/2015	245	250

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	1,000	1,046

		1,559

PENNSYLVANIA 5.3%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	1,500	1,518

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2005
0.030% due 02/15/2021	2,000	2,000

		3,518

TEXAS 12.8%

Austin, Texas Water & Wastewater System Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	523

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	99

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	$250	$279

City Public Service Board of San Antonio, Texas Revenue Notes, Series 2014
5.000% due 02/01/2020	750	879

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,115

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
4.000% due 11/01/2015	500	515

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	500	571

Fort Bend Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2010
5.000% due 08/15/2016	500	536

Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,744

San Antonio, Texas Water System Revenue Bonds, Series 2013
0.720% due 05/01/2043	1,000	1,000

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,000	1,019

University of North Texas Revenue Notes, Series 2010
5.000% due 04/15/2016	250	265

		8,446

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UTAH 2.2%

Intermountain Power Agency, Utah Revenue Notes, Series 2013
5.000% due 07/01/2018	$760	$862

Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	566

		1,428

VIRGINIA 2.0%

Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,294

WASHINGTON 3.5%

King County, Washington General Obligation Notes, Series 2007
5.000% due 12/01/2015	250	261

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	1,000	1,043

Washington State General Obligation Notes, Series 2013
5.000% due 07/01/2017	910	1,005

		2,309

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WISCONSIN 1.2%

Wisconsin Department of Transportation Revenue Notes, Series 2013
4.000% due 07/01/2018	$750	$823

Total Municipal Bonds & Notes (Cost $61,812)		62,072

U.S. TREASURY OBLIGATIONS 4.1%

U.S. Treasury Notes
0.250% due 05/15/2015	2,700	2,702

Total U.S. Treasury Obligations (Cost $2,702)		2,702

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (a) 0.9%
		571

Total Short-Term Instruments (Cost $571)		571

Total Investments in Securities (Cost $65,085)		65,345

Total Investments 99.1% (Cost $65,085)		$65,345

Other Assets and Liabilities, net 0.9%		581

Net Assets 100.0%		$65,926

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$571	Fannie Mae 2.200% due 10/17/2022	$(587)	$571	$571
Total Repurchase Agreements						$(587)	$571	$571

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$571	$0	$0	$0	$571	$(587)	$(16)
Total Borrowings and Other Financing Transactions	$571	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

100	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,056	$0	$1,056
California	0	1,288	0	1,288
Connecticut	0	1,663	0	1,663
Florida	0	8,518	0	8,518
Georgia	0	1,572	0	1,572
Illinois	0	1,955	0	1,955
Massachusetts	0	1,999	0	1,999
Michigan	0	1,016	0	1,016
Minnesota	0	3,062	0	3,062
Nebraska	0	2,107	0	2,107
Nevada	0	2,246	0	2,246
New Jersey	0	1,095	0	1,095
New Mexico	0	1,145	0	1,145
New York	0	7,501	0	7,501
North Carolina	0	1,391	0	1,391
Ohio	0	4,618	0	4,618
Oklahoma	0	463	0	463
Oregon	0	1,559	0	1,559
Pennsylvania	0	3,518	0	3,518
Texas	0	8,446	0	8,446
Utah	0	1,428	0	1,428
Virginia	0	1,294	0	1,294
Washington	0	2,309	0	2,309
Wisconsin	0	823	0	823
U.S. Treasury Obligations	0	2,702	0	2,702
Short-Term Instruments
Repurchase Agreements	0	571	0	571
Total Investments	$0	$65,345	$0	$65,345

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	101

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 104.4%

BANK LOAN OBLIGATIONS 1.4%

Biomet, Inc.
3.670% due 07/25/2017		$4,613	$4,599

H.J. Heinz Co.
3.500% due 06/05/2020		12,655	12,603

HCA, Inc.
3.005% due 05/01/2018		3,950	3,925

Hologic, Inc.
3.250% due 08/01/2019		1,672	1,667

MGM Resorts International
2.919% due 12/20/2017		9,800	9,653

Valeant Pharmaceuticals International, Inc.
3.500% due 08/05/2020		960	953

Total Bank Loan Obligations (Cost $33,737)			33,400

CORPORATE BONDS & NOTES 37.8%

BANKING & FINANCE 26.7%

Allstate Life Global Funding Trusts
2.487% due 11/25/2016		2,500	2,498

Ally Financial, Inc.
2.911% due 07/18/2016		2,600	2,589
3.500% due 07/18/2016		2,000	2,028
3.500% due 01/27/2019		10,000	9,905

Banco Popolare SC
3.500% due 03/14/2019	EUR	7,400	9,340

Bank of America Corp.
2.600% due 01/15/2019		$28,900	29,141
6.875% due 04/25/2018		10,000	11,494

Bankia S.A.
0.285% due 01/25/2016	EUR	500	602
3.500% due 01/17/2019		2,100	2,744
3.625% due 10/05/2016		5,050	6,469
4.375% due 02/14/2017		3,800	4,921

Barclays Bank PLC
7.625% due 11/21/2022		$16,900	18,511
7.750% due 04/10/2023		5,400	5,893
14.000% due 06/15/2019 (e)	GBP	4,500	9,241

BPCE S.A.
4.625% due 07/11/2024 (g)		$22,000	21,399
5.150% due 07/21/2024		10,000	10,324

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,374

Citigroup, Inc.
1.194% due 07/25/2016		10,000	10,067

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,600	3,743

Credit Agricole S.A.
8.125% due 09/19/2033 (g)		$11,200	12,538

Credit Suisse
6.500% due 08/08/2023		18,400	20,244

Eksportfinans ASA
0.890% due 06/16/2015	JPY	1,100,000	9,180
2.000% due 09/15/2015		$6,800	6,816
2.375% due 05/25/2016		12,491	12,551
5.500% due 06/26/2017		1,000	1,069

Ford Motor Credit Co. LLC
1.500% due 01/17/2017		3,500	3,483
6.625% due 08/15/2017		15,600	17,402

General Electric Capital Corp.
6.375% due 11/15/2067		46,100	49,557

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Goldman Sachs Group, Inc.
6.150% due 04/01/2018		$11,000	$12,352

International Lease Finance Corp.
8.625% due 09/15/2015		8,500	8,882

Intesa Sanpaolo SpA
2.375% due 01/13/2017		10,000	10,093
3.125% due 01/15/2016		4,136	4,203
3.875% due 01/16/2018		7,500	7,814

JPMorgan Chase & Co.
1.064% due 05/30/2017	GBP	6,200	9,553
6.300% due 04/23/2019		$11,300	13,133

JPMorgan Chase Bank N.A.
0.784% due 05/31/2017	EUR	4,200	5,081

KBC Bank NV
8.000% due 01/25/2023		$25,600	28,800

Korea Exchange Bank
3.125% due 06/26/2017		5,000	5,159

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	15,238
15.000% due 12/21/2019	EUR	1,800	3,229

MassMutual Global Funding
2.350% due 04/09/2019		$21,600	21,756

Navient Corp.
5.500% due 01/15/2019		1,900	1,948
6.250% due 01/25/2016		7,054	7,354
8.450% due 06/15/2018		8,550	9,555
8.780% due 09/15/2016	MXN	65,600	4,475

Novo Banco S.A.
5.875% due 11/09/2015	EUR	3,700	4,528

Pacific Life Insurance Co.
9.250% due 06/15/2039		$5,000	7,914

Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		11,000	10,917

SLM Student Loan Trust
0.632% due 12/15/2033	EUR	43,386	50,713
0.635% due 07/25/2039		8,500	9,630
1.110% due 03/15/2038	GBP	26,146	37,923
5.150% due 12/15/2039		9,710	14,245

Springleaf Finance Corp.
6.900% due 12/15/2017		$1,400	1,495

Trafford Centre Finance Ltd.
0.757% due 07/28/2015	GBP	323	502

UBS AG
7.625% due 08/17/2022		$16,950	19,986

VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		5,700	5,666

			632,267

INDUSTRIALS 8.4%

Anadarko Petroleum Corp.
8.700% due 03/15/2019		7,500	9,195

Apple, Inc.
2.850% due 05/06/2021		20,500	20,989

BAT International Finance PLC
9.500% due 11/15/2018		11,465	14,444

Canadian Natural Resources Ltd.
5.700% due 05/15/2017		16,000	17,355

CVS Health Corp.
2.250% due 12/05/2018		1,600	1,616

DISH DBS Corp.
7.125% due 02/01/2016		11,600	12,224

Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	13,107

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hampton Roads PPV LLC
6.621% due 06/15/2053		$36,376	$36,185

HCA, Inc.
7.190% due 11/15/2015		3,991	4,176

Hospira, Inc.
6.050% due 03/30/2017		4,200	4,531

Hyundai Capital America
2.550% due 02/06/2019		7,590	7,598

McKesson Corp.
1.292% due 03/10/2017		7,000	6,970

Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		6,900	7,556

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		10,000	11,300

MGM Resorts International
10.000% due 11/01/2016		1,100	1,229

Mondelez International, Inc.
0.752% due 02/01/2019		1,825	1,806
2.250% due 02/01/2019		16,200	16,149

Petrofac Ltd.
3.400% due 10/10/2018		1,550	1,530

Southern Gas Networks PLC
0.845% due 10/21/2015	GBP	6,000	9,329

Total Capital International S.A.
0.802% due 08/10/2018		$1,100	1,107

			198,396

UTILITIES 2.7%

AT&T, Inc.
0.909% due 03/11/2019		4,622	4,657
2.375% due 11/27/2018		9,302	9,383

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,200	2,236

Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,418

Telefonica Europe BV
6.500% due 09/18/2018 (e)	EUR	17,600	23,360

Verizon Communications, Inc.
3.650% due 09/14/2018		$20,025	21,172

			63,226

Total Corporate Bonds & Notes (Cost $897,962)			893,889

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 2.0%

California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039		4,500	6,949

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		4,400	6,870
7.950% due 03/01/2036		5,500	6,805

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035		24,730	25,192

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		900	1,199

			47,015

102	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FLORIDA 0.5%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	$7,520	$8,253

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020	2,265	2,294

		10,547

SOUTH DAKOTA 0.3%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	8,020

Total Municipal Bonds & Notes (Cost $63,929)		65,582

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
0.000% due 12/25/2032 - 02/25/2040 (b)	8,396	7,834
0.651% due 08/25/2022 (a)	20,425	761
2.343% due 09/01/2034	74	78
2.445% due 04/01/2036	46	49
2.500% due 03/25/2033	2	2
3.000% due 03/25/2033 - 04/25/2043	11	10
3.500% due 06/25/2042 - 05/25/2043	617	660
4.000% due 07/01/2042	339	357
4.481% due 09/25/2040 (a)	16,300	2,308
4.500% due 11/25/2035 - 03/25/2041	244	263
5.000% due 02/01/2033 - 04/01/2038	1,121	1,223
5.500% due 09/01/2026 - 08/01/2038	1,013	1,122
5.831% due 09/25/2042 (a)	122,562	28,309
6.000% due 05/25/2031 - 07/25/2037	150	170
6.251% due 04/25/2040 (a)	352	56
6.763% due 05/25/2042	530	542
7.031% due 05/25/2036 (a)	4,978	901
20.509% due 01/25/2036	1,758	2,212
23.343% due 07/25/2023	31	48

Fannie Mae Strips
0.000% due 07/25/2031 (b)	63	57

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)	2,346	2,103
2.236% due 10/01/2036	12	12
2.365% due 11/01/2023	2	2
2.480% due 07/01/2036	77	82
2.550% due 12/01/2031	208	224
3.000% due 01/15/2043 - 02/15/2043	8	8
3.500% due 12/15/2028 (a)	8,823	944
3.500% due 02/15/2043 - 04/15/2043	4	4
4.500% due 10/01/2037	395	424
4.869% due 05/15/2041	7,032	7,136
5.000% due 03/01/2033 - 07/15/2041	729	792
5.000% due 08/15/2039 (a)	968	98
5.250% due 04/15/2033	90	99
5.500% due 08/15/2033 - 09/01/2037	557	613
6.000% due 02/01/2033 - 08/01/2037	638	692
6.787% due 06/15/2042	3,032	2,764

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.578% due 01/15/2041		$8,373	$8,887
18.848% due 10/15/2023		412	575
19.220% due 05/15/2033		181	249

Ginnie Mae
3.500% due 12/20/2040		84	85
4.750% due 01/20/2035		32	35
5.500% due 04/16/2034 - 07/20/2037		84	95
5.935% due 12/20/2035 (a)		6,000	1,393

Total U.S. Government Agencies (Cost $75,545)			74,278

U.S. TREASURY OBLIGATIONS 21.9%

U.S. Treasury Bonds
3.000% due 11/15/2044		37,000	38,896
3.125% due 08/15/2044		33,800	36,396
3.375% due 05/15/2044		32,600	36,736

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024 (i)		48,498	46,813
0.625% due 07/15/2021 (i)		104,293	105,833
2.375% due 01/15/2025		48,117	56,620

U.S. Treasury Notes
2.375% due 08/15/2024 (k)		75,000	76,351
2.500% due 05/15/2024 (i)(k)		117,900	121,382

Total U.S. Treasury Obligations (Cost $508,956)			519,027

MORTGAGE-BACKED SECURITIES 10.7%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		351	363

Adjustable Rate Mortgage Trust
2.395% due 01/25/2035		449	450

Aggregator of Loans Backed by Assets
2.809% due 12/16/2042	GBP	7,740	12,253

American Home Mortgage Investment Trust
1.832% due 09/25/2045		$62	60

ASG Resecuritization Trust
2.287% due 03/26/2037		68	68

Banc of America Alternative Loan Trust
5.500% due 12/25/2018		16	17
6.000% due 03/25/2034		33	35

Banc of America Funding Trust
0.385% due 07/20/2036		36	34
0.415% due 05/20/2035		5,076	4,623
2.952% due 12/20/2034		1,079	614

Banc of America Mortgage Trust
2.496% due 10/25/2034		1,529	1,525
2.693% due 02/25/2034		172	171

Banc of America Re-REMIC Trust
5.588% due 06/24/2050		5,611	5,861

BCAP LLC Ltd.
4.487% due 01/27/2037		5,512	5,506

BCAP LLC Trust
2.526% due 11/26/2035		4,426	4,432
4.000% due 04/26/2037		3,365	3,433

Bear Stearns Adjustable Rate Mortgage Trust
2.314% due 04/25/2034		12	12
2.595% due 01/25/2035		304	308
2.754% due 04/25/2034		132	126

Bear Stearns ALT-A Trust
0.710% due 08/25/2035		785	734
0.810% due 04/25/2034		86	84

Citigroup Mortgage Loan Trust, Inc.
0.410% due 11/25/2036		2,700	2,394

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.230% due 09/25/2035		$295	$294
2.577% due 09/25/2034		167	168

Countrywide Home Loan Mortgage Pass-Through Trust
0.670% due 06/25/2018		1,102	1,094
0.710% due 03/25/2035		384	368

Credit Suisse Commercial Mortgage Trust
5.448% due 01/15/2049		37	37

Credit Suisse First Boston Mortgage Securities Corp.
0.820% due 11/25/2031		59	51
2.411% due 06/25/2034		260	257
2.706% due 11/25/2034		119	123
4.832% due 04/15/2037		1,710	1,712

Credit Suisse Mortgage Capital Certificates
2.351% due 07/27/2037		48	49
2.507% due 10/27/2036		69	67
2.687% due 07/27/2036		112	115
2.785% due 04/26/2037		55	54
5.509% due 04/15/2047		200	206
6.000% due 05/27/2036		82	82

First Horizon Mortgage Pass-Through Trust
2.625% due 12/25/2034		929	932

Granite Master Issuer PLC
0.305% due 12/20/2054		9	9

Great Hall Mortgages PLC
0.212% due 03/18/2039	EUR	519	601
0.373% due 06/18/2039		$5,582	5,307
0.690% due 03/18/2039	GBP	6,168	9,196
0.700% due 06/18/2039		36,898	54,726
0.710% due 06/18/2038		7,929	11,803

Greenwich Capital Commercial Funding Corp.
5.381% due 03/10/2039		$1,346	1,351

GS Mortgage Securities Corp.
4.761% due 07/10/2039		6,612	6,641

GSMPS Mortgage Loan Trust
0.520% due 03/25/2035		2,441	2,152

GSR Mortgage Loan Trust
0.470% due 04/25/2032		264	226
0.500% due 12/25/2034		67	62
0.510% due 12/25/2034		150	137
1.890% due 05/25/2034		125	116
2.216% due 06/25/2034		841	782
2.398% due 06/25/2034		12	12
2.536% due 09/25/2034		863	821
2.757% due 12/25/2034		1,005	969
2.814% due 01/25/2035		311	308

HarborView Mortgage Loan Trust
2.483% due 05/19/2033		148	149
2.689% due 01/19/2035		2,632	2,482

HomeBanc Mortgage Trust
0.500% due 10/25/2035		5,624	5,051

Impac CMB Trust
0.690% due 04/25/2035		342	314

JPMorgan Chase Commercial Mortgage Securities Trust
5.243% due 01/12/2043		247	247
5.772% due 06/15/2049		44	44

JPMorgan Mortgage Trust
2.318% due 12/25/2034		477	473
2.581% due 07/25/2035		117	118
2.649% due 09/25/2035		265	265
5.500% due 04/25/2036		2,669	2,738

JPMorgan Resecuritization Trust
2.564% due 08/27/2037		78	80
2.799% due 01/27/2047		50	51
5.597% due 07/27/2037		82	79

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		1,778	1,805

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	103

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Leek Finance PLC
0.840% due 12/21/2037	GBP	1,442	$2,365

Lehman XS Trust
0.440% due 12/25/2035		$3,449	3,092
1.113% due 11/25/2035		181	168

MASTR Adjustable Rate Mortgages Trust
2.541% due 03/25/2035		6,414	6,407
5.119% due 11/25/2034		536	527

Merrill Lynch Mortgage Investors Trust
0.420% due 11/25/2035		344	328
0.630% due 03/25/2030		94	90
1.832% due 03/25/2033		119	118
2.017% due 05/25/2029		53	53
2.124% due 02/25/2036		1,136	1,139
2.125% due 04/25/2035		2,740	2,622
5.337% due 05/25/2036		8,470	8,286

Morgan Stanley Capital Trust
5.439% due 02/12/2044		3,989	4,014
5.592% due 04/12/2049		7,485	7,540
5.610% due 04/15/2049		201	202

Morgan Stanley Dean Witter Capital, Inc. Trust
1.696% due 03/25/2033		583	547

Morgan Stanley Mortgage Loan Trust
0.620% due 07/25/2034		188	185
2.288% due 01/25/2035		2,701	2,623

Residential Accredit Loans, Inc. Trust
1.613% due 08/25/2035		2,969	2,523
2.293% due 04/25/2035		1,160	1,082
5.500% due 11/25/2034		6,553	6,653

Residential Asset Securitization Trust
0.720% due 08/25/2033		88	84

RMAC Securities PLC
0.710% due 06/12/2044	GBP	3,713	5,401

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$345	362
5.331% due 02/16/2044		326	345
5.336% due 05/16/2047		391	407

Sequoia Mortgage Trust
0.435% due 01/20/2035		81	76
0.465% due 12/20/2034		365	353
0.485% due 11/20/2034		109	104
0.577% due 02/20/2035		3,458	3,364
0.634% due 01/20/2035		4,922	4,554
0.939% due 07/20/2034		2,547	2,381
1.065% due 12/20/2032		2,467	2,392
2.641% due 04/20/2035		259	258

Structured Adjustable Rate Mortgage Loan Trust
0.555% due 06/25/2035		138	139
2.457% due 07/25/2034		280	281
2.503% due 03/25/2035		2,957	2,914
2.511% due 03/25/2034		142	140
2.513% due 02/25/2035		1,806	1,745
2.573% due 02/25/2034		47	48

Structured Asset Mortgage Investments Trust
1.004% due 02/19/2033		761	735
2.275% due 12/19/2034		2,195	2,202

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.944% due 11/25/2032		1,136	1,102

Structured Asset Securities Corp. Trust
5.500% due 05/25/2035		2,381	2,458

Thornburg Mortgage Securities Trust
0.710% due 03/25/2044		163	144
4.895% due 10/25/2046		8,850	8,766

Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		1,033	1,031

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.337% due 06/15/2049		$378	$372
5.421% due 04/15/2047		575	576
5.711% due 06/15/2049		555	557

WaMu Mortgage Pass-Through Certificates Trust
0.460% due 12/25/2045		68	62
0.480% due 01/25/2045		66	62
0.490% due 07/25/2045		93	90
1.278% due 11/25/2041		624	591
1.513% due 04/25/2044		58	57
1.614% due 11/25/2041		1,368	1,235
1.921% due 02/27/2034		108	106
2.426% due 10/25/2034		98	98

Wells Fargo Mortgage-Backed Securities Trust
2.491% due 09/25/2033		167	168
2.491% due 01/25/2034		52	52

Total Mortgage-Backed Securities (Cost $240,522)			254,203

ASSET-BACKED SECURITIES 3.6%

Aquilae CLO PLC
0.546% due 01/17/2023	EUR	193	233

Avoca CLO PLC
0.518% due 02/18/2022		323	391

Berica Asset-Backed Security SRL
0.379% due 12/31/2055		2,634	3,172

Clavos Euro CDO Ltd.
0.661% due 04/18/2023		1,100	1,331

Countrywide Asset-Backed Certificates
0.520% due 05/25/2046		$2,136	2,049
0.950% due 11/25/2034		37	36

Countrywide Asset-Backed Certificates Trust
1.005% due 04/25/2035		2,260	2,147

EFS Volunteer LLC
1.035% due 07/26/2027		738	742

First Franklin Mortgage Loan Asset-Backed Certificates
0.995% due 05/25/2034		6,304	5,831

Hyde Park CDO BV
0.429% due 06/14/2022	EUR	2,160	2,592

JPMorgan Mortgage Acquisition Corp.
0.360% due 05/25/2035		$1,840	1,814
0.460% due 05/25/2035		3,397	3,097

Long Beach Mortgage Loan Trust
1.070% due 06/25/2035		7,263	6,746

Magi Funding PLC
0.429% due 04/11/2021	EUR	44	53

Mid-State Capital Corp. Trust
5.745% due 01/15/2040		$623	676
5.787% due 10/15/2040		100	106
6.005% due 08/15/2037		55	58

Mid-State Trust
6.340% due 10/15/2036		7,878	8,329
7.340% due 07/01/2035		21	22

North Carolina State Education Assistance Authority
0.684% due 10/26/2020		28	28

Option One Mortgage Loan Trust
1.010% due 02/25/2033		40	38

Option One Mortgage Loan Trust Asset-Backed Certificates
0.770% due 04/25/2033		64	60

Origen Manufactured Housing Contract Trust
6.480% due 01/15/2037		55	59

Residential Asset Mortgage Products Trust
0.330% due 12/25/2036		4,032	3,953
0.560% due 02/25/2036		3,786	3,469

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Securitized Asset-Backed Receivables LLC Trust
0.460% due 12/25/2035		$7,406	$6,505

SLM Student Loan Trust
0.185% due 01/25/2041	EUR	10,000	11,013
0.225% due 01/25/2040		6,800	7,327
0.352% due 09/15/2021		61	74
0.630% due 12/15/2027		10,089	11,921

Wood Street CLO BV
0.431% due 11/22/2021		878	1,056

Total Asset-Backed Securities (Cost $77,055)			84,928

SOVEREIGN ISSUES 6.9%

Autonomous Community of Andalusia
5.200% due 07/15/2019		8,000	11,323

Autonomous Community of Catalonia
2.750% due 03/24/2016	CHF	200	204
4.300% due 11/15/2016	EUR	900	1,142
4.750% due 06/04/2018		900	1,177
4.950% due 02/11/2020		25,020	33,706

Autonomous Community of Valencia
4.375% due 07/16/2015		600	741

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,200	1,207

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	22,000	8,045

Mexico Government International Bond (d)
3.500% due 12/14/2017	MXN	305,760	22,133
4.000% due 11/15/2040		34,266	2,618
4.000% due 11/08/2046		334,755	26,025

New Zealand Government Bond
3.000% due 09/20/2030	NZD	20,432	17,619

Province of British Columbia
2.650% due 09/22/2021 (g)		$10,000	10,321

Province of Quebec
2.625% due 02/13/2023 (g)		25,000	25,015

Spain Government Bond
4.700% due 07/30/2041	EUR	1,000	1,623
5.150% due 10/31/2044		700	1,212

Total Sovereign Issues (Cost $171,393)			164,111

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Ally Financial, Inc.
7.000% due 01/30/2015 (e)		4,600	4,621

Total Preferred Securities (Cost $4,402)			4,621

SHORT-TERM INSTRUMENTS 16.0%

REPURCHASE AGREEMENTS (f) 6.9%
			162,189

		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 8.9%

Fannie Mae
0.096% due 01/22/2015		$8,600	8,599

Federal Home Loan Bank
0.035% due 01/14/2015		25,500	25,500
0.051% due 02/12/2015		66,500	66,496

104	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.081% due 01/23/2015 - 01/29/2015	$42,400	$42,398
0.086% due 01/23/2015	21,500	21,499
0.132% due 02/25/2015	15,800	15,797
0.152% due 04/09/2015	24,300	24,298

Freddie Mac
0.071% due 03/25/2015	5,800	5,800

		210,387

U.S. TREASURY BILLS 0.2%
0.048% due 04/02/2015 - 05/14/2015 (c)(i)(k)	5,287	5,286

Total Short-Term Instruments (Cost $377,853)		377,862

Total Investments in Securities (Cost $2,451,354)		2,471,901

Total Investments 104.4% (Cost $2,451,354)		$2,471,901

Financial Derivative Instruments (h)(j) 1.5% (Cost or Premiums, net $(2,269))		35,919

Other Assets and Liabilities, net (5.9%)		(140,621)

Net Assets 100.0%		$2,367,199

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOM	0.000%	12/31/2014	01/02/2015	$49,600	U.S. Treasury Notes 1.500% - 3.625% due 12/31/2018 - 08/15/2019	$(50,635)	$49,600	$49,600
BOS	0.000%	12/31/2014	01/02/2015	34,900	U.S. Treasury Bonds 3.625% due 02/15/2044	(36,097)	34,900	34,900
RYL	0.000%	12/31/2014	01/02/2015	75,000	U.S. Treasury Notes 4.500% due 11/15/2015	(76,535)	75,000	75,001
SSB	0.000%	12/31/2014	01/02/2015	2,689	Fannie Mae 2.200% due 10/17/2022	(2,745)	2,689	2,689
Total Repurchase Agreements						$(166,012)	$162,189	$162,190

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	0.000%	10/28/2014	01/28/2015	$(11,199)	$(11,208)
RDR	0.000%	10/29/2014	01/29/2015	(20,926)	(20,942)
SOG	0.000%	11/04/2014	01/05/2015	(35,291)	(35,305)
Total Reverse Repurchase Agreements					$(67,455)

(2)

As of December 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $513,732 at a weighted average interest rate of 0.218%.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	105

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $69,272 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOM	$49,600	$0	$0	$0	$49,600	$(50,635)	$(1,035)
BOS	34,900	0	0	0	34,900	(36,097)	(1,197)
BRC	0	(11,208)	0	0	(11,208)	12,538	1,330
RDR	0	(20,942)	0	0	(20,942)	21,399	457
RYL	75,001	0	0	0	75,001	(76,535)	(1,534)
SOG	0	(35,305)	0	0	(35,305)	35,115	(190)
SSB	2,689	0	0	0	2,689	(2,745)	(56)
Total Borrowings and Other Financing Transactions	$162,190	$(67,455)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-BTP Italy Government Bond March Futures	Long	03/2015	146	$264	$184	$0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	5	(13)	0	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	2,659	704	581	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2015	4	(3)	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	65	(24)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	76	(66)	0	(3)
Total Futures Contracts				$862	$765	$(5)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	179,800	$(2,527)	$(1,982)	$0	$(51)
Pay	6-Month GBP-LIBOR	1.880%	10/05/2017		21,300	(422)	(422)	0	(15)
Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	500,000	235	289	134	0
						$(2,714)	$(2,115)	$134	$(66)
Total Swap Agreements						$(2,714)	$(2,115)	$134	$(66)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $6,437 and cash of $541 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$765	$134	$899	$0	$(5)	$(66)	$(71)

106	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2015	EUR	14,370	$	17,811	$423	$0
	01/2015	ILS	24,213		6,373	173	(8)
	01/2015	$	1,228	AUD	1,449	0	(45)
	01/2015		23,656	EUR	19,046	0	(609)
	01/2015		3,214	ILS	12,164	0	(96)
	01/2015		44,220	JPY	5,303,199	54	0
	02/2015	JPY	5,303,199	$	44,230	0	(55)
	03/2015	ILS	16,199		4,175	28	(7)
	06/2015	EUR	20,880		28,389	3,084	0
	06/2015	$	185	EUR	140	0	(16)
	06/2016	EUR	58,878	$	80,612	8,524	0
	06/2016	$	3,452	EUR	2,556	0	(323)
BPS	01/2015	EUR	4,971	$	6,183	168	0
	01/2015	ILS	8,157		2,104	13	0
	01/2015	$	2,406	EUR	1,946	0	(51)
	02/2015	CHF	166	$	172	5	0
	04/2015	BRL	229		93	9	0
	06/2015	EUR	9,381		12,722	1,353	0
BRC	02/2015	$	1,029	MXN	14,461	0	(51)
	06/2015	EUR	12,039	$	16,356	1,766	0
	06/2015	$	112,768	EUR	85,414	0	(9,251)
	06/2016	EUR	11,049	$	15,193	1,659	0
CBK	01/2015		10,466		12,901	236	0
	01/2015	$	87,453	EUR	70,872	0	(1,695)
	01/2015		13,363	JPY	1,582,800	0	(149)
	02/2015	EUR	35,356	$	43,330	535	0
	02/2015	$	1,573	CHF	1,527	0	(36)
	02/2015		212	MXN	2,906	0	(15)
	06/2015	EUR	10,388	$	14,200	1,611	0
	06/2015	$	4,024	EUR	3,042	0	(338)
DUB	08/2015	EUR	13,000	$	17,424	1,657	0
	02/2016		57,270		77,068	7,322	0
	06/2016		6,201		8,490	899	0
	06/2016	$	3,897	EUR	2,883	0	(367)
FBF	01/2015	AUD	5,804	$	4,749	11	0
	04/2015	BRL	10,872		4,413	422	0
	06/2015	EUR	17,137		23,260	2,491	0
GLM	01/2015	AUD	661		540	1	0
	01/2015	EUR	41,835		51,534	911	0
	01/2015	GBP	628		984	5	0
	01/2015	ILS	41,925		11,236	487	0
	01/2015	JPY	2,571,700		21,675	205	0
	01/2015	$	6,929	AUD	8,181	0	(250)
	01/2015		39,871	EUR	32,279	0	(812)
	01/2015		11,952	JPY	1,417,200	0	(121)
	02/2015	AUD	5,122	$	4,145	0	(28)
	02/2015	CHF	5,818		6,041	185	0
	02/2015	EUR	42,464		51,723	323	0
	02/2015	$	3,221	CHF	3,122	0	(79)
	06/2015		26,024	EUR	19,570	0	(2,306)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	107

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	01/2015	AUD	15,716	$	13,443	$613	$0
	01/2015	ILS	53,808		14,278	483	0
	01/2015	NZD	20,771		16,205	3	0
	01/2015	$	1,180	GBP	753	0	(6)
	01/2015		12,075	JPY	1,429,900	0	(137)
	02/2015	AUD	3,679	$	2,995	1	(3)
	04/2015	BRL	10,899		4,425	424	0
JPM	01/2015	AUD	2,709		2,218	7	0
	01/2015	EUR	52,501		64,905	1,376	0
	01/2015	JPY	3,219,200		27,233	357	0
	01/2015	$	61,392	JPY	7,345,300	144	(213)
	02/2015	EUR	10,384	$	12,702	132	0
	02/2015	JPY	1,428,900		11,868	0	(64)
	02/2015	MXN	6,965		483	12	0
	02/2015	$	380	MXN	5,444	0	(11)
	03/2015	ILS	21,146	$	5,394	0	(28)
	08/2015	$	17,180	EUR	13,000	0	(1,413)
MSB	01/2015	ILS	5,639	$	1,483	37	0
	01/2015	$	5,524	AUD	6,747	0	(16)
	01/2015		192,996	GBP	124,473	1,008	0
	01/2015		29,955	JPY	3,484,300	0	(866)
	02/2015	AUD	6,747	$	5,512	16	0
	02/2015	GBP	124,473		192,949	0	(1,011)
	02/2015	MXN	337,925		23,899	1,038	0
	03/2015	ILS	6,852		1,749	0	(8)
	06/2015	EUR	14,702		20,154	2,336	0
	06/2016		15,595		21,449	2,356	0
NAB	06/2015		23,639		32,095	3,445	0
	06/2016		33,844		46,470	5,026	0
	07/2016		17,634		23,922	2,295	0
RBC	01/2015	GBP	125,784		197,501	1,453	0
	02/2015	MXN	479,962		34,629	2,159	0
SOG	01/2015	$	3,871	ILS	14,606	0	(126)
	01/2015		16,132	NZD	20,771	70	0
	02/2015	NZD	20,771	$	16,087	0	(71)
UAG	01/2015	JPY	14,771,799		124,930	1,606	0
	01/2015	$	1,852	GBP	1,186	0	(3)
	02/2015	JPY	39,513	$	328	0	(2)
	02/2015	$	116	MXN	1,715	0	0
Total Forward Foreign Currency Contracts						$60,957	$(20,686)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC USD versus JPY	JPY	99.000	09/30/2015	$5,400	$(44)	$(12)
FBF	Call - OTC USD versus MXN	MXN	14.500	02/02/2015	3,200	(22)	(74)
GLM	Call - OTC USD versus INR	INR	63.500	01/12/2015	3,500	(24)	(12)
HUS	Put - OTC USD versus MXN	MXN	13.200	01/14/2015	4,100	(16)	0
	Call - OTC USD versus MXN		13.800	01/14/2015	4,100	(39)	(269)
						$(145)	$(367)
Total Written Options						$(145)	$(367)

108	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$0	$0
Sales	23,700	(165)
Closing Buys	0	0
Expirations	0	0
Exercised	(3,400)	20
Balance at End of Period	$20,300	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)			Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	$		5,300	$(500)	$(259)	$0	$(759)
BRC	Russia Government International Bond	1.000%	12/20/2019	4.779%			4,200	(301)	(358)	0	(659)
GST	Greece Government International Bond	1.000%	12/20/2015	16.350%		EUR	5,700	(294)	(627)	0	(921)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	$		5,700	(560)	(257)	0	(817)
	Russia Government International Bond	1.000%	12/20/2015	5.114%			4,100	(60)	(99)	0	(159)
HUS	Mexico Government International Bond	1.000%	12/20/2019	0.996%			22,000	130	(119)	11	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%			9,700	(687)	(834)	0	(1,521)
JPM	Mexico Government International Bond	1.000%	12/20/2019	0.996%			25,000	148	(136)	12	0
								$(2,124)	$(2,689)	$23	$(4,836)
Total Swap Agreements								$(2,124)	$(2,689)	$23	$(4,836)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	109

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $10,052 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$12,286	$0	$0	$12,286	$(1,159)	$0	$0	$(1,159)	$11,127	$(10,610)	$517
BPS	1,548	0	0	1,548	(51)	0	(759)	(810)	738	(735)	3
BRC	3,425	0	0	3,425	(9,302)	0	(659)	(9,961)	(6,536)	6,031	(505)
CBK	2,382	0	0	2,382	(2,233)	(12)	0	(2,245)	137	(190)	(53)
DUB	9,878	0	0	9,878	(367)	0	0	(367)	9,511	(8,910)	601
FBF	2,924	0	0	2,924	0	(74)	0	(74)	2,850	(2,770)	80
GLM	2,117	0	0	2,117	(3,596)	(12)	0	(3,608)	(1,491)	1,614	123
GST	0	0	0	0	0	0	(1,897)	(1,897)	(1,897)	1,977	80
HUS	1,524	0	11	1,535	(146)	(269)	(1,521)	(1,936)	(401)	430	29
JPM	2,028	0	12	2,040	(1,729)	0	0	(1,729)	311	0	311
MSB	6,791	0	0	6,791	(1,901)	0	0	(1,901)	4,890	(4,780)	110
NAB	10,766	0	0	10,766	0	0	0	0	10,766	(10,170)	596
RBC	3,612	0	0	3,612	0	0	0	0	3,612	(4,060)	(448)
SOG	70	0	0	70	(197)	0	0	(197)	(127)	0	(127)
UAG	1,606	0	0	1,606	(5)	0	0	(5)	1,601	(1,370)	231
Total Over the Counter	$60,957	$0	$23	$60,980	$(20,686)	$(367)	$(4,836)	$(25,889)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$765	$765
Swap Agreements	0	0	0	0	134	134
	$0	$0	$0	$0	$899	$899
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,957	$0	$60,957
Swap Agreements	0	23	0	0	0	23
	$0	$23	$0	$60,957	$0	$60,980
	$0	$23	$0	$60,957	$899	$61,879

110	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	66	66
	$0	$0	$0	$0	$71	$71
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,686	$0	$20,686
Written Options	0	0	0	367	0	367
Swap Agreements	0	4,836	0	0	0	4,836
	$0	$4,836	$0	$21,053	$0	$25,889
	$0	$4,836	$0	$21,053	$71	$25,960

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,415	$6,415
Swap Agreements	0	0	0	0	(360)	(360)
	$0	$0	$0	$0	$6,055	$6,055
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,029	$0	$69,029
Swap Agreements	0	718	0	0	0	718
	$0	$718	$0	$69,029	$0	$69,747
	$0	$718	$0	$69,029	$6,055	$75,802

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$862	$862
Swap Agreements	0	0	0	0	(2,115)	(2,115)
	$0	$0	$0	$0	$(1,253)	$(1,253)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,455	$0	$53,455
Written Options	0	0	0	(222)	0	(222)
Swap Agreements	0	(2,688)	0	0	0	(2,688)
	$0	$(2,688)	$0	$53,233	$0	$50,545
	$0	$(2,688)	$0	$53,233	$(1,253)	$49,292

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$33,400	$0	$33,400
Corporate Bonds & Notes
Banking & Finance	0	632,267	0	632,267
Industrials	0	162,211	36,185	198,396
Utilities	0	63,226	0	63,226

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	111

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Municipal Bonds & Notes
California	$0	$47,015	$0	$47,015
Florida	0	10,547	0	10,547
South Dakota	0	8,020	0	8,020
U.S. Government Agencies	0	74,278	0	74,278
U.S. Treasury Obligations	0	519,027	0	519,027
Mortgage-Backed Securities	0	242,836	11,367	254,203
Asset-Backed Securities	0	84,928	0	84,928
Sovereign Issues	0	164,111	0	164,111
Preferred Securities
Banking & Finance	0	4,621	0	4,621
Short-Term Instruments
Repurchase Agreements	0	162,189	0	162,189
Short-Term Notes	0	210,387	0	210,387
U.S. Treasury Bills	0	5,286	0	5,286
Total Investments	$0	$2,424,349	$47,552	$2,471,901

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	765	134	0	899
Over the counter	0	60,980	0	60,980
	$765	$61,114	$0	$61,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(66)	0	(71)
Over the counter	0	(25,889)	0	(25,889)
	$(5)	$(25,955)	$0	$(25,960)
Totals	$760	$2,459,508	$47,552	$2,507,820

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 06/30/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$6,874	$0	$(7,220)	$(20)	$326	$40	$0	$0	$0	$0
Industrials	32,655	0	(55)	5	4	3,576	0	0	36,185	3,574
Mortgage- Backed Securities	37,018	0	(27,385)	(6)	394	(83)	5,861	(4,432)	11,367	(83)
Totals	$76,547	$0	$(34,660)	$(21)	$724	$3,533	$5,861	$(4,432)	$47,552	$3,491

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$36,185	Benchmark Pricing	Base Price	99.09
Mortgage-Backed Securities	11,367	Benchmark Pricing	Base Price	101.02 - 104.50
Total	$47,552

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

112	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2014

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ Distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	DECEMBER 31, 2014	113

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Active Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Active Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE Arca is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other

114	PIMCO ETF TRUST

(Unaudited)

December 31, 2014

financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as

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derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants

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Notes to Financial Statements (Cont.)

to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

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(b) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Portfolio and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2014, (amounts in thousands†):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$70,609	$112,910	$(155,133)	$0	$0	$28,386	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of

Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Fund will then invest the cash collateral received in the PIMCO Government

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Money Market Fund or PIMCO Money Market Fund (see table below for designations) and record a liability for the return of the collateral during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they

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may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve

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the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a

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deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management.

A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited

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volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have histor-

ically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Master Netting Arrangements The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Diversified Income Active Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Active Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Total Return Active Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2014 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses Pimco provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organization expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Through October 31, 2014 PIMCO agreed to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO did not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, until October 31, 2015, to waive a portion of PIMCO Low Duration Active Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit;

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2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2015, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, and in the case of PIMCO Total Return Active Exchange-Traded Fund, extraordinary legal expenses (excluding expenses related to litigation and regulatory proceedings), if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$9
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	2
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	9
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	9
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	8
PIMCO Diversified Income Active Exchange-Traded Fund	38
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	52
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	67
PIMCO Low Duration Active Exchange-Traded Fund	37
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1
PIMCO Total Return Active Exchange-Traded Fund	1,817

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$52,046	$10,760
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	3,602	0
PIMCO Diversified Income Active Exchange-Traded Fund	1,198	2,149
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	938,976	843,070
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	19,281	0
PIMCO Low Duration Active Exchange-Traded Fund	13,448	14,893
PIMCO Total Return Active Exchange-Traded Fund	155,293	82,913

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2014	127

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$54,436	$40,900	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	2,986	3,001	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	26,175	26,049	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	7,705	8,960	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	200,260	196,498	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	2,670	2,758	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	14,856	15,128	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	59,960	537,415	428,243
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	105,522	7,371
PIMCO Diversified Income Active Exchange-Traded Fund	0	0	9,734	9,275
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,307,793	2,261,727	1,373,678	1,415,925
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0	400	2,414	2,150
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	60,639	21,235	18,689	39,165
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	23,871	5,047
PIMCO Low Duration Active Exchange-Traded Fund	1,203,742	1,190,670	52,584	34,992
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	701	6,086	17,057
PIMCO Total Return Active Exchange-Traded Fund	890,896	1,128,706	133,984	1,908,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended December 31, 2014, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$20,087	$45,319
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	3,967
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	45,250	12,447
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	77,451	70,122

Fund Name	Contributions	Redemptions
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$118,566	$80,603
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	9,898	3,318
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	37,513	93,531
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	406,840	2,257,119
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	10,204	147,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO ETF TRUST

(Unaudited)

December 31, 2014

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration Year of Accumulated Capital Losses (amounts in thousands)
	2015	2016	2017	2018	2019	2020	2021
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	363	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	0	0	0	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	0	0	0	0	0	0

SEMIANNUAL REPORT	DECEMBER 31, 2014	129

Notes to Financial Statements (Cont.)

(Unaudited)

December 31, 2014

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new losses for an unlimited period. Additionally, such capital losses that are carried over retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of June 30, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	41	143
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	4,932	71
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,718	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,847	4,082
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	301	78
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	29	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0
PIMCO Build America Bond Exchange-Traded Fund	889	59
PIMCO Diversified Income Active Exchange-Traded Fund	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	119	180
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,700	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,147	672
PIMCO Low Duration Active Exchange-Traded Fund	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	182	0
PIMCO Total Return Active Exchange-Traded Fund	43,673	12,699

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$114,067	$21	$(77)	$(56)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	9,199	33	(48)	(15)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	106,377	2,832	0	2,832
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	91,109	6,736	0	6,736
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,355,755	0	(30,952)	(30,952)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	79,330	955	(2,445)	(1,490)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	48,505	42	(1,729)	(1,687)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,992,349	10,263	(115,622)	(105,359)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	168,820	3,522	(1,428)	2,094
PIMCO Diversified Income Active Exchange-Traded Fund	43,007	455	(1,807)	(1,352)
PIMCO Enhanced Short Maturity Strategy Active Exchange-Traded Fund	3,799,653	4,654	(8,818)	(4,164)
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	16,401	5	(785)	(780)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	176,151	508	(14,814)	(14,306)
PIMCO Intermediate Municipal Bond Strategy Active Exchange-Traded Fund	217,796	7,009	(54)	6,955
PIMCO Low Duration Active Exchange-Traded Fund	182,528	217	(1,376)	(1,159)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	65,085	352	(92)	260
PIMCO Total Return Active Exchange-Traded Fund	2,453,917	52,344	(34,360)	17,984

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

130	PIMCO ETF TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	PLN	Polish Zloty
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation

Other Abbreviations:
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	OIS	Overnight Index Swap
BABs	Build America Bonds	JSC	Joint Stock Company	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	DECEMBER 31, 2014	131

Approval of Renewal of the Investment Management Agreement

On August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2015. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	INFORMATION RECEIVED

(a) Materials Reviewed: During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, or other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process: In connection with the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO

132	PIMCO ETF TRUST

(Unaudited)

has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services: The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, two- and three-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting.

The Board noted that most of the Funds have a limited performance history. The Board also noted that the Trust had recently reached $15 billion in assets under management and that the PIMCO Total Return Active Exchange-Traded Fund and the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund were currently the largest actively managed Funds. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors and their benchmarks, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the period since inception. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board considered that because PIMCO does not expect certain Funds to outperform their benchmark indexes over long term horizons, PIMCO believes that it is more appropriate to compare the performance of such Funds to a comparative universe.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreement, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreement.

SEMIANNUAL REPORT	DECEMBER 31, 2014	133

Approval of Renewal of the Investment Management Agreement (Cont.)

4.	MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the total expense ratio for 17 out of 21 Funds was equal to or less than the median expenses of comparable funds in the Lipper Expense Group. The Board considered that the actively-managed Funds offered by PIMCO are unique strategies with no competitors in the marketplace and that the Lipper Report compares them to a mix of active and index exchange-traded funds. The Board compared each Fund’s total expenses to other funds in the Lipper Expense Group, and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the standard fee rate PIMCO charges to other investment companies with similar strategies, including differences in management services provided. The Board noted that PIMCO does not currently manage any separate accounts with investment strategies similar to those of the Funds.

The Board also considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires through one set fee, and in return, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing Fund shares with any securities exchange or other trading system. The Board considered that the unified fee leads to fund fees that are fixed, rather than variable. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on fund fees that would be beneficial to the Funds and their shareholders.

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each newly organized Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the Fund exceeds 0.0049% during the Fund’s first fiscal year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the management fee charged by PIMCO, as well as the total expenses of each Fund, are reasonable and approval of the renewal of the Agreement would likely benefit the Funds and their shareholders.

5.	ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that PIMCO ETF Trust’s overall margin is positive; however, some Funds have a negative margin when viewed on a stand-alone basis. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the management fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’

134	PIMCO ETF TRUST

(Unaudited)

unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee. The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s assets decline and/or operating costs rise. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew, or declined in the case of some Funds, and continued to be competitive compared with peers.

The Board concluded that each Fund’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of Fund shareholders.

6.	ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreement. The Board concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2014	135

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

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ETF4001SAR_123114

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2015